                                                                                                1933 Act Registration No. 333-31011
                                                                                                1940 Act Registration No. 811-08289

===================================================================================================================================

                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       Washington, D.C. 20549

                                                              FORM N-6

                              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]
                                          Pre-Effective Amendment No.                                [ ]
                                          Post-Effective Amendment No.    10                         [X]
                                                               and/or
                                REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                          Amendment No. _ 11                                         [X]

                                                  THRIVENT VARIABLE LIFE ACCOUNT I
                                                     (Exact Name of Registrant)

                                                  THRIVENT FINANCIAL FOR LUTHERANS
                                                         (Name of Depositor)

                                       625 Fourth Avenue South, Minneapolis, Minnesota 55415
                                        (Address of Depositor's Principal Executive Offices)

                                 Depositor's Telephone Number, including Area Code: (612) 340-7005

                                               NAME AND ADDRESS OF AGENT FOR SERVICE
                                                           John C. Bjork
                                                      625 Fourth Avenue South
                                                    Minneapolis, Minnesota 55415

                                           APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                             As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 2003 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

===================================================================================================================================

                       THRIVENT VARIABLE LIFE ACCOUNT I
                                  PROSPECTUS
                                      FOR
          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
                  ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

                Operations Center:          Corporate Office:
              4321 North Ballard Road    625 Fourth Avenue South
              Appleton, WI 54919-0001     Minneapolis, MN 55415
             Telephone: (800) 847-4836  Telephone: (800) 847-4836
             E-mail: mail@thrivent.com  E-mail: mail@thrivent.com

This Prospectus describes the flexible premium variable universal life insurance contract offered by Thrivent Financial for Lutherans to persons who are eligible for Thrivent Financial membership. The contract is a long-term investment designed to provide significant life insurance benefits. This
Prospectus provides basic information that you should know before purchasing the contract. You should consider the contract in conjunction with other insurance you own. Replacing your existing life insurance policy with this contract may not be to your advantage. It also may not be to your advantage to finance the purchase or maintenance of this contract through a loan or through withdrawals from another insurance policy.

We allocate premiums based on your designation to one or more subaccounts of
Thrivent Variable Life Account I (the "Variable Account") or the fixed account.
The assets of each subaccount will be invested solely in a corresponding
Portfolio of AAL Variable Product Series Fund, Inc. or LB Series Fund, Inc.
(each a "Fund" and collectively the "Funds"), which are diversified, open-end management investment companies (commonly known as "mutual funds"). We provide the overall investment management for each of the Portfolios of the Funds, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectuses for the Funds describe the investment objectives and attendant risks of the following Portfolios of the Funds:

               AAL Variable Product       LB Series Fund, Inc.
                 Series Fund, Inc.
             Technology Stock Portfolio Small Cap Growth Portfolio
             Small Cap Stock Portfolio   (subadvised by Franklin
                                             Advisers, Inc.)
             Small Cap Index Portfolio     Opportunity Growth
                                                Portfolio
             Small Cap Value Portfolio    Mid Cap Select Growth
                                                Portfolio
              Mid Cap Stock Portfolio        (subadvised by
                                         Massachusetts Financial
                                            Services Company)
              Mid Cap Index Portfolio   Mid Cap Growth Portfolio
              International Portfolio    World Growth Portfolio
              (subadvised by Oechsle     (subadvised by T. Rowe
              International Advisors,   Price International, Inc.)
                       LLC)
             Capital Growth Portfolio       All Cap Portfolio
                Large Company Index      (subadvised by Fidelity
                     Portfolio            Management & Research
                                                Company)
              Real Estate Securities        Growth Portfolio
                     Portfolio
                Balanced Portfolio      Investors Growth Portfolio
             High Yield Bond Portfolio       (subadvised by
                                         Massachusetts Financial
                                            Services Company)
              (subadvised by Pacific     Growth Stock Portfolio
               Investment Management
                   Company LLC)
               Bond Index Portfolio      (subadvised by T. Rowe
                                         Price Associates, Inc.)
                Mortgage Securities          Value Portfolio
                     Portfolio
                                          High Yield Portfolio
                                            Income Portfolio
                                          Limited Maturity Bond
                                                Portfolio
                                         Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The Prospectus is valid only when accompanied or preceded by the current prospectuses of AAL Variable Product Series Fund, Inc.
and LB Series Fund, Inc.

                The date of this Prospectus is April 30, 2003.

         Contract Benefits/Risks Summary                                3

         Fee Tables                                                     7

         The Contract                                                  12

         Premiums                                                      14

         Contract Values                                               16

         Death Benefits                                                18

         Partial Withdrawals and Surrenders                            22

         Transfers                                                     24

         Written and Telephone Requests                                24

         Loans                                                         25

         Contract Lapse and Reinstatement                              26

         Thrivent Financial for Lutherans and The Variable Account     27

         Investment Options                                            27

         Charges and Deductions                                        33

         Federal Tax Matters                                           36

         Supplemental Benefits and Riders                              39

         Distribution                                                  40

         Hypothetical Illustrations                                    40

         Legal Proceedings                                             48

         Financial Statements                                          48

         Glossary                                                      49

         Statement of Additional Information Table of Contents         51

CONTRACT BENEFITS/RISKS SUMMARY

This summary describes the contract's important benefits and risks. The sections in the Prospectus following this summary discuss the contract's benefits and other provisions in more detail. For your convenience, we have provided a Glossary at the end of this Prospectus that defines certain words and phrases used in this Prospectus.

Contract Benefits

The contract is a flexible premium variable universal life insurance contract.
The variable universal life contract is built around its cash value. Cash value changes every business day based upon the investment experience of the
Portfolios underlying the subaccounts or the amount of interest credited to the fixed account. Premiums increase cash value. Charges and cash you withdraw from the contract decrease cash value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial withdrawal and loan privileges will influence the contract's performance. The choices you make will directly impact how long the contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit
We pay a death benefit to the beneficiary upon receipt at our Operations Center of due proof of death of the insured. At the time of purchase, you must choose between two death benefit options: the Level Death Benefit Option and the
Variable Death Benefit Option. We will reduce the amount of any death benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

Level Death Benefit Option. Under this option, the death benefit is the greater of the specified amount or the death benefit factor multiplied by cash value.
The death benefit factor depends on the insured's age at the date of death. The death benefit for this option generally remains level.

Variable Death Benefit Option. Under this option, the death benefit is the greater of the specified amount plus cash value, or the death benefit factor
(which depends on the insured's age at the date of death) multiplied by cash value. The death benefit will vary over time.

Death Benefit Guarantee
A death benefit guarantee is available until the insured reaches age 65 or 10 years from the contract issue date, whichever is later, provided that you make timely payment of the required minimum premium amounts. The death benefit guarantee ensures that your contract will remain in effect, even if the cash value is insufficient to pay the current monthly deductions.

Access to Cash Value
Transfers. You may transfer cash value among the subaccounts and the fixed account. You will not be charged for the first 12 transfers in a contract year.
We will charge $25 for each additional transfer during a contract year. The amount transferred to any subaccount or to the fixed account must be at least
$50.

Loans. You may borrow up to 92% (in most states) of the surrender value of your contract. The surrender value is the cash value of your contract less any surrender charges and outstanding loan balances as of the date of the loan. We charge you a maximum annual interest rate of 8% until the 15th contract anniversary; thereafter, the rate will drop to 7.25%. In addition, we may credit a lower annual interest rate to the portion of the fixed account cash value that equals the amount of the total outstanding loan. This rate will never be less than 4% annually. Loans may have tax consequences.

Partial Withdrawals. You may make a written request to withdraw part of your cash value. We deduct a $25 charge from the cash value for each partial withdrawal after the first one in any contract year. Partial withdrawals may have tax consequences.

Surrenders. At any time while the contract is in force and the insured is living, you may make a written request to surrender this contract. A surrender may have tax consequences.

Premiums
Flexibility of Premiums. After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You can choose to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic monthly premiums using our member convenience account. You may make changes in the frequency and payment amounts at any time with adequate notice to our
Operations Center.

Free Look Provision. You have the right to examine and cancel your contract by returning it to our Operations Center or to your Thrivent Financial associate no later than 10 days after you receive it. (Some states allow a longer period of time during which a contract may be returned.) The right to examine period begins when you receive your contract. If you cancel and return your contract during this period, we generally will mail a refund to you within seven days after we receive your request to cancel your contract. Depending on state law, this refund will equal: (i) the difference between payments made and amounts allocated to the Variable Account; plus (ii) the value of the amount allocated to the Variable Account as of the date the returned contract is received by us;
plus (iii) any fees imposed on the amounts allocated to the Variable Account.
If your state requires a full refund of premiums paid, we will allocate your premiums to the Money Market Subaccount for the free look period plus five days.

The Contract
Ownership Rights. While the insured is living and the contract is in force, you, as the owner of the contract, may exercise all of the rights and options described in the contract, subject to the terms of any assignment of the contract. These rights include selecting and changing the beneficiary, naming a successor owner, changing the specified amount of the contract, and assigning the contract.

Investment Options. The Variable Account is an investment account separate from the fixed account. You may direct the money in your contract to any of the following subaccounts of the Variable Account:

o  Technology Stock Subaccount

o  Small Cap Growth Subaccount

o  Opportunity Growth Subaccount

o  Small Cap Stock Subaccount

o  Small Cap Index Subaccount

o  Small Cap Value Subaccount

o  Mid Cap Select Growth Subaccount

o  Mid Cap Growth Subaccount

o  Mid Cap Stock Subaccount

o  Mid Cap Index Subaccount

o  International Subaccount

o  World Growth Subaccount

o  All Cap Subaccount

o  Growth Subaccount

o  Investors Growth Subaccount

o  Growth Stock Subaccount

o  Capital Growth Subaccount

o  Value Subaccount

o  Large Company Index Subaccount

o  Real Estate Securities Subaccount

o  Balanced Subaccount

o  High Yield Subaccount

o  High Yield Bond Subaccount

o  Income Subaccount

o  Bond Index Subaccount

o  Limited Maturity Bond Subaccount

o  Mortgage Securities Subaccount

o  Money Market Subaccount

Each subaccount invests in one of the corresponding Portfolios listed on the first page of this Prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the subaccounts invest. There is no guaranteed minimum subaccount cash value.

Fixed Account. You may place money in the fixed account where it earns at least
4% annual interest. We may declare higher rates of interest, but are not obligated to do so. We may credit a lower rate of interest to the portion of the fixed account securing a loan. The fixed account is part of our general account.

Cash Value. Cash value is the sum of your amounts in the subaccounts and the fixed account. Cash value varies from day to day, depending on the investment performance of the subaccounts you choose, interest we credit to the fixed account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans).

Settlement Options. There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the contract, other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $1,000.

Maturity Benefit. Once the insured has attained age 100, the contract will provide a maturity benefit equal to the cash value minus any loans and unpaid loan interest.

Supplemental Benefits and Riders
We offer several optional insurance benefits and riders that provide supplemental benefits under the contract. There is a charge associated with each of these insurance benefits and riders. Your Thrivent Financial associate can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk
If you invest your cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value will decrease. You could lose everything you invest and your contract could lapse without value, unless you pay additional premium. If you allocate premiums to the fixed account, then we credit your cash value (in the fixed account) with a declared rate of interest.
You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse
If your monthly charges exceed your surrender value, your contract may enter a
61-day (in most states) grace period. We will notify you that your contract will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your contract generally will not lapse: (i) if you cover the monthly deduction amount by making timely payment of the minimum premium amount required to keep your death benefit guarantee in effect; or (ii) if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed contract.

Tax Risks
We anticipate that the contract should be deemed a life insurance contract under federal tax law. However, there is limited guidance under the federal tax law and some uncertainty about the application of the federal tax law to the contract. Assuming that a contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of cash value until there is a distribution from the contract. Moreover, death benefits payable under the contract should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit.

Depending on the total amount of premiums you pay, the contract may be treated as a modified endowment contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the contract will be taxable as ordinary income to the extent there are earnings in the contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the contract is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a contract that is not a MEC are subject to the
10% penalty tax.

You should consult a qualified tax adviser for assistance in all contract-related tax matters.

Surrender and Partial Withdrawal Risks
A surrender charge applies during the first 10 contract years after the contract date and for 10 years after each increase in specified amount. It is possible that you will receive no surrender value if you surrender your contract in the first few contract years. You should purchase the contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the contract if you intend to surrender all or part of the cash value in the near future. We designed the contract to meet long-term financial goals. The contract is not suitable as a short-term investment.

Even if you do not ask to surrender your contract, surrender charges may play a role in determining whether your contract will lapse (terminate without value).
This is because surrender charges affect the surrender value, a measure we use to determine whether your contract will enter a grace period (and possibly lapse). See Risk of Lapse, above.

A partial withdrawal will reduce cash value, death benefit and the amount of premiums considered paid to meet the death benefit guarantee premium requirement. If you select a level death benefit option, a partial withdrawal also will reduce the specified amount of the contract.

A surrender or partial withdrawal may have tax consequences.

Loan Risks
A contract loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and/or fixed account as collateral. This loan collateral does not participate in the investment performance of the subaccounts or receive any higher current interest rate credited to the fixed account.

We reduce the amount we pay on the insured's death by the amount of any indebtedness. Your contract may lapse (terminate without value) if your indebtedness reduces the surrender value to zero.

A loan will reduce your surrender value as well as your death benefit. If you surrender the contract or allow it to lapse while a contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Risks
A comprehensive discussion of the risks of each Portfolio in which the subaccounts invest may be found in the Portfolio companies prospectus. Please refer to the prospectuses for the Portfolio companies for more information.
There is no assurance that any of the Portfolios will achieve its stated
investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. If the amount of a charge varies depending on the owner's or the insured's individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the contract.

The first table describes the fees and expenses that you will pay at the time you buy the contract, surrender the contract, or transfer cash value among the subaccounts and the fixed account.

                                          Transaction Fees                          Amount
           Charge                          When Deducted                     Deducted (Annualized)
----------------------------------------------------------------------------------------------------------

Premium Expense Charge          Upon receipt of each premium paid      3% of each premium payment
----------------------------------------------------------------------------------------------------------

Premium Tax Charge              Not applicable/1/                      Not applicable
----------------------------------------------------------------------------------------------------------

Surrender Charge/2/

  Under the base contract:

  Minimum and Maximum             Upon surrender, lapse or               During the first contract year,
  Charge                          decrease in the specified amount       $1.16 to $34.79 per $1,000 of
                                  during the first 10 contract years     specified amount

  Charge for a male insured,      Upon surrender, lapse or               $12.66 per $1,000 of specified
  issue age 40, in the            decrease in the specified amount       amount
  standard nonsmoker risk         during the first 10 contract years
  class with a specified
  amount of $150,000, in the
  first contract year

  Following an increase in
  specified amount:

  Minimum and Maximum             Upon surrender, lapse or               During the first year following
  Charge                          decrease in the specified amount       the increase in specified
                                  during the first 10 years              amount, $1.12 to $30.28 per
                                  following an increase in specified     $1,000 of the increase in
                                  amount.                                specified amount

  Charge for a male insured,      Upon surrender, lapse or               $12.70 per $1,000 of the
  issue age 40, in the            decrease in the specified amount       increase in specified amount
  standard nonsmoker risk         during the first 10 years
  class with a specified          following an increase in specified
  amount increase of              amount.
  $100,000, in the first year
  following an increase in
  specified amount
----------------------------------------------------------------------------------------------------------

Loan Interest                   On the date a loan is taken and        8% until the 15th contract
                                monthly thereafter                     anniversary, and 7.25% thereafter
----------------------------------------------------------------------------------------------------------

/1/We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them.
/2/The surrender charge remains level for the first three years of the contract
(or during the first three years following an increase in specified amount), and then decreases each contract year to zero by the end of year ten (and to zero by the end of the tenth year following an increase in specified amount).
Surrender charges depend on the insured's issue age, gender (in most states), specified amount, risk class and duration of the contract. The surrender charges shown in the table may not be typical of the charges you will pay. Your contract's declarations page will indicate the surrender charges applicable to your contract, and more detailed information concerning your surrender charges is available on request from our Operations Center at (800) 847-4836.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Portfolio company fees and expenses.

       Periodic Charges Other Than Portfolio Company Operating Expenses

           Charge                          When Deducted                 Amount Deducted (Annualized)
---------------------------------------------------------------------------------------------------------

Withdrawal Fees                Upon partial withdrawal/3/             $25 per withdrawal
---------------------------------------------------------------------------------------------------------

Transfer Fees                  Upon transfer/4/                       $25 per transfer
---------------------------------------------------------------------------------------------------------

Contract Change Fees           Upon each change made to the contract. $25 per change
---------------------------------------------------------------------------------------------------------

Cost of Insurance:/5/

  Minimum and                  On Issue Date and monthly thereafter.  $0.67 to $999.73 per $1,000 of
  Maximum Charge                                                      amount at risk/6/ per month
                                                                      (Maximum Current Charge is
                                                                      $221.40 per $1,000)

  Charge for a male insured,   On Issue Date and monthly thereafter.  $0.20 per $1,000 of amount at risk
  issue age 40, in the                                                per month $2.37 annual rate
  standard nonsmoker
  risk class with a
  specified amount of
  $150,000 in the first
  contract year
---------------------------------------------------------------------------------------------------------

Mortality and Expense          On Issue Date and monthly thereafter.  During the first 15 contract years,
Risk Fees                                                             0.075% of the total subaccount
                                                                      cash value

                                                                      After the 15th contract year,
                                                                      0.033% of the total subaccount
                                                                      cash value
---------------------------------------------------------------------------------------------------------

Administrative                 On Issue Date and monthly thereafter.  $48 annual rate
Charges
---------------------------------------------------------------------------------------------------------
/3/We do not assess a withdrawal charge for the first partial withdrawal taken each contract year.
/4/We do not assess a transfer charge for the first twelve transfers made each contract year.
/5/Cost of insurance charges depend on the insured's issue age, gender (in most states), amount at risk, specified amount, risk class and duration of the contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay. Your contract's declarations page will indicate the cost of insurance charges applicable to your contract, and more detailed information concerning your cost of insurance charges is available on request from our Operations Center at (800) 847-4836. Before you purchase a contract, we will provide you personalized illustrations of your future benefits under the contract, based upon the insured's age, gender, risk class, death benefit option chosen, specified amount and riders requested.
/6/The amount at risk is equal to the death benefit on the date the charge is deducted minus the cash value on the date the charge is deducted.

       Periodic Charges Other Than Portfolio Company Operating Expenses

           Charge                     When Deducted            Amount Deducted (Annualized)
-----------------------------------------------------------------------------------------------

Issue Expense Charge/7/

  Under the base contract:

  Minimum and                    On Issue Date and monthly      $0.01 to $6.93 per $1,000 of
  Maximum Charge                 thereafter for 36 months.      specified amount

  Charge for a male insured,     On Issue Date and              $1.32 per $1,000 of specified
  issue age 40, in the           monthly thereafter for         amount
  standard nonsmoker             36 months.
  risk class with a
  specified amount of
  $150,000, in the first
  contract year

  Following an increase in
  specified amount:

  Minimum and                    On the date of an increase     $0.01 to $6.72 per $1,000 of
  Maximum Charge                 in specified amount and        the increase in specified
                                 monthly thereafter for         Amount.
                                 36 months.

  Charge for a male insured,     On the date of an              $1.80 per $1,000 of the
  issue age 40, in the           increase in specified          increase in specified amount
  standard nonsmoker             amount and monthly
  risk class with a              thereafter for 36 months.
  specified amount
  increase of $100,000, in
  the first year following
  an increase in specified
  amount
-----------------------------------------------------------------------------------------------
/7/The issue expense charge depends on the insured's issue age, gender (in most states), specified amount, and risk class. The issue expense charge shown in the table may not be representative of the charge you will pay. Your contract's declarations page will indicate the issue expense charge applicable to your contract, and more detailed information concerning your issue expense charge is available on request from our Operations Center at (800) 847-4836.

       Periodic Charges Other Than Portfolio Company Operating Expenses

         Charge                   When Deducted          Amount Deducted (Annualized)
-----------------------------------------------------------------------------------------

Additional Benefit or
Rider Charge/8/

  Accidental Death Rider

  Minimum and                 On the rider issue date     $0.43 to $1.44 per $1,000 of
  Maximum Charge              and monthly thereafter      rider coverage amount
                              until the insured's
                              age 70

  Charge for an insured,      On the rider issue date     $0.43 per $1,000 of rider
  issue age 30, in the        and monthly thereafter      coverage amount
  standard nonsmoker          until the insured's
  risk class with a           age 70
  specified amount/rider
  coverage amount of
  $100,000

  Disability Waiver Rider

  Minimum and                 On the rider issue date     $0.08 to $22.60 per $1,000 of
  Maximum Charge              and monthly thereafter      rider coverage amount
                              until the insured's
                              age 65

  Charge for a male           On the rider issue date     $0.10 per $1,000 of rider
  insured, issue age 30,      and monthly thereafter      coverage amount
  in the standard             until the insured's
  nonsmoker risk class,       age 65
  in the first contract
  year following the
  rider issue date

  Guaranteed Purchase
  Option Rider

  Minimum and                 On the rider issue date     $0.42 to $1.90 per $1,000 of
  Maximum Charge              and monthly thereafter      rider coverage amount
                              until the insured's
                              age 40

  Charge for an insured,      On the rider issue date     $0.88 per $1,000 of rider
  issue age 25                and monthly thereafter      coverage amount
                              until the insured's
                              age 40

  Applicant Waiver Rider

  Minimum and                On the rider issue date     $0.15 to $1.32 per $1,000 of
  Maximum Charge             and monthly thereafter      amount at risk
                             until the insured's
                             age 21

  Charge for an              On the rider issue date     $0.17 per $1,000 of amount at
  insured, issue age 0       and monthly thereafter      risk
  and applicant age          until the insured's
  30, in the standard        age 21
  risk class.
----------------------------------------------------------------------------------------
/8/Charges for the Accidental Death Rider, Disability Waiver Rider, Guaranteed
Purchase Option Rider, and Applicant Waiver Rider may vary based on the insured's attained age or issue age, gender, risk class, specified amount, amount at risk, or rider coverage amount. Charges based on age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your contract's declarations page will indicate the rider charges applicable to your contract, and more detailed information concerning your rider charges is available on request from our
Operations Center at (800) 847-4836. Before you purchase a contract, we will provide you personalized illustrations of your future benefits under the contract, based upon the insured's age, gender, risk class, death benefit option chosen, specified amount and riders requested.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of each Portfolio is contained in the Fund prospectus.

                                                                                     Minimum   Maximum
--------------------------------------------------------------------------------------------------------
  Total Annual Portfolio Operating Expenses/9/
  (expenses that are deducted from Portfolio assets, including management fees and
  other expenses)                                                                      0.35%     1.76%
--------------------------------------------------------------------------------------------------------
/9/Certain expenses were voluntarily reimbursed or waived during 2002. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been
0.35% to 1.00%. The reimbursements and waivers may be discontinued at any time.

THE CONTRACT

Adult and Juvenile Contracts

We issue adult contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We issue juvenile contracts when the proposed insured is younger than age 16, but is otherwise eligible for benefit membership.

In the case of the adult contract, the proposed insured must be 16 years of age or older. Typically, the applicant of the contract is the owner and insured of the contract. While the insured is alive, the owner of the contract may exercise every right and enjoy every benefit provided in the contract. The person who applies for the contract becomes a benefit member of Thrivent
Financial upon our approval of the membership application.

For the juvenile contract, a juvenile is named as the insured and owner of the contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile insured. These rights are described in the contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the contract.

Transfer of control to the juvenile insured will take place at the first contract anniversary date following the earlier of:

o  the insured's 21st birthday;

o  the insured's 16th birthday after the adult controller transfers control to the insured in writing; or

o  the death of the adult controller after the insured's 16th birthday.

If the person who has control of the contract dies before the insured gains control, control will be vested in an eligible person according to our bylaws.
If we determine that it is best for the insured, we may transfer control of the contract to some other eligible person according to our bylaws.

The juvenile insured will become a benefit member of Thrivent Financial on the first contract anniversary date on or following the juvenile's 16th birthday.

Applying for a Contract

We sell the contract through our Thrivent Financial associates who also are registered representatives of Thrivent Investment Management. To apply for a contract, please contact your Thrivent Financial associate. You can locate your
Thrivent Financial associate by calling (800) 847-4836 or visiting our Web page at www.thrivent.com.

Purchasing a Contract

To purchase a contract, you must submit a completed application and an initial premium to us at our Operations Center through any Thrivent Financial associate. We will not begin processing your request to purchase a contract until we receive the application and initial premium from your Thrivent
Financial associate.

In general, we may issue contracts on insureds under age 81 (75 in New York) to persons who are eligible for membership in Thrivent Financial. Membership is open to Lutherans and their families and to non-Lutherans who are employed by or are associated with Lutheran organizations. The minimum specified amount will vary depending upon your age. For ages 20 and under, the minimum issue amount is $25,000. For ages 21 to 50, the minimum amount is $100,000. For ages
51 to 80 (75 in New York), the minimum amount is $50,000. We require proof of insurability, which may include a medical examination. We offer non-smokers the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to purchase this contract. You should compare your existing insurance and this contract carefully. You should replace your existing insurance only when you determine that this contract is better for you. You may have to pay a surrender charge on your existing insurance, and this contract imposes a new surrender charge period. You should speak with your financial professional or tax advisor to be sure the exchange of an existing insurance policy for this contract will be a tax-free exchange. If you surrender your existing insurance policy for cash and then purchase this contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue this contract until we have received an initial premium from the issuer of your existing insurance policy, the issuance of this contract may be delayed.

When Insurance Coverage Takes Effect

We will issue a contract only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. Full insurance coverage under the contract will take effect only if we have received your minimum initial premium. We begin to deduct monthly charges from your cash value on the issue date.

Free Look Provision

Your contract provides for an initial "free look" period. You, as the owner, have the right to return your contract within 10 days after you receive it.
(Some states allow a longer period of time during which a contract may be returned.) To return your contract you may either:

    1) deliver or mail your contract along with a written request to cancel to your Thrivent Financial associate, or

    2) deliver or mail your contract along with a written request to cancel to the Operations Center.

Generally within seven days after we receive your request for cancellation, we will cancel the contract and send you a refund.

We will refund to you an amount equal to the contract's accumulated value as of the date of the returned contract or notification of cancellation is received by Thrivent Financial. This amount may be different than the premium you paid depending upon the investment experience of the subaccount(s) you selected.

If your state requires a full refund of all premiums, we will allocate your premium to the Money Market Subaccount for the free look period plus five days.
We may postpone payment of the refund under certain conditions.

Ownership Rights

The contract belongs to the owner named in the application. While the insured is living, the owner may exercise all of the rights and options described in the contract. The owner is the insured unless the application specifies another person as the insured, or the owner is changed thereafter. If the owner is not the insured and dies after the insured, ownership of the contract will pass to the owner's estate, unless a successor owner has been designated. To the extent permitted by law, contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the contract on behalf of Thrivent Financial.

Death, Maturity and Surrender

Your contract will terminate if the insured dies or if you surrender the contract. If the contract is in effect at age 100, it will mature (end) and the cash value less any outstanding loan will be paid to you.

State Variations

Any state variations in the contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the contracts. Your actual contract and any riders are the controlling documents.
If you would like to review a copy of the contract and riders, contact our
Operations Center. Contracts may not be available in all states.

PREMIUMS

Initial Premium

You may allocate your premium to any subaccount of the Variable Account and/or the fixed account. If your application is in good order, we will allocate your initial premium to your chosen subaccount(s) and/or fixed account (or in certain states, to the Money Market Subaccount, as discussed below) once the application and premium are received at our Operations Center. If we determine that the application and corresponding materials are not in good order, we will contact you. When we contact you, we will inform you of any information or further materials that we require to issue the contract. When we make such requests, we will request you to provide us with any such information or materials within a certain period. If we do not receive the necessary information or materials within that period, we will retire your application and return it to you along with your premium payment.

We will issue your contract if you meet all underwriting and other requirements. We issue contracts only on a valuation date between the 1st and the 28th of any month. New contracts that are ready for issuance on the 29th through the 31st of any month will be issued on the first valuation date in the following month.

The initial premium must be an amount sufficient to pay the first monthly deduction and surrender charge. For the initial premium, we will deduct a 3%
premium expense charge for sales expenses from the premium. We call the remainder of the premium the "Net Premium." Net premiums are the amounts allocated among the various subaccounts. Each subsequent premium is subject to this premium charge.

Your allocation must be in whole percentages and total 100% of the premium. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order. You may allocate premiums to no more than 15 different subaccounts. You may change your allocation percentages at any time.

During the "free look" period, we may defer the allocation of your initial net premium and allocate the premiums to the Money Market subaccount. Certain states require that if you exercise your free look privilege, we must return the greater of the premium you paid or the accumulated value. To ensure that neither you nor we incur a potential loss in the event of an adverse market, we temporarily allocate net premiums to the Money Market subaccount. In these states, we reserve the right to allocate net premiums to the Money Market subaccount until the expiration of the free look period plus an additional
5-day period. After this period, we will allocate your cash value to the subaccounts and the fixed account based on your net premium allocation percentages. See Free Look Provision in The Contract section of this Prospectus.

Flexible Premiums

This contract is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic monthly premiums using our member convenience account. You may make changes in frequency and payment amounts at anytime with adequate notice.

We recommend that you pay at least the death benefit guarantee premium to protect your contract from lapsing. Paying this minimum premium amount ensures that your contract will have enough cash value to pay the monthly deductions during any period of adverse investment returns. See Death Benefit Guarantee.
Often when a member decides to purchase a new contract they will pay a large initial premium to fund the contract. However, in certain circumstances, a too-large premium payment may cause the contract to be characterized as a
Modified Endowment Contract. See Modified Endowment Contract. You should discuss the amount and frequency of your premiums with your Thrivent Financial associate.

Net Premiums & Premium Allocation

We deduct from each premium a 3% premium expense charge for sales expenses. The remainder of the premium is the "net premium." Net premiums are the amounts we use to direct to the various subaccounts and/or fixed account according to your allocation instructions.

We allocate net premiums according to the premium allocation percentages you chose at the time of application unless you instruct us otherwise. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any subaccount or the fixed account. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order. If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually
3:00 p.m. Central Time) on a valuation date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-valuation date or after the NYSE closes, the allocation occurs as of the end of the next valuation date. See Glossary for definition of "valuation date."

The NYSE is closed on Saturdays and Sundays and on New Year's Day, Martin
Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a
Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any accumulation units on any days that Thrivent Financial is not open for business.

Limits

We reserve the right to:

o  limit any increase in planned periodic premiums;

o  limit the number and amount of payments in addition to planned periodic payments; and

o  refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in cash value prior to receipt by the owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the cash value be limited to a certain percentage of the death benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the specified amount, or other changes to the contract which cause the premiums paid or the cash value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

CONTRACT VALUES

Cash Value

On the issue date of this contract, the cash value is the first net premium less any monthly deductions. After the issue date, cash value is equal to the sum of the cash values in the contract's subaccount(s) and fixed account.

The cash value of your contract, at any one time, is determined by: multiplying the total number of accumulation units for each subaccount by its appropriate current accumulation unit value; adding together the resulting values of each subaccount; and adding any cash value in the fixed account.

While loans are not deducted from cash value, loans do reduce the amount you would receive upon surrender of your contract and the amount available to pay charges. Loans do not share in the investment performance of the subaccounts and accrue interest charges which may result in less interest credited to your contract than if the amounts were allocated to the fixed account.

Over the life of your contract, many factors determine its cash value. They include:

o  premiums paid;

o  the investment experience of the subaccounts;

o  interest credited to the fixed account;

o  loans taken and loan repayments;

o  partial withdrawals taken; and

o  charges and deductions taken.

Because a contract's cash value is based on the variables listed above, it cannot be predetermined. Cash value in the subaccounts will largely be determined by market conditions and investment experience of the underlying
Portfolios. The owner will bear all such risk.

On your first valuation date, the cash value is equal to the net premium amount minus any of the contract charges and deductions which may be due on that date.
Thereafter, the cash value of the contract changes daily. The value of the fixed account is guaranteed as to principal and interest at 4% subject to the contract charges and deductions. There is no guaranteed minimum cash value for any subaccount.

Fixed Account Cash Value

The fixed account cash value reflects net premiums allocated to the fixed account, transfers of cash value to or from the subaccounts, interest credited, and any deductions. Each day the cash value in the fixed account will change based upon these factors. See your contract for further detail.

Variable Account Cash Value

Number of Accumulation Units
The number of accumulation units in any subaccount may increase or decrease at the end of each valuation period. This fluctuation depends on the transactions that occur in the subaccount during the valuation period. When transactions occur, the actual dollar amounts of the transactions are converted to accumulation units. The number of accumulation units is determined by dividing the dollar amount of the transaction by the accumulation unit value of the subaccount at the end of the valuation period during which the transaction occurs.

The number of accumulation units in a subaccount increases when the following transactions occur during the valuation period:

o  net premiums are allocated to the subaccount; or

o  cash value is transferred to the subaccount from another subaccount or from the fixed account.

The number of accumulation units in a subaccount decreases when the following transactions occur during the valuation period:

o  cash value is transferred from the subaccount to another subaccount or to the fixed account, including loan transfers;

o  partial withdrawals and partial withdrawal charges are taken from the subaccount;

o  monthly deductions or transfer charges are taken from the subaccount;

o  a charge for a death benefit option change is allocated to the subaccount;

o  a charge for a contract change is allocated to the subaccount; or

o  surrender charges are allocated to the subaccount.

Accumulation Unit Value

For each subaccount, the initial accumulation unit value was set when the subaccount was established. The accumulation unit value may increase or decrease from one valuation period to the next. At the end of each valuation period, the accumulation unit value for a subaccount is equal to (a) multiplied by (b) where:

   (a) Is the accumulation unit value for that subaccount at the end of the prior valuation period.

   (b) Is the net investment factor for that subaccount for that period.

Net Investment Factor

The net investment factor for a subaccount measures investment performance of that subaccount. The net investment factor for a subaccount for a valuation period is determined by dividing (a) by (b) where:

   (a) Is the sum of

      (i) The net asset value per share of the corresponding Portfolio of the subaccount at the end of the valuation period; plus

     (ii) The per share amount of any dividend or capital gain distribution made by the Portfolio if the "ex-dividend" date occurs during the valuation period; plus or minus

    (iii) A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

   (b) Is the net asset value per share of the corresponding Portfolio of the subaccount at the end of the prior valuation period.

Surrender Value

The surrender value is the total amount you may withdraw from the contract. It is equal to the cash value less any surrender charges and any outstanding loan principal and accrued interest. The surrender value changes daily, reflecting increases and decreases in the value of the Portfolios in which the assets of the subaccounts are invested. It is possible for the surrender value of your contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of accumulation units which are credited to the contract, the current accumulation unit values, subaccount cash value, fixed account cash value, the total cash value and the surrender value at least annually.

DEATH BENEFITS

The primary reason to buy a life insurance contract is for the death benefit it provides in the event of the insured's death. The death benefit is the amount payable upon the death of the insured. At the time of purchase, you must choose between two death benefit options: the Level Death Benefit Option or the
Variable Death Benefit Option. We determine the amount payable as of the date of the insured's death depending on the death benefit option chosen. Any loans, unpaid loan interest and partial withdrawals will reduce the amount of the death benefit.

Level Death Benefit Option

As the name suggests, the death benefit for this option remains level, but in limited situations will vary. Under this option, the death benefit is the greater of the specified amount, or the death benefit factor multiplied by cash value. If you keep your contract in force for several years and your cash value continues to increase, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards decreases yearly to 1 at age 95. Your contract includes a table of the death benefit factors.

You should consider the level death benefit option if: you do not expect your insurance needs to generally increase; or you wish to minimize your insurance costs.

In general, the level death benefit option provides greater growth in cash value than the variable death benefit option. By choosing the level death benefit option, any increases in cash value reduce the actual amount of insurance at risk and lower your cost of insurance.

Variable Death Benefit Option

The variable death benefit option provides a death benefit that varies over time. Under this option, the death benefit will be the greater of the specified amount plus cash value, or the death benefit factor (described above)
multiplied by cash value. The death benefit fluctuates correspondingly with your cash value.

You should consider the variable death benefit option if:

o  you expect your insurance needs to increase, or

o  you wish to have the potential for an increasing death benefit.

In general, the variable option provides a greater death benefit than the level option.

Changing Your Death Benefit Option

You may request to change your death benefit option at any time. If we approve the change: (i), we will increase or decrease the specified amount so your death benefit immediately after the change will be the same as immediately before the change and (ii) we will compute the contract charges and make the appropriate changes.

If you change from the level death benefit option to the variable death benefit option, we will reduce your specified amount by the amount of cash value you have accumulated on the date the change takes place. We will not allow the change if it reduces your specified amount below $10,000. If you change from the variable death benefit option to the level death benefit option, your specified amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change.
We may require proof of insurability for an increase in your specified amount.

If you change your contract from a level to a variable death benefit during the first ten years, this may result in the assessment of a surrender charge. The specified amount decreases so your death benefit immediately after the change will be the same as immediately before the change. Additionally, we charge a
$25 change fee against your cash value for each death benefit option change.

There may be tax consequences when you change your death benefit option. Please consult your tax advisor before making any such change.

Changing Your Specified Amount

You select the specified amount when you apply for the contract. You may change the specified amount by written request. We may require that you return your contract to make the change. We will not permit any change that would result in your contract being disqualified as a life insurance contract under Section
7702 of the Internal Revenue Code of 1986, as amended. Changing the specified amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing Your Specified Amount

Subject to our underwriting guidelines and policies, you have the right to increase the specified amount at any time on or before the contract anniversary following the insured's 80th birthday.

Requirements for increasing your specified amount are:

o  you must provide proof of insurability for the increase;

o  increases must be at least $10,000; and you must provide proof of insurable interest, if you are not the insured.

When we approve an increase in your specified amount, it is effective as of the date shown on your contract amendment.

Increases in your specified amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. Each increase will be subject to our issue expense charge. We base the issue expense charge on the insured's gender and age as of the last contract anniversary. This charge will apply for the number of months shown on your amended contract specification page. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the specified amount. We show these new charges on the amended contract specification page of your contract.

Sometimes an increase in the specified amount, along with other factors, may cause a contract to be classified as a Modified Endowment Contract and could have potentially negative tax consequences. Please consult your tax adviser before making any such increases. See Modified Endowment Contract.

Decreasing Your Specified Amount

On or after your first contract anniversary, you have the right to decrease your specified amount. Requirements for decreasing your specified amount are:

o  the specified amount remaining in effect cannot be less than $10,000; and

o  premiums or cash value must be in compliance with Internal Revenue Code's limits.

The decrease will become effective as of the date we receive the request at the
Operations Center. We will subtract the decrease first from any previous increases in the specified amount, starting with the most recent, then from the original specified amount.

We subtract a surrender charge from the cash value if a surrender charge is in effect for that part of the specified amount decreased. We show you the surrender charges applicable to you on the Table of Surrender Charges in your contract.

A decrease in your specified amount may cause your contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor before decreasing your specified amount. See Modified
Endowment Contract.

Death Claims

In the event of the death of the insured, we must receive written notice of death at our Operations Center. Notice should include the insured's name and contract number. Your Thrivent Financial associate may assist you in making such a claim.

Once we receive your written notice, we will send a claim form to the beneficiary. The beneficiary must complete the claim form and send it to our
Operations Center in Appleton with a certified copy of the death certificate.
We will begin processing the claim as soon as we receive these items in good order.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death, maturity or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract owners may select or change a settlement option prior to, or after, the insured's death. If you are the contract owner and the insured, your beneficiary may choose a settlement option at the time of making a claim for death benefits, unless you have chosen an option which does not allow the beneficiary to change it. The minimum amount that we will apply to a settlement option is $1,000. Once the beneficiary chooses a settlement option, we will issue a contract for that settlement option. In the settlement option contract, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest
Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. Annually our Board of Directors determines the rate of interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw the commuted value of any remaining payments at any time.

Option 2: A Selected Amount of Income
With this settlement option the payee can choose to receive a specified amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your beneficiary chose to receive $1,000, paid annually, we would pay $1000 annually until we pay out all of the remaining proceeds.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. We show this minimum interest rate in your contract reflecting the guaranteed payments we would make. You may withdraw the commuted value of any remaining payments at any time. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner.

Option 3: A Specified Period
This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period of more than
30 years. For example, if your beneficiary chose payments over 10 years, paid annually, we would pay 1/10th of the total proceeds the first year. Then the next year we would pay 1/9th of the remaining proceeds and so on each year until we pay out all of the proceeds.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. We show this minimum interest rate in your contract reflecting the guaranteed payments we would make. The amount of interest we pay may be greater than the guaranteed amount. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner. You may withdraw the commuted value of any remaining payments at any time.

Option 4: Life Payment
This settlement option is a form of annuity payment that continues until the annuitant's death. The annuitant is the person receiving the income and upon whose life such payments are determined. We make payments to the annuitant at regular intervals during the annuitant's life. Upon choosing this option, the annuitant also selects a guaranteed period of 10 or 20 years, or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a beneficiary until the guaranteed payment period expires. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the annuitant receives would be higher if the annuitant chose no guaranteed payment period. However, the risk the annuitant takes is that he or she may die early into the contract.
The contract would terminate and all payments would cease.

The amount of the payments depends on the age and, where permitted, gender of the annuitant at the time we issue the payment contract. We show representative guaranteed payments in the settlement option contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a"
annuitant mortality table.

Option 5: Joint & Survivor
This settlement option is another form of annuity payment or life income. In this case, there are two annuitants. The amount of payments are determined based on the lives of both of the annuitants. The payees may choose a guaranteed payment period of 10 or 20 years, or may select no guaranteed payment period at all. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected.

Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor annuitant's death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the contract terminates.

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the payment contract. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a" annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

The death benefit guarantee ensures that your coverage will continue even if the cash value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the death benefit guarantee premium.

The death benefit guarantee premium is the minimum monthly premium required to keep your death benefit guarantee in effect by covering the monthly deduction amount. We show your particular death benefit guarantee premium in your contract.
Your death benefit guarantee premium is equal to:

o  a factor based on age, gender, and risk class, multiplied by your specified amount, then the resulting amount is divided by 1,000;

o  plus the monthly administrative charge of $4;

o  plus the required premiums for each additional benefit you choose.

Each month, we will determine if your death benefit guarantee remains in effect. The death benefit guarantee will remain in effect if:

    1) the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the death benefit guarantee premium times the number of months since the contract issue date, plus any outstanding loan balance;
       and

    2) the insured's age is less than 65 or the contract has been in effect no more than 10 years.

If the first part of the test is not met, we will notify you within 30 days after the day which it has been determined that an insufficiency has occurred.
We will generally allow you two months to pay sufficient premiums or loan repayments to satisfy the death benefit guarantee premium. If you do not pay the required premium, the death benefit guarantee will expire and we cannot reinstate it. However, this does not necessarily terminate your contract. See
Contract Lapse and Reinstatement.

If you change your specified amount or riders, we will correspondingly change the death benefit guarantee premium. Any new death benefit guarantee premium is required from the first monthly deduction date following the change.

Please note that the death benefit guarantee will terminate automatically at age 65 or 10 years after the issue date, whichever is later. After automatic termination, the insurance coverage provided by the contract will be funded by your cash value. The contract will remain in force until your cash value is not large enough to pay monthly deductions or your contract reaches its maturity date. See Contract Lapse and Reinstatement.

In some states, the death benefit guarantee is not available for certain risk classes.

PARTIAL WITHDRAWALS AND SURRENDERS

To completely surrender your contract and receive your surrender value or for partial withdrawals, you must submit a signed Thrivent Financial surrender form to our Operations Center. The surrender or partial withdrawal will not be processed until we receive your request in good order. You may obtain a form by contacting your Thrivent Financial associate or calling our Operations Center at (800) 847-4836. We do not accept telephone requests for full surrenders.

Partial Withdrawals

Partial withdrawals offer you a way to access your cash value. You may withdraw part of your surrender value upon written request. The amount of a partial withdrawal may not exceed the surrender value on the date of the request. We do not require a minimum amount to be withdrawn. Withdrawals are implemented by either the redemption of accumulation units and/or reduction in the fixed account balance. The partial withdrawal will be taken from the subaccounts and fixed account according to: the ratio that the contract's cash value in the subaccount or fixed account bears to the total cash value of the contract at the time of the partial withdrawal; or any other administrative option you choose that is available at the time of the partial withdrawal. A $25 charge will be deducted from the cash value for each partial withdrawal after the first one in any contract year. An amount withdrawn may not be repaid.

For a contract with the level death benefit option:
A partial withdrawal will reduce your cash value, specified amount, death benefit and the amount of premiums considered paid to meet the death benefit guarantee premium requirement. If the death benefit is equal to the specified amount at the time of the partial withdrawal, the amount of the reduction in the death benefit will be equal to the amount of the partial withdrawal. If the death benefit is greater than the specified amount, (a) the specified amount will be reduced by the amount (if any) by which the partial withdrawal amount exceeds the difference between the death benefit and the specified amount, and
(b) the new death benefit will be based on the death benefit factor, cash value, and specified amount after the reduction.

The specified amount remaining in effect after a partial withdrawal may not be less than $10,000. We will not grant any request for a partial withdrawal that would reduce the specified amount below this amount.

For a contract with the variable death benefit option:
A partial withdrawal will reduce the cash value, death benefit and the amount of premiums paid. Since the premiums paid are reduced, partial withdrawals also affect the amount of premiums considered paid to meet the death benefit guarantee premium requirement. A partial withdrawal will not reduce the specified amount.

A partial withdrawal may have tax consequences. See Federal Tax Matters. It is important to note that if the specified amount is decreased, there is a possibility that the contract might be classified as a Modified Endowment
Contract. See Modified Endowment Contract.

Surrender

You may surrender this contract for its surrender value by sending a written request to our Operations Center. If you surrender your contract, you will receive the cash value less any surrender charge and outstanding loan balance.

Postponement of Payments

We typically pay the amount of any surrender, partial withdrawal, death benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the insured.
We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer loan or on the death of the insured whenever:

o  the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted;
o  the SEC has determined that an emergency exists;
o  the SEC requires that trading be restricted; or
o  the SEC, by order, permits such postponement for the protection of contract owners.

We also may postpone any transfer from the fixed account or payment of any portion of the amount payable upon surrender, partial withdrawal or loan from the fixed account for not more than 6 months from the day we receive your written request and, if required, your contract.

If we postpone payment for 10 days or more, the amount of the postponed payment will earn interest during that period of not less than 4% per year, or such higher rate as required by law.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a contract owner's account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits. Once blocked, money is held in that account until instructions are received from the appropriate regulator.

A full surrender of your contract may have tax consequences. See Federal Tax
Matters.

TRANSFERS

While the insured is alive and the contract is in force, you may transfer the cash value among the subaccounts and fixed account by submitting a proper written request to our Operations Center. You may also transfer by telephone by completing a Telephone Transaction Authorization Form.

You may make twelve transfers per contract year from subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.

Only one transfer may be made from the fixed account in each contract year. The transfer may not exceed the greater of $500 or 25% of the cash value in the fixed account at the time of transfer. This transfer is not subject to any charge.

Any transfer among the subaccounts or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values. Calculations are made as of the end of the valuation period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any subaccount or to the fixed account must be at least $50.

We did not design the contract's transfer privilege as a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity.

Member Convenience Account

We offer a member convenience account that allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Under this plan, we draw from your account on the date you select and we will allocate premiums to the subaccount(s) or fixed account according to your instructions. However, when the date selected falls on a date that is not a valuation date, such as a holiday or weekend, the premium will be allocated as of the closest preceding valuation date. To set up the member convenience account you can complete the applicable section on the application or, after the time of application on the appropriate Thrivent Financial form.

WRITTEN AND TELEPHONE REQUESTS

Written Requests

You may exercise any of the following privileges by sending written request
(and payment and/or evidence of insurability, if applicable):

o  premium payment;

o  change in death benefit option;

o  increase/decrease in specified amount;

o  partial withdrawal;

o  surrender;

o  reinstatement;

o  transfers;

o  dropping/adding an additional benefit;

o  loan;

o  filing a death claim;

o  selecting/changing a settlement option;

o  change in allocation instructions;

o  loan repayment; and

o  beneficiary change(s).

Most written requests must be made on certain approved forms. Please contact us at our Operations Center to receive any form you may need to satisfy your request. Written requests must be sent to the Operations Center.

Telephone Transactions

If we have received a properly completed Telephone Transaction Authorization
Form, you may perform various transactions over the telephone. Telephone services include transfers, premium allocation changes, loans and certain other transactions.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions.
Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the owner if an unauthorized person uses this service in the owner's name.

If several persons seek to effect telephone instructions at or about the same time, or if our recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a written request. If due to malfunction or other circumstances, the recording of the owner's telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to restrict telephone transactions at any time.

We do not currently offer internet transactions capability to contract owners, but may do so in the future. We will notify you if we begin to offer internet transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received by 3:00
p.m. Central Time on a valuation date will use the contract's cash value as of the close of business on that valuation date. We will process requests received after that time using the contract's cash value as of the close of business of the following valuation date.

Once we issue your contract, we will process payment of any amount due from any subaccount within seven calendar days after we receive your written request.
Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the fixed account cash value may be deferred up to six months.

LOANS

While the insured is living and your contract is in force, you may, by written request, use your cash value as security to borrow up to 92% (in most states)
of your surrender value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15th contract anniversary. Thereafter the rate will drop to a maximum 7.25% per year. (Please note that these rates are the maximum rates; current rates may be less.) When a loan is made, cash value in the fixed account will be used as security for the loan. To ensure that the fixed account has enough cash value to secure the loan, cash value will be transferred from the subaccounts or fixed account according to the ratio that the cash value in the subaccounts or fixed account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the contract's cash value.

Each month, if the total loan (principal plus accrued interest) exceeds the total fixed account cash value, the difference will be transferred from the subaccounts to the fixed account as security for the loan.

A lower interest rate may be credited to the portion of the fixed account cash value that equals the amount of the total outstanding loan. We determine the rate credited. The rate credited will never be less than 4% annually.
Therefore, the net cost of the loan will be a maximum of 4% on loans before the contract's 15th Anniversary and 3.25% thereafter. (Separately, interest is charged on any loan at an annual rate of 8%, dropping to 7.25 % after 15th anniversary.)

While your contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. Unless you indicate, all payments we receive will be considered premiums. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the cash value in the subaccounts by the amount of the repayment that is allocated to the subaccounts and transplanted from the fixed account. Repayments will be allocated according to your premium investment allocation. Total cash value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on cash value growth.

A loan will reduce your surrender value as well as your death benefit.
Depending upon investment performance of the subaccounts and the amounts borrowed, loans may cause your contract to lapse. If your contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your contract's death benefit, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

Lapse

Your contract will lapse (that is, terminate without value) if:

o  your monthly charges are greater than your surrender value,

o  your death benefit guarantee is not in effect, and

o  payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the cash value deficiency.

If this cash value deficiency occurs, the only right remaining is the right to reinstate your contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your contract.

Reinstatement

You may reinstate the contract any time within three years after it has lapsed.
However, reinstatement cannot occur if the contract was surrendered. To reinstate your contract you must submit proper evidence of insurability and pay a premium equal to:

o  the reinstated loan amount; plus

o  any surrender charge at the time of reinstatement; plus

o  the first two monthly deduction amounts after reinstatement; less

o  the cash value at termination; less

o  any surrender charge credited back at reinstatement; plus

o  the new surrender charge taken for any reduction in the specified amount you request at reinstatement plus 3% on the sum of the above to cover the sales charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your contract will then be reinstated as of the date we approve your application for reinstatement.

If you reinstate your contract, we will not contest the validity of the reinstated contract after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial for Lutherans

We are a fraternal benefit society owned by and operated for our members. We are a not-for-profit, non-stock, membership organization, organized in 1902 under the laws of the State of Wisconsin. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia. We are obligated to pay all amounts promised to contract owners under the contracts.

The Variable Account

The Variable Account is a separate account of ours. We own the assets of the
Variable Account, and we are not a trustee with respect to such assets.
However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our
General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each subaccount of the
Variable Account are credited to or charged against that subaccount without regard to any of our other income, gains or losses. We may accumulate in the
Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the accumulated value to one or more subaccounts of the Variable Account. We invest the assets of each subaccount in a corresponding Portfolio of the Fund. Below is a summary of each Portfolio's investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

Technology Stock Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Small Cap Growth Portfolio. To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Opportunity Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

Small Cap Stock Portfolio. To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Small Cap Index Portfolio. To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the Index.

Small Cap Value Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of small company common stocks and securities convertible into small company common stocks.

Mid Cap Select Growth Portfolio. To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

Mid Cap Stock Portfolio. To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

International Portfolio. To strive for long-term capital growth by investing primarily in foreign stocks.

World Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

All Cap Portfolio. Seeks long-term growth of capital.

Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Investors Growth Portfolio. To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Capital Growth Portfolio. To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Value Portfolio. To achieve long-term growth of capital.

Large Company Index Portfolio. To strive for investment results that approximate the performance of the S&P 500* Index by investing primarily in common stocks of the Index.

Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Balanced Portfolio. To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the AAL Large Company Index and AAL Bond Index
Portfolios.

High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

High Yield Bond Portfolio. To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as "junk bonds."

Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Bond Index Portfolio. To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

*  "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", "500", "Standard
   & Poor's SmallCap 600 Index", "S&P SmallCap 600 Index", "Standard & Poor's
   MidCap 400 Index" and "S&P MidCap 400 Index" are trademarks of The
   McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional
   Information of AAL Variable Product Series Fund, Inc. which sets forth certain additional disclaimers and limitations of liabilities on behalf of
   S&P.)

You should periodically evaluate your allocation among the subaccounts in light of current market conditions and the investment risks associated with investing in the Funds' various Portfolios. A full description of the Funds, their investment objectives, policies and restrictions, expenses, risks associated with investing in the Funds' Portfolios and other aspects of the Funds' operations is contained in the accompanying prospectuses for the Funds, which should be carefully read in conjunction with this Prospectus.

Shares of the Funds are sold to other  insurance  company  separate  accounts of
LBVIP and ours and to  retirement  plans that we sponsor.  The Funds may, in the future,  create new Portfolios.  It is conceivable  that in the future it may be disadvantageous  for both variable annuity  separate  accounts and variable life insurance separate accounts and for LBVIP and us to invest simultaneously in the
Funds,  although  we do not foresee any such  disadvantages  to either  variable annuity or  variable  life  insurance  contract  owners.  The Funds'  management intends to monitor  events in order to identify any material  conflicts  between such contract  owners and to determine what action,  if any,  should be taken in response. Material conflicts could result from, for example:

    o  Changes in state insurance laws;

    o  Changes in Federal income tax law;

    o  Changes in the investment management of either Fund; or

    o  Differences in voting instructions between those given by the contract owners from the different separate accounts.

If we believe the responses of one or both Funds to any of those events or conflicts insufficiently protects contract owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Funds are registered with the SEC under the 1940 Act as open-end management investment companies (commonly called a "mutual fund"). These registrations do not involve supervision by the SEC of the management or investment practices or policies of the Funds.

The Variable Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the contracts, to make payments upon surrenders, to provide benefits under the contracts, or to transfer assets from one subaccount to another subaccount, the Fixed Account, or a fixed period allocation as requested by contract owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Funds, and we are a registered investment adviser under the Investment Advisers Act of 1940. AAL
Variable Product Series Fund, Inc. and Thrivent Financial have engaged the following investment subadvisers:

o  Oechsle International Advisors, LLC serves as subadviser for the
   International Portfolio.

o  Pacific Investment Management Company LLC serves as subadviser for the High
   Yield Bond Portfolio.

AAL Variable Product Series Fund, Inc. and Thrivent Financial pay each of the above Subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

LB Series Fund, Inc. and Thrivent Financial have engaged the following investment subadvisers:

o  Franklin Advisers, Inc. serves as subadviser for the Small Cap Growth
   Portfolio.

o  Massachusetts Financial Services Company serves as subadviser for the Mid
   Cap Select Growth Portfolio and the Investors Growth Portfolio.

o  T. Rowe Price International, Inc., serves as subadviser for the World Growth
   Portfolio.

o  Fidelity Management & Research Company serves as subadviser for the All Cap
   Portfolio. FMR Co., Inc. serves as the Portfolio's sub-subadviser.

o  T. Rowe Price Associates, Inc. serves as subadviser for the Growth Stock
   Portfolio.

LB Series Fund, Inc. and Thrivent Financial pay each of the above subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Voting Privileges

All of the assets held in the subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from contract owners. The contract owner will have instruction rights with respect to Portfolio shares attributable to the contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to contract owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable
Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that
Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a contract interest in a subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the contract owners.

We also reserve the right to establish additional subaccounts of the Variable
Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new subaccounts, combine two or more subaccounts, or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccounts may be made available to existing contract owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the contract to reflect the substitution or change. If we deem it to be in the best interest of contract owners, and subject to any approvals that may be required under applicable law, we may operate the
Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

Fixed Account

The fixed account offers the potential for cash value accumulation through the crediting of interest. We credit interest on each premium you allocate or transfer to the fixed account. From the date of the allocation or transfer, we credit interest daily. Unlike the subaccounts of the separate account, the performance of this investment option does not rely on the financial markets.
Any premiums allocated to the fixed account will be subject to all contract fees, charges and expenses.

All premiums  allocated to the fixed account become part of our general account.
The general  account  consists of all assets owned by Thrivent  Financial  other than those  segregated in any separate  account.  Subject to applicable  law, we have sole discretion  over the investment of the general account assets.  You do not share  directly in the  investment  returns of those assets.  Instead,  each quarter,  we will  declare  an  effective  annual  interest  rate for the  fixed account.

We guarantee that the effective interest rate will never be less than 4%
annually. However, we may credit a lower rate of interest to the portion of the fixed account securing a loan.

We may credit interest at a rate in excess of 4% per year. However, we are not obligated to do so and will do so at our own discretion. You assume the risk that we may not pay interest that exceeds 4% for any given year. There is no specific formula for the determination of excess interest, if any. We base any such excess interest on numerous factors. Some of the factors that we may consider, include but are not limited to, general economic trends, our current and anticipated investment returns, regulatory requirements and competitive factors. Interests in the fixed account have not been registered under the
Securities Act of 1933 (1933 Act), and the fixed account has not been registered as an investment company under the 1940 Act. Accordingly, neither the fixed account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed account option and the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

CHARGES AND DEDUCTIONS

Charges are necessary to pay death benefits, to cover the expenses generated by issuing, distributing, and administering the contract, and to fund our fraternal activities. We may profit from one or more of the charges under the contract. We may use these profits for any corporate purpose.

Transaction Fees

Charges Deducted from Premiums (Premium Expense Charge)
We charge a premium expense charge of 3% on all premiums. The resulting amount available after the charge is the net premium. We use this charge to cover the costs of sales and other expenses. We credit the net premium to the subaccounts and fixed account according to your allocation instructions.

Surrender Charge
If you choose to surrender your contract or reduce your specified amount, we will reduce your cash value by the applicable surrender charge. Surrender charges compensate us for expenses associated with underwriting, issuing and distributing the contract. We deduct the surrender charge proportionately from each of your subaccounts and the fixed account. For the first three years of the contract, surrender charges remain level then grade to zero by the end of the 10th contract year. Surrender charges are based upon your issue age, gender
(in most states), risk class and duration of the contract. New surrender charges begin with each specified amount increase.

The initial surrender charge is assessed on a per thousand basis. The amount per thousand of specified amount varies by gender (in most states), risk class and issue age. This declining charge terminates at the end of the 10th contract year. Beginning in the 11th year after the issue date (assuming no increases in specified amount), the surrender charge will be zero. We list your surrender charges in your contract.

If you increase your contract's specified amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the specified amount increase. We list your actual surrender charges for the increased specified amount separately on an amendment to your contract. We mail the amendment to you after we process the request for increase in specified amount. During the first three years, the surrender charge for the specified amount increase is level, thereafter it declines annually by 1/8th of the initial charge.

The following is an example of surrender charges for a 40-year-old male,
$150,000 specified amount and a standard nonsmoker risk class:

                                     Surrender Charge per
                       Contract Year   Thousand Dollars
                       ------------- --------------------
                             1              $12.66
                             2               12.66
                             3               12.66
                             4               11.07
                             5                9.49
                             6                7.91
                             7                6.33
                             8                4.75
                             9                3.16
                            10                1.58
                            11                0.00

If you decrease the specified amount while the surrender charge applies, we assess a surrender charge. We assess the charge proportionately to the amount of the decrease, based on the surrender charges for the specified amount from which the decrease is subtracted. We subtract the amount of decrease first from any previous increase in the specified amount, starting with the most recent, and then from the original specified amount.

Withdrawal Charge
We charge $25 for each partial withdrawal after the first partial withdrawal each contract year. This charge is added to the amount withdrawn.

Transfer Charge
You may make up to twelve transfers per contract year between subaccounts and/or the fixed account without charge. We charge $25 for each transfer in excess of twelve. This charge is added to the amount transferred. Transfers resulting from dollar cost averaging, loans, the exchange privilege, change in subaccount investment policy, or the initial reallocation of premiums from the
Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Contract Change Fee
We charge $25 from cash value for each change you make to your contract. Such contract changes include but are not limited to, a change in specified amount, risk class, death benefit options, and riders.

Monthly Deductions from Cash Value

We deduct certain charges from cash value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each subaccount or fixed account on a basis proportional to the cash value in the contract. For the fixed account, we reduce the cash value by the proportion that the cash value in the fixed account bears to the cash value of the entire contract. For subaccounts, we redeem sufficient accumulation units from each subaccount in the proportion that cash value each subaccount bears to the cash value of the entire contract. We deduct charges on the same date each month, beginning with the issue date, provided that day of the month is a valuation date. If that day of the month does not fall on a valuation date, we use the nearest preceding valuation date. Because portions of the many deductions
(e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

o  the cost of insurance charge;

o  the monthly mortality and expense risk charge;

o  the monthly administrative charge;

o  the monthly issue expense charge; and

o  any applicable charges for supplemental insurance benefits and riders available under the contract.

Cost of Insurance
We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (including issue age, gender unless the contract is issued in a unisex class as indicated in your contract, risk class, rating class, duration, and specified amount) that would cause it to vary from contract to contract.

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial specified amount equals: the cost of insurance rate for the insured's age shown in your contract, multiplied by the net amount at risk for the initial specified amount of your contract divided by 1,000. Factors that affect the amount at risk, including investment performance, payment of premiums, charges, withdrawals and loans. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your contract issue date.

We use a standard method of underwriting in determining the cost of insurance.
The factors that goes into standard underwriting are:

o  the amount of insurance applied for,

o  the proposed insured's age,

o  outcome of medical testing,

o  reports from physicians (attending physicians' statements); or

o  other information such as financial information may be required.

Based on the above information, standard coverage may be offered, or if it is determined that risks for a proposed insured are higher than would be the case for a healthy individual, the proposed insured may receive a rating which increases premiums, or in some cases, the proposed insured may be declined.

Cost of Insurance Rates
Cost of insurance rates are determined for the initial specified amount and each increase in specified amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set for in the contract. These guaranteed rates are not greater than the 1980 Commissioners Standard Ordinary Mortality Table
B. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

The cost of insurance rates generally increase as the insured's attained age increases. The risk class of an insured also will affect the cost of insurance rate. Insureds in the standard underwriting class will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The standard risk class is divided into categories: smoker and non-smoker.
Non-smoker using insureds will generally have a lower cost of insurance rate than similarly situated insureds who smoke.

We use a standard method of underwriting in determining the cost of insurance.
We use the same guidelines in determining premiums for the cost of insurance for the contract as we would for any other life insurance contract we offer.

Mortality and Expense Risk Fees
For contracts in force for less than 15 years, we will assess monthly mortality and expense risk charge guaranteed never to exceed 0.075% of the total subaccount cash value (approximately 0.9% annually). The charge is applied to the total cash value in the subaccounts on each monthly deduction date. For contracts in force for at least 15 years, we will assess mortality and expense rate guaranteed to be at least 0.04166% percent (approximately 0.5% annually)
less than the effective rate for contracts that have not reached their 15th contract anniversary. Currently, the monthly charge for contracts in force for less than 15 years is 0.0625% (approximately 0.75% annually) of the total subaccount cash value. This charge drops to 0.02083% (approximately 0.25%
annually) of the total subaccount cash value in contract year 16. (No mortality and risk expense charges are deducted from the fixed account.)

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

Administrative Charge
We deduct a charge of $4 to cover administrative costs. This charge covers such expenses as premium billing and collection, cash value calculation, transaction confirmations and periodic reports.

Issue Expense Charge
We deduct a charge to cover costs of issuing a contract. We deduct this charge for the first 36 months after the issue date and at the time of each specified amount increase. This charge varies by age, risk class, specified amount and, in most states, gender.

Rider or Additional Benefit Charge
If your contract includes riders or additional benefits, we will deduct an
Additional Benefit Charge from the cash value for those benefits. Benefits include guaranteed purchase option, disability waiver, applicant waiver and accidental death.

Portfolio Company Charges

The value of the net assets of each subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the subaccount invests. Fees range from 0.35% to 1.76% of the average annual daily net asset value. For more information on these fees and expenses, refer to the applicable Portfolio company prospectus and Fee Tables above.

Variation or Reduction of Charges

We may vary the charges and other terms of the contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other contract owners. Variations may occur in contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

Variable Account Tax Status

Both investment income and realized capital gains of the Variable Account
(i.e., income and capital gains distributed to the Variable Account by the
Funds) are reinvested without tax since the Internal Revenue Code presently imposes no applicable tax. However, we reserve the right to make a deduction for taxes, should they be imposed with respect to such items in the future.

Life Insurance Qualification

Section 7702 of the Internal Revenue Code includes a definition of a life insurance contract for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the
Section, and proposed regulations governing mortality charges were issued in
1991. Although there is limited guidance, we believe that the contract meets the statutory definition of life insurance. There is less guidance, however with respect to contracts issued on a rated or substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements. If it is subsequently determined that a contract does not satisfy the applicable requirements, we may take appropriate steps to bring the contract into compliance with such requirements and we reserve the right to restrict contract transactions in order to do so. As such, and assuming the diversification standards of Section 817(h), (discussed below), are satisfied,
(a) death benefits paid under the contract should generally be excluded from the gross income of the beneficiary for federal income tax purposes under
Section 101(a)(1) of the Internal Revenue Code and (b) you should not generally be taxed on the cash value under a contract, including increments thereof, prior to actual receipt.

We intend to comply with any future final regulations issued under Sections
7702 and 817(h) and any amendments to these Sections, and reserves the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected contract owners and will be made only after advance written notice.

Modified Endowment Contracts

A modified endowment contract (MEC) is a class of life insurance contract created under the Internal Revenue Code. The flexible premium life insurance contract may become classified as a MEC if it fails the Internal Revenue Code's
7-Pay Premium Test. The contract will fail the 7-Pay Premium Test if at any time during the first seven years of the contract, your cumulative premiums exceed the cumulative 7-Pay premiums up to that time. The 7-pay premium is generally the theoretical level annual premium that would have to be paid during the first seven contract years (or during the first seven years after a
"material change" such as an increase in benefits) to keep the contract in force until its maturity date with no further premiums after the seven-year period.

The following is an example of a 7-Pay Premium comparison:

                                                  Cumulative
                      Premium Cumulative  7-Pay     7-Pay
                 Year  Paid    Premium   Premium   Premium
                 ---- ------- ---------- ------- ----------
                  1    1500      1500     1500      1500
                  2    1000      2500     1500      3000
                  3    1000      3500     1500      4500
                  4    1000      4500     1500      6000
                  5    2500      7000     1500      7500
                  6    2500      9500**   1500      9000**(MEC)
                  7    1000     10500     1500     10500

** In this comparison, the contract becomes an MEC in year six. The cumulative premiums exceed the cumulative for level premiums.

The 7-Pay Premium Test is also administered for seven years after a "material change." A "material change" includes, but is not limited to, life insurance exchanges, term conversions, change in and increases in terms or benefits.
(Increases attributable to premiums necessary to fund the lowest death benefit payable and associated interest or earnings are not material changes.) If a contract fails to meet the 7-Pay Premium Test, distributions during the failing contract year and any subsequent years will be affected.

A MEC is subject to different pre-death distribution tax rules than those of normal life insurance contracts. All distributions, including contract loans, partial withdrawals and collateral assignments will be taxed as part of the owner's gross income to the extent that the cash value of the contract before the distribution is more than the premiums paid into the contract. In other words, distributions will be taxed as current income until all of the contract earnings have been taxed.

Distributions from a MEC (including loans) are generally subject to a 10%
penalty tax if taken before the contract owner reaches age 591/2. If distributions, within the prior two years, were made in anticipation of a contract becoming a MEC, those distributions are also taxed. This means that a distribution made from a contract that is not a MEC at the time of distribution could later become taxable as a distribution from a MEC. The prior distributions will be taxed as ordinary income and may receive a 10% penalty tax if taken before you reach age 591/2. This penalty tax also applies to corporate owned contracts.

When increasing or decreasing the terms or benefits of your contract, it is important to be aware that these events can cause your contract to be classified as a MEC.

"Material changes," including benefit increases and the addition of additional benefits, result in a new 7-Pay testing period with a new 7-Pay premium based on the new benefit levels. Reducing your death benefits or additional benefits during the 7-Pay testing period results in a new, lower, 7-Pay premium based on the new lower benefit level. The new 7-Pay premium is retroactive to the start of the 7-Pay testing period. The cumulative premium payments that you may have already made during the 7-Pay testing period could exceed the cumulative 7-Pay premiums at the new lower level. In which case, your contract would be classified as a MEC.

Failing the 7-Pay Premium Test, due to a premium payment, may be remedied by the return of a portion of the premium with interest. If premium and interest are returned within 60 days of the end of the failing contract year, the returned premium amount will be used to reduce the sum of the premiums paid under the contract for the failing year. However, the interest is taxable.
Premiums and interest must be returned within 60 days or the contract will remain a MEC for the life of the contract. Please note that MECs do not have to be corrected but you may be subject to adverse tax consequences.

We will notify you if the contract becomes a MEC. When determining the amount included in your gross income, all MECs purchased from us during any calendar year are treated as one MEC. In order to avoid MEC treatment, you should be aware of premiums paid into the contract.

Pre-Death Distributions on Non-MEC Contracts

The taxation of pre-death distributions depends on whether your contract is considered a MEC. A contract's qualification as a MEC is discussed above.

As a general rule, upon surrender, you will be taxed on the excess of surrender value plus unpaid contract loans and interest less premiums paid reduced by untaxed partial withdrawals.

Partial withdrawals are generally only taxable to the extent the partial withdrawal exceeds total premiums paid less prior untaxed partial withdrawals.
However, certain distributions that enable a contract to continue to qualify as a life insurance contract for federal income tax purposes, if contract benefits are reduced during the first 15 contract years, they may be treated in whole or in part as ordinary income subject to tax.

Generally, loans received under the contract are not treated as subject to tax when taken. If a loan is outstanding when a contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Generally, amounts of loan interest paid by individuals are considered nondeductible "personal interest." Distributions or loans from, or secured by, a contract are subject to a 10% additional income tax discussed above.

Diversification Requirements

Section 817(h) of the Internal Revenue Code requires that the investments of the Variable Account are "adequately diversified" in order for the contract to be treated as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Fund Portfolios, will satisfy these diversification requirements.

In certain situations, owners of variable life insurance contracts have also been considered, for federal income tax purposes, to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premiums and transfer contract accumulation values have not been explicitly addressed in published rulings. While we believe that this contract does not give owners investment control over Variable Account assets, we reserve the right to modify the contract as necessary to prevent an owner from being treated as the owner of the Variable Account assets supporting the contract.

The  contract  can be  used  in  various  arrangements,  including  nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt  welfare benefit plans,  retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the contract for any  arrangement  the value of which depends in part on its tax consequences,  you should  consult a qualified  tax  adviser.  In recent  years,
Congress has adopted new rules relating to life  insurance  owned by businesses.
Any  business  contemplating  the  purchase of a new  contract or a change in an existing contract should consult a tax advisor.

Other Considerations

Because of the complexity of the law and its unique application to every individual, you may need tax advice if you are contemplating purchase of a contract or the exercise of options under a contract. The above comments concerning federal income tax consequences are not exhaustive, and special rules exist with respect to situations not discussed in the Prospectus.

We base the preceding description upon our understanding of current federal income tax law. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of change). You should consult with a tax advisor with respect to legislative developments and their effect on the contract.

The preceding comments do not take into account estate, gift, and generation-skipping transfer taxes, state income or other state tax considerations which may be involved in the purchase of a contract or the exercise of elections under the contract. For complete information on such federal and state tax considerations, please consult a qualified tax advisor.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly charges for these riders from cash value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your
Thrivent Financial Associate can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your contract.

Accidental Death Benefit

This rider generally provides an additional cash benefit when the insured dies from accidental bodily injury. You may choose the amount of coverage up to the same amount as the specified amount of your contract. Any Accidental Death
Benefit payable would be in addition to your basic death benefit. The premium for this rider is a per-thousand rate multiplied by the accidental death amount.

Disability Waiver

Generally, this rider provides that, in the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age
100 or your recovery from disability. The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

Applicant Waiver

This rider enables the applicant on a juvenile contract to have deductions waived if the applicant becomes disabled (as described above). The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

Guaranteed Purchase Option

You may want this rider if, you think in the future, you may want to increase the amount of coverage.

Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability. The premium is a per-thousand rate multiplied by the size of the guaranteed purchase amount.

Maturity Benefit

Upon the insured attaining age 100, the contract will provide a maturity benefit equal to the cash value less any loans.

DISTRIBUTION

Thrivent Investment Management Inc. (formerly known as AAL Capital Management
Corporation), 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an
indirect subsidiary of Thrivent Financial and a registered broker-dealer.
Thrivent Investment Management is a corporation organized under Delaware law in
1986 (as AAL Capital Management Corporation) and it serves as the principal underwriter of the contracts. Contracts are distributed by financial associates of Thrivent Investment Management. Thrivent Investment Management is a member of the National Association of Security Dealers, Inc. (NASD), and is a
broker-dealer registered with the SEC under the Securities Exchange Act of
1934. It also serves as the principal underwriter of other separate accounts established by Thrivent Financial. Thrivent Investment Management's fiscal year operates on a calendar year basis.

Duly licensed financial associates of Thrivent Investment Management are also licensed by state insurance departments to sell the contracts as registered representatives. Thrivent Investment Management may execute selling agreements with other broker-dealer firms to sell the contracts. In addition, we may retain other firms to serve as principal underwriters of the contracts. We offer the contracts in all states where it is authorized to do so.

Thrivent Investment Management will pay the financial associates commissions and other distribution compensation on the sale of the contracts. This will not result in any charge to you in addition to the charges already described in this Prospectus. Thrivent Investment Management pays financial associates a commission of up to 50% of the death benefit guarantee premium in the first year and up to 23% of the death benefit guarantee premium in the second year.
In addition to direct compensation, financial associates may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the contract. Commissions paid on the contract, including other incentives or payments, are not charged directly to the owners of the Variable Account.

HYPOTHETICAL ILLUSTRATIONS

The following tables illustrate how the death benefits, cash values, and surrender values of a hypothetical contract could vary over an extended period.
They are "hypothetical" because they are based upon several assumptions. The illustrations assume hypothetical rates of return equivalent to constant gross annual rates of 0%, 6%, and 10%.

All of the contracts illustrated include the following:

o  Male;

o  Non-smoker;

o  Age 40; and

o  $150,000 specified amount.

The six illustrations vary correspondingly as follows:

                            Type of Death  Gross Annual
                               Benefit    Rate of Return
                            ------------- --------------
                        1     Level             0%
                        2     Level             6%
                        3     Level            10%
                        4     Variable          0%
                        5     Variable          6%
                        6     Variable         10%

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual contract years. The illustrations assume no contract loans or partial withdrawals have been taken.
The amounts would differ if unisex rates were used.

Gross and net returns are shown at the top of each column. The gross return represents the combined effect of investment income and realized and unrealized capital gains and losses of the Portfolios before any reduction is made for investment advisory fees or other expenses. The net return reflects the average total annual Portfolio expenses (before any applicable waivers and reimbursements) of 0.78%. Assuming current charges, gross returns of 0%, 6% and
10% are equivalent to net returns of -0.78%, 5.22% and 9.22% respectively.

All premiums are illustrated as if they were made at the beginning of the year.

The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the contract. The amounts shown at the end of each contract year reflect a daily management fee and other expenses equivalent to an annual rate of 0.78% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average management fee plus other expenses applicable to the Portfolios in which the subaccounts invest. This rate assumes that the cash value is allocated equally among the subaccounts and is based on the 2002 expenses for the Portfolios.
Expenses may vary by Portfolio and are subject to agreements by the sponsor to waive or otherwise reimburse certain Portfolios for operating expenses that exceed certain limits. There can be no assurance that such expense reimbursement arrangements will continue in the future. The rate used in the illustrations reflects Portfolio expenses prior to any such waivers and reimbursements. Values illustrated would be higher if these reimbursements had been taken into account. The actual charge under a contract for Portfolio expenses will depend on the actual allocation of the cash value, and may vary depending on the allocation of cash values.

The tables also assume the deduction of administrative, sales, issue expense and mortality and expense risk charges. The monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of 0.75%
(0.0625% monthly) and at a annual maximum rate of 0.90% (0.075% monthly) for contract years 1 through 15. For contract years 16 and beyond, the monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of 0.25% (0.02084% monthly) and at a annual maximum rate of
0.40% (0.03334% monthly). The tables reflect the fact that we do not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the death benefits, cash values and surrender values shown.

If you  request,  we will furnish a  personalized  illustration  reflecting  the proposed  insured's age, gender,  risk class,  specified  amount,  death benefit option,  and  premium  amount  you  have  requested.  Because  these  and  other assumptions will differ, the values shown in the personalized  illustrations can differ  substantially from those shown in the following tables.  Therefore,  you should  carefully  review the  information  that  accompanies  any  personalized illustration.  That  information  will  disclose  all  assumptions  on which the personalized illustration is based.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. We will furnish, upon request, a comparable illustration based on the proposed insured's issue age, risk class, gender, specified amount, death benefit option and premium amount requested.

                        FLEXIBLE PREMIUM UNIVERSAL LIFE
             Hypothetical Illustration Based on 0% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Level
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582

                      0% (-0.78% net)                     0% (-0.78 net)
                Hypothetical Rate of Return        Hypothetical Rate of Return
                     & Maximum Charges                  & Current Charges
 End of      ---------------------------------------------------------------------
Contract     Premium  Death    Cash   Surrender Premium  Death    Cash   Surrender
  Year   Age Outlay  Benefit   Value    Value   Outlay  Benefit   Value    Value
----------------------------------------------------------------------------------
   1      41 $1,582  $150,000    $922       $0  $1,582  $150,000    $924       $0
----------------------------------------------------------------------------------
   2      42 $1,582  $150,000  $1,804       $0  $1,582  $150,000  $1,809       $0
----------------------------------------------------------------------------------
   3      43 $1,582  $150,000  $2,647     $748  $1,582  $150,000  $2,656     $757
----------------------------------------------------------------------------------
   4      44 $1,582  $150,000  $3,637   $1,977  $1,582  $150,000  $3,666   $2,006
----------------------------------------------------------------------------------
   5      45 $1,582  $150,000  $4,581   $3,160  $1,582  $150,000  $4,647   $3,225
----------------------------------------------------------------------------------
   6      46 $1,582  $150,000  $5,476   $4,293  $1,582  $150,000  $5,614   $4,431
----------------------------------------------------------------------------------
   7      47 $1,582  $150,000  $6,319   $5,375  $1,582  $150,000  $6,566   $5,622
----------------------------------------------------------------------------------
   8      48 $1,582  $150,000  $7,109   $6,403  $1,582  $150,000  $7,466   $6,760
----------------------------------------------------------------------------------
   9      49 $1,582  $150,000  $7,842   $7,375  $1,582  $150,000  $8,339   $7,872
----------------------------------------------------------------------------------
   10     50 $1,582  $150,000  $8,516   $8,287  $1,582  $150,000  $9,186   $8,957
----------------------------------------------------------------------------------
   15     55 $1,582  $150,000 $10,750  $10,750  $1,582  $150,000 $12,851  $12,851
----------------------------------------------------------------------------------
   20     60 $1,582  $150,000 $10,572  $10,572  $1,582  $150,000 $15,569  $15,569
----------------------------------------------------------------------------------
   25     65 $1,582  $150,000  $5,899   $5,899  $1,582  $150,000 $16,157  $16,157
----------------------------------------------------------------------------------
   30     70 $1,582        $0      $0       $0  $1,582  $150,000 $12,388  $12,388
----------------------------------------------------------------------------------
   60    100 $1,582        $0      $0       $0      $0        $0      $0       $0

The values would be different from those shown above if the actual gross annual rates of return averaged 0% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

                        FLEXIBLE PREMIUM UNIVERSAL LIFE
             Hypothetical Illustration Based on 0% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Variable
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582

                      0% (-0.78% net)                     0% (-0.78 net)
                Hypothetical Rate of Return        Hypothetical Rate of Return
                     & Maximum Charges                  & Current Charges
 End of      ---------------------------------------------------------------------
Contract     Premium  Death    Cash   Surrender Premium  Death    Cash   Surrender
  Year   Age Outlay  Benefit   Value    Value   Outlay  Benefit   Value    Value
----------------------------------------------------------------------------------
   1      41 $1,582  $150,919    $919       $0  $1,582  $150,921    $921       $0
----------------------------------------------------------------------------------
   2      42 $1,582  $151,796  $1,796       $0  $1,582  $151,801  $1,801       $0
----------------------------------------------------------------------------------
   3      43 $1,582  $152,631  $2,631     $732  $1,582  $152,640  $2,640     $741
----------------------------------------------------------------------------------
   4      44 $1,582  $153,610  $3,610   $1,950  $1,582  $153,639  $3,639   $1,979
----------------------------------------------------------------------------------
   5      45 $1,582  $154,540  $4,540   $3,118  $1,582  $154,606  $4,606   $3,184
----------------------------------------------------------------------------------
   6      46 $1,582  $155,415  $5,415   $4,233  $1,582  $155,556  $5,556   $4,373
----------------------------------------------------------------------------------
   7      47 $1,582  $156,235  $6,235   $5,291  $1,582  $156,489  $6,489   $5,544
----------------------------------------------------------------------------------
   8      48 $1,582  $156,996  $6,996   $6,291  $1,582  $157,364  $7,364   $6,659
----------------------------------------------------------------------------------
   9      49 $1,582  $157,696  $7,696   $7,229  $1,582  $158,210  $8,210   $7,743
----------------------------------------------------------------------------------
   10     50 $1,582  $158,331  $8,331   $8,102  $1,582  $159,025  $9,025   $8,797
----------------------------------------------------------------------------------
   15     55 $1,582  $160,263 $10,263  $10,263  $1,582  $162,463 $12,463  $12,463
----------------------------------------------------------------------------------
   20     60 $1,582  $159,547  $9,547   $9,547  $1,582  $164,770 $14,770  $14,770
----------------------------------------------------------------------------------
   25     65 $1,582  $154,201  $4,201   $4,201  $1,582  $164,657 $14,657  $14,657
----------------------------------------------------------------------------------
   30     70     $0        $0      $0       $0  $1,582  $159,817  $9,817   $9,817
----------------------------------------------------------------------------------
   60    100     $0        $0      $0       $0      $0        $0      $0       $0

The values would be different from those shown above if the actual gross annual rates of return averaged 0% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

                        FLEXIBLE PREMIUM UNIVERSAL LIFE
                           Hypothetical Illustration
                          Based on 6% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Level
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582

                       6% (5.22% net)                     6% (5.22% net)
                Hypothetical Rate of Return        Hypothetical Rate of Return
                     & Maximum Charges                  & Current Charges
 End of      ---------------------------------------------------------------------
Contract     Premium  Death    Cash   Surrender Premium  Death    Cash   Surrender
  Year   Age Outlay  Benefit   Value    Value   Outlay  Benefit   Value    Value
----------------------------------------------------------------------------------
   1      41 $1,582  $150,000    $994       $0  $1,582  $150,000    $996       $0
----------------------------------------------------------------------------------
   2      42 $1,582  $150,000  $2,006     $108  $1,582  $150,000  $2,012     $114
----------------------------------------------------------------------------------
   3      43 $1,582  $150,000  $3,036   $1,138  $1,582  $150,000  $3,047   $1,148
----------------------------------------------------------------------------------
   4      44 $1,582  $150,000  $4,278   $2,618  $1,582  $150,000  $4,311   $2,651
----------------------------------------------------------------------------------
   5      45 $1,582  $150,000  $5,544   $4,122  $1,582  $150,000  $5,616   $4,195
----------------------------------------------------------------------------------
   6      46 $1,582  $150,000  $6,830   $5,647  $1,582  $150,000  $6,983   $5,800
----------------------------------------------------------------------------------
   7      47 $1,582  $150,000  $8,135   $7,191  $1,582  $150,000  $8,411   $7,467
----------------------------------------------------------------------------------
   8      48 $1,582  $150,000  $9,458   $8,752  $1,582  $150,000  $9,865   $9,160
----------------------------------------------------------------------------------
   9      49 $1,582  $150,000 $10,796  $10,329  $1,582  $150,000 $11,374  $10,906
----------------------------------------------------------------------------------
   10     50 $1,582  $150,000 $12,146  $11,917  $1,582  $150,000 $12,937  $12,709
----------------------------------------------------------------------------------
   15     55 $1,582  $150,000 $18,853  $18,853  $1,582  $150,000 $21,523  $21,523
----------------------------------------------------------------------------------
   20     60 $1,582  $150,000 $25,304  $25,304  $1,582  $150,000 $31,992  $31,992
----------------------------------------------------------------------------------
   25     65 $1,582  $150,000 $29,418  $29,418  $1,582  $150,000 $43,778  $43,778
----------------------------------------------------------------------------------
   30     70 $1,582  $150,000 $27,413  $27,413  $1,582  $150,000 $55,773  $55,773
----------------------------------------------------------------------------------
   60    100     $0        $0      $0       $0  $1,582        $0      $0       $0

The values would be different from those shown above if the actual gross annual rates of return averaged 6% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

                        FLEXIBLE PREMIUM UNIVERSAL LIFE
                           Hypothetical Illustration
                          Based on 6% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Variable
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582

                       6% (5.22% net)                     6% (5.22% net)
                Hypothetical Rate of Return        Hypothetical Rate of Return
                     & Maximum Charges                  & Current Charges
 End of      ---------------------------------------------------------------------
Contract     Premium  Death    Cash   Surrender Premium  Death    Cash   Surrender
  Year   Age Outlay  Benefit   Value    Value   Outlay  Benefit   Value    Value
----------------------------------------------------------------------------------
   1      41 $1,582  $150,991    $991       $0  $1,582  $150,993    $993       $0
----------------------------------------------------------------------------------
   2      42 $1,582  $151,998  $1,997      $99  $1,582  $152,003  $2,003     $105
----------------------------------------------------------------------------------
   3      43 $1,582  $153,018  $3,018   $1,119  $1,582  $153,028  $3,028   $1,130
----------------------------------------------------------------------------------
   4      44 $1,582  $154,245  $4,245   $2,585  $1,582  $154,278  $4,278   $2,618
----------------------------------------------------------------------------------
   5      45 $1,582  $155,491  $5,491   $4,070  $1,582  $155,565  $5,565   $4,144
----------------------------------------------------------------------------------
   6      46 $1,582  $156,751  $6,751   $5,568  $1,582  $156,908  $6,908   $5,725
----------------------------------------------------------------------------------
   7      47 $1,582  $158,022  $8,022   $7,077  $1,582  $158,307  $8,307   $7,363
----------------------------------------------------------------------------------
   8      48 $1,582  $159,301  $9,301   $8,595  $1,582  $159,724  $9,724   $9,018
----------------------------------------------------------------------------------
   9      49 $1,582  $160,584 $10,584  $10,116  $1,582  $161,186 $11,186  $10,719
----------------------------------------------------------------------------------
   10     50 $1,582  $161,867 $11,867  $11,638  $1,582  $162,695 $12,695  $12,466
----------------------------------------------------------------------------------
   15     55 $1,582  $167,948 $17,948  $17,948  $1,582  $170,808 $20,808  $20,808
----------------------------------------------------------------------------------
   20     60 $1,582  $172,873 $22,873  $22,873  $1,582  $180,182 $30,182  $30,182
----------------------------------------------------------------------------------
   25     65 $1,582  $173,739 $23,739  $23,739  $1,582  $189,519 $39,519  $39,519
----------------------------------------------------------------------------------
   30     70 $1,582  $165,700 $15,700  $15,700  $1,582  $195,957 $45,957  $45,957
----------------------------------------------------------------------------------
   60    100     $0        $0      $0       $0      $0        $0      $0       $0

The values would be different from those shown above if the actual gross annual rates of return averaged 6% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

                        FLEXIBLE PREMIUM UNIVERSAL LIFE
                           Hypothetical Illustration
                          Based on 10% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Level
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582

                         10% (9.22% net)                          10% (9.22% net)
                   Hypothetical Rate of Return              Hypothetical Rate of Return
                        & Maximum Charges                        & Current Charges
 End of      ---------------------------------------------------------------------------------
Contract     Premium   Death      Cash     Surrender  Premium   Death      Cash     Surrender
  Year   Age Outlay   Benefit     Value      Value    Outlay   Benefit     Value      Value
----------------------------------------------------------------------------------------------
   1      41 $1,582    $150,000     $1,043         $0 $1,582    $150,000     $1,045         $0
----------------------------------------------------------------------------------------------
   2      42 $1,582    $150,000     $2,146       $248 $1,582    $150,000     $2,152       $254
----------------------------------------------------------------------------------------------
   3      43 $1,582    $150,000     $3,315     $1,417 $1,582    $150,000     $3,327     $1,428
----------------------------------------------------------------------------------------------
   4      44 $1,582    $150,000     $4,752     $3,092 $1,582    $150,000     $4,787     $3,127
----------------------------------------------------------------------------------------------
   5      45 $1,582    $150,000     $6,279     $4,857 $1,582    $150,000     $6,357     $4,936
----------------------------------------------------------------------------------------------
   6      46 $1,582    $150,000     $7,898     $6,715 $1,582    $150,000     $8,062     $6,879
----------------------------------------------------------------------------------------------
   7      47 $1,582    $150,000     $9,615     $8,671 $1,582    $150,000     $9,913     $8,969
----------------------------------------------------------------------------------------------
   8      48 $1,582    $150,000    $11,438    $10,732 $1,582    $150,000    $11,884    $11,178
----------------------------------------------------------------------------------------------
   9      49 $1,582    $150,000    $13,371    $12,904 $1,582    $150,000    $14,012    $13,545
----------------------------------------------------------------------------------------------
   10     50 $1,582    $150,000    $15,422    $15,193 $1,582    $150,000    $16,310    $16,081
----------------------------------------------------------------------------------------------
   15     55 $1,582    $150,000    $27,607    $27,607 $1,582    $150,000    $30,771    $30,771
----------------------------------------------------------------------------------------------
   20     60 $1,582    $150,000    $44,732    $44,732 $1,582    $150,000    $52,986    $52,986
----------------------------------------------------------------------------------------------
   25     65 $1,582    $150,000    $68,413    $68,413 $1,582    $150,000    $86,598    $86,598
----------------------------------------------------------------------------------------------
   30     70 $1,582    $150,000   $103,036   $103,036 $1,582    $161,103   $138,882   $138,882
----------------------------------------------------------------------------------------------
   60    100 $1,582  $1,286,591 $1,286,591 $1,286,591 $1,582  $1,891,847 $1,891,847 $1,891,847

The values would be different from those shown above if the actual gross annual rates of return averaged 10% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

                        FLEXIBLE PREMIUM UNIVERSAL LIFE
                           Hypothetical Illustration
                          Based on 10% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Variable
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582

                      10% (9.22% net)                     10% (9.22% net)
                Hypothetical Rate of Return         Hypothetical Rate of Return
                     & Maximum Charges                   & Current Charges
 End of      ----------------------------------------------------------------------
Contract     Premium  Death    Cash   Surrender Premium  Death    Cash    Surrender
  Year   Age Outlay  Benefit   Value    Value   Outlay  Benefit   Value     Value
-----------------------------------------------------------------------------------
   1      41 $1,582  $151,040  $1,040       $0  $1,582  $151,042   $1,042       $0
-----------------------------------------------------------------------------------
   2      42 $1,582  $152,137  $2,137     $238  $1,582  $152,143   $2,143     $244
-----------------------------------------------------------------------------------
   3      43 $1,582  $153,295  $3,295   $1,396  $1,582  $153,306   $3,306   $1,408
-----------------------------------------------------------------------------------
   4      44 $1,582  $154,715  $4,715   $3,055  $1,582  $154,751   $4,751   $3,091
-----------------------------------------------------------------------------------
   5      45 $1,582  $156,218  $6,218   $4,797  $1,582  $156,298   $6,298   $4,877
-----------------------------------------------------------------------------------
   6      46 $1,582  $157,804  $7,804   $6,622  $1,582  $157,974   $7,974   $6,791
-----------------------------------------------------------------------------------
   7      47 $1,582  $159,478  $9,478   $8,533  $1,582  $159,787   $9,787   $8,843
-----------------------------------------------------------------------------------
   8      48 $1,582  $161,242 $11,242  $10,536  $1,582  $161,707  $11,707  $11,001
-----------------------------------------------------------------------------------
   9      49 $1,582  $163,100 $13,100  $12,632  $1,582  $163,772  $13,772  $13,304
-----------------------------------------------------------------------------------
   10     50 $1,582  $165,054 $15,054  $14,825  $1,582  $165,991  $15,991  $15,762
-----------------------------------------------------------------------------------
   15     55 $1,582  $176,236 $26,236  $26,236  $1,582  $179,692  $29,692  $29,692
-----------------------------------------------------------------------------------
   20     60 $1,582  $190,407 $40,407  $40,407  $1,582  $199,830  $49,830  $49,830
-----------------------------------------------------------------------------------
   25     65 $1,582  $206,130 $56,130  $56,130  $1,582  $227,920  $77,920  $77,920
-----------------------------------------------------------------------------------
   30     70 $1,582  $220,071 $70,071  $70,071  $1,582  $265,051 $115,051 $115,051
-----------------------------------------------------------------------------------
   60    100     $0        $0      $0       $0  $1,582  $712,815 $562,815 $562,815

The values would be different from those shown above if the actual gross annual rates of return averaged 10% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

LEGAL PROCEEDINGS

There are no pending proceedings commenced by, or known to be contemplated by a governmental authority, and no pending legal proceedings, material with respect to prospective purchasers of the contracts, to which the Variable Account,
Thrivent Financial or the principal underwriter is a party to or to which the assets of the Variable Account are subject. As a fraternal
benefit society offering contracts of insurance, we are routinely involved in litigation. We do not believe that any current litigation or administrative proceeding is material to our ability to meet our obligations under the contract or to the Variable Account, nor do we expect to incur significant losses from such actions.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are
contained in the Statement of Additional Information. The Statement of
Additional Information also contains the financial statements of Aid
Association for Lutherans and Lutheran Brotherhood, the two companies which merged to form Thrivent Financial.

GLOSSARY

AAL: Aid Association for Lutherans

AAL Fund: AAL Variable Product Series Fund, Inc., one of two Portfolio
companies described in a prospectus accompanying this Prospectus.

accumulation unit: A unit of measure used to calculate the cash value in each subaccount of the Variable Account.

accumulation unit value: On any valuation date, the value of the accumulation unit of each subaccount of the Variable Account.

beneficiary: The person(s) named by the contract owner to receive the death benefit under the contract. A beneficiary need not be a natural person.

cash value: The total value of the contract. Cash value equals the sum of the subaccount cash values plus fixed account cash value.

certificate: A term previously used to refer to the contract.

contract: The flexible premium variable life insurance contract offered by us,
(Thrivent Financial, formerly AAL) and described in this Prospectus. The contract consists of the certificate of membership, the contract itself and the articles of incorporation and bylaws.

contract anniversary: The same date in each succeeding year as the issue date.

contract year: The 12-month period following the issue date or a contract anniversary. The contract year is always based upon the time elapsed since the issue date.

commuted value: The present value of any remaining future payments for the rest of the guaranteed payment period.

death benefit: The amount paid upon the death of the insured.

death benefit option: Either of the two methods used to determine the death benefit.

death benefit guarantee: A contract provision that guarantees that insurance coverage will not lapse if your cash value is adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your cash value is not adequate.

death benefit guarantee premium: The minimum monthly premium required to keep your particular contract's death benefit guarantee in effect. Different combinations of age, gender, risk class, specified amount and additional benefits will result in different death benefit guarantee premiums.

financial associate: A person who is appropriately licensed by state insurance department officials to sell the contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

fixed account: A cash value accumulation option that credits an interest rate.
The fixed account is part of our general account, which includes all of our assets other than those in any Variable Account.

good order: Any request that is made upon the appropriate, fully completed and executed Thrivent Financial form received at our Operations Center in Appleton,
Wisconsin.

insured: The person on whose life the contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

issue age: The age of the insured as of his or her last birthday on or before the issue date.

issue date: The date insurance coverage begins as specified in your contract.

LB: Lutheran Brotherhood.

LB Fund: LB Series Fund, Inc., one of two Portfolio companies described in a prospectus accompanying this Prospectus.

monthly deduction date: The date each month on which we deduct charges from cash value. These monthly charges occur once each month on the nearest valuation date, on or preceding the day of the month which corresponds to the day of the month that we issued the contract.

net premium: The amount invested in the contract after a 3% charge is taken for sales expenses.

Operations Center: Our office at 4321 North Ballard Road, Appleton, Wisconsin
54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

owner: The person or entity who owns the contract. The person may be the insured or an employer, a trust or any other individual or entity specified in the application.

portfolio company: An investment company or mutual fund consisting of several
Portfolios that underlies subaccounts of the Variable Account.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our general account.

specified amount: Initially, the amount of life insurance for which we issued the contract. The specified amount of your contract may change, as described in your contract.

subaccount: A subdivision of the Variable Account. Each subaccount invests exclusively in the shares of a corresponding Portfolio of a Portfolio company
(the AAL Fund or the LB Fund).

surrender value: The cash value of the contract less any applicable surrender charges and outstanding loan balances.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the contracts.

Thrivent Investment Management: Thrivent Investment Management, Inc., an
indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the contracts.

valuation date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.

valuation period: The period from the end of one valuation date to the end of the next valuation date.

we, us, our: Thrivent Financial.

written request: A written notice signed by the contract owner, received in good order by us at our Operations Center.

you, your: The owner of the contract.

STATEMENT OF ADDITIONAL INFORMATION

Thrivent Financial for Lutherans
Additional Information about Operation of Contracts and Registrant
     Entire Contract
     Beneficiaries
     Assignment of Ownership
     Successor Owners
     Rights We Reserve
     Basis of Computations
     Reports to Contract Owners
     Incontestability
     Statements in the Application
     Misstatement of Age or Gender
     Suicide Exclusion
Premiums
Principal Underwriter
Performance Information
Standard and Poor's Disclaimer
Financial Statements

To learn more about the contract, you should read the Statement of Additional
Information (SAI) that is incorporated by reference into this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. The
Prospectus and the SAI are available upon request. You can get these documents and more information about the contract and the Portfolio companies free by the following means:

Written Request:
Thrivent Financial for Lutherans
Insurance Interaction Center
4321 North Ballard Road
Appleton, WI 54919-0001

E-Mail Address:
mail@thrivent.com

Toll-Free Telephone Number:
(800) 847-3846

We will furnish upon request a copy of personalized illustrations of your contract's death benefits, surrender values, and cash values.

You can also review and get copies of the Prospectus, SAI and annual report by visiting the Securities and Exchange Commission's Public Reference Room in
Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about
Thrivent Variable Life Account I are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the
Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Thrivent Variable Life Account I
SEC file number: 811-08289

                                                  THRIVENT VARIABLE LIFE ACCOUNT I

                                                Statement of Additional Information
                                                        Dated April 30, 2003

                                                                For

                                    Flexible Premium Variable Universal Life Insurance Contract

                                                             Issued By

                                                  THRIVENT FINANCIAL FOR LUTHERANS

                       Operations Center:                                                   Corporate Office:
                       4321 North Ballard Road                                              625 Fourth Avenue South
                       Appleton, WI 54919-0001                                              Minneapolis, MN 55415
                       Telephone: 800-THRIVENT                                              Telephone: 800-THRIVENT
                       E-mail: mail@thrivent.com                                            E-mail: mail@thrivent.com

This Statement of Additional Information ("SAI") contains additional information about the flexible premium variable universal life insurance contract (contract) offered by Thrivent Financial for Lutherans (Thrivent Financial) to persons eligible for membership in Thrivent Financial.  This SAI is not a prospectus and should be read together with the Prospectus for the contract dated April 30, 2003.  Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the
Prospectus that is incorporated by reference.  A copy of the Prospectus may be obtained at no charge by writing to us at 4321
North Ballard Road, Appleton, WI  54919, or by calling 1-800 THRIVENT (1-800-847-4836), or by accessing the Securities and exchange Commission's Web site at www.sec.gov.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
     Entire Contract
     Beneficiaries
     Assignment of Ownership
     Successor Owners
     Rights we Reserve
     Basis of Computations
     Reports to Contract Owners
     Incontestability
     Statements in the Application
     Misstatement of Age or Sex
     Suicide Exclusion

PREMIUMS

PRINCIPAL UNDERWRITER

PERFORMANCE INFORMATION

STANDARD & POOR'S DISCLAIMER

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

COMMENT ON FINANCIAL STATEMENTS OF THRIVENT FINANCIAL, AAL AND LB

FINANCIAL STATEMENTS OF VARIABLE ACCOUNT

FINANCIAL STATEMENTS OF THRIVENT FINANCIAL, AAL AND LB

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial is a not-for-profit, non-stock, membership organization operating under the laws of the state of Wisconsin.  We are licensed to do business as a fraternal benefit society in all states. Thrivent Financial is organized under the laws of the state of Wisconsin in 1902.  On January 1, 2002, Aid Association for Lutherans ("AAL") and Lutheran Brotherhood ("LB") merged to create Thrivent Financial for Lutherans, the largest fraternal benefit society in the United States. The merged organization provides high quality insurance coverage, financial products, financial services, and fraternal benefits to help enhance the lives of our members. The merged organization operates under the Articles of Incorporation and Bylaws of Thrivent Financial. Membership
is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans and subject to our membership eligibility rules.

Thrivent Variable Life Account I  (the "Variable Account") is a separate account of ours.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940.  Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract
Your entire insurance contract is comprised of:

o   the contract including any attached riders, endorsements or amendments;
o   the application attached to the contract, including any applications for increase in the specified amount; and
o   the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the contract.

Beneficiaries

The beneficiary is the person, entity or organization you name to receive the death benefit after the insured's death.  You may name one or more beneficiaries to receive the death benefit.  If no beneficiary has been named or the beneficiary does not survive the insured, the death benefit will be paid to you, the contact owner (if you are not the insured), otherwise to your estate (in accordance with applicable state law).  Thrivent Financial's bylaws list those eligible to be named beneficiaries.  You may designate beneficiaries as either first, second or third class.  Unless otherwise specified, we will distribute death benefit in the following order to beneficiaries:

o   equally to the beneficiaries in the first class.  If none are living, then;
o   equally to the beneficiaries in the second  class.  If none are living, then;
o   equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the insured, we will consider the beneficiary to have died before the insured for purposes of paying the death benefit.

You may change beneficiaries by sending a written request to our operations center.  We will give you a special form to make this request.  We must approve any change in beneficiary.  Any such change is effective on the date you designate on your written request, or the date we receive your written request in good order at our operations center if no date appears on the request.  A change in beneficiary is only effective if the request was mailed or delivered to us while the insured is alive.  We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

Assignment of Ownership
You may assign your contract by sending a written request, in good order, to our operations center any time before the death of the insured. You may assign the contract as collateral security for a loan or other obligation. This may limit your rights to the
cash value and the beneficiary's rights to the benefit.   Any contract loan obtained before an assignment is recorded at our operations center has priority over the assignment. To assign your contract as collateral for a loan, you must send a written request to our operations center. We will give you a special form to make any assignment requests.  We must receive and approve any assignment request before it is effective.  Once we approve it, the assignment is effective on the date you designated on your written request, or the date we receive it in good order at our operations center if no date appears on the request.  We are not liable for any payment we make or action we take before we receive and approve an assignment.  We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your contract, you should consider the tax implications. See
"Federal Tax Matters" in the prospectus for more information.

The interest of any beneficiary will be subject to any collateral assignment.  Any indebtedness and interest charged against your contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the contract.

Successor Owners
If you are the owner of the contract but you are not the insured, you should name a successor owner who will become the owner if you die before the insured. If you do not designate a successor owner, your estate will become the new owner upon your death.  You may designate or change a successor owner by submitting a written request to our operations center.  We will give you a special form on which to make this request.  We must receive and approve any successor owner request before it is effective.  Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our operations center if no date appears on the request.  We are not liable for any payment we make or action we take before we receive and approve the designation.  We are not responsible for the validity of any designation or change of a successor owner.

Rights We Reserve
We may have to reject a premium if applicable law mandates such action. We may also be required to block a contract owner's account and thereby refuse any request for transfers, partial withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the contract.  When it is required, we will obtain your approval or regulatory approval.  Some examples of such changes we may make include, but are not limited to:

o  operating the Variable Account in any form allowed under the 1940 Act or in any other form allowed by law;
o  adding, deleting, combining or modifying subaccounts in the Variable Account;
o  restricting or eliminating any voting rights of contract owners or other persons who have voting rights as to the Variable
   Account;
o  adding, deleting or substituting, for the portfolio shares held in any subaccount, the shares of another portfolio of the Funds or the shares of another fund or any other investment allowed by law;
o  making any amendments to the contracts necessary for the contracts to comply with the provisions of the Code or any other applicable federal or state law; and
o  substituting the shares of any registered investment company for shares of any other registered investment company already purchased or to be purchased in the future by the Variable Account provided that the substitution has been approved by the SEC.

Basis of Computations
Minimum guaranteed cash values for the fixed account are based on the Commissioner's 1980 Standard Ordinary Mortality Table, age
at last birthday, and interest at the rate of 4%. These values equal or exceed the minimum values required by law. We filed a detailed statement explaining the manner in which we calculate cash values with the insurance department of the state or district where we delivered this contract.

Reports to Contract Owners
At least once each contract year, we will send you a report concerning the status of your contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain contract transactions.

Upon request, we will send you an illustration of hypothetical values for the contract.  We may charge a reasonable fee for each illustration requested.

Incontestability
We will not contest the validity of the contract after it has been in effect, during the lifetime of the insured, for two years from the issue date. We will not contest the validity of an increase in the specified amount after it has been in effect, during the lifetime of the insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the contract for more details.

Statements in the Application
Statements made in the application will be treated as representations and not warranties. We will not use any statement to void the contract or to deny a claim unless it appears in the application.

Misstatement of Age or Gender
The values of the contract are based on the insured's age and gender (in some states). If the date of birth or gender shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or gender (in some states).

Suicide Exclusion
Generally, if the insured commits suicide within one year of the issue, we will not pay a death benefit but will return all premiums paid.  The period of the suicide exclusion provision becomes effective at issue and upon each increase in the specified amount.  If a suicide occurs within one year of the increase, only the monthly deductions for the amount of increase will be refunded.

PREMIUMS
If mandated under applicable law, we may be required to reject an initial premium.  We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Sometimes we are not able to accept premiums and the earnings on such premiums.  We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
(1) to accept certain large premiums;
(2) to refund premiums;
(3) to refund the earnings on premiums; and
(4) to refund any necessary cash value.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. ("Thrivent Investment Management"), a wholly-owned, indirect subsidiary of Thrivent Financial, serves as the principal underwriter of the contract pursuant to a Principal Underwriting and Servicing Agreement to which Thrivent
Investment Management and Thrivent Financial, on behalf of itself and the separate account, are parties.  The contract is sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the contracts and who are duly licensed registered representatives of Thrivent Investment Management.  Representatives of other broker-dealer firms with which of
Thrivent Investment Management has executed a selling agreement may also sell the contract.  In addition, Thrivent Financial may retain other firms to serve as principal underwriters of the contract.  The contract is continuously offered in all states where
Thrivent Financial is authorized to sell the contract. Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below.  Of these amounts, of Thrivent Investment Management retained $0.

                   2000                        2001                        2002
              --------------              --------------              -------------
              $ 4,190,154.17              $ 4,050,849.31              $1,897,318.11

PERFORMANCE INFORMATION
The separate account may, from time to time, advertise information relating to the performance of its subaccounts.  The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular owner. Effective yields and total returns for a subaccount are based on the investment performance of the corresponding portfolio.  A portfolio's performance reflects the portfolio's expenses.
Consult the portfolio company prospectuses for more detailed information about portfolio expenses.

Any performance information presented will reflect, at a minimum, the deduction of all fees and charges applicable at the portfolio level.  In addition,  each performance presentation will identify each fee and charge (assessed under the contract)
deducted, as well as each fee and charge that is not deducted in calculating the information presented.  Factoring all fees and charges into the calculations of performance will result in lower performance.

Money Market Subaccount - Yield and Effective Yield
Advertisements for the contracts may include yield and effective yield quotations for the Money Market Subaccount. The current yield of the Money Market Subaccount refers to the annualized investment income generated by an investment in the subaccount over a specified seven-day period.  The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner that does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the portfolio company or on the assets of that portfolio company.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a contract having a balance of one accumulation unit in the Money
Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) "Common Charges" and deductions imposed under the Contract which are attributable to the hypothetical account.  "Common Charges" consist of portfolio expenses, and certain contract fees and charges assumed to apply to all contract owners.  (See "Monthly Deductions from Cash Value" in the prospectus).

Yield and effective yield do not reflect the deduction of withdrawal or surrender charges.  The contracts currently are not subject to charges for state premium taxes.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types and quality of portfolio securities held by the underlying portfolio, and the underlying portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market
Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period. The annualization of a seven-day average yield is not a representation of future actual yield.

There is no performance information for the Money Market Subaccount because it became effective April 25, 2003.

Other Subaccounts

30-Day Yield: Advertisements for the contracts may include 30-day (or one-month) yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC.  These 30-day yield quotations are computed by dividing (a) the net investment income by a hypothetical account earned during the period (the net investment income earned by the portfolio attributable to shares owned by the subaccount less expenses incurred during the period)
by (b) the offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                               Yield = 2[(((a-b)/cd)+1)^6-1]

Where:
           a =  Net dividends and interest earned during the period by the portfolio attributable to the subaccount
           b =  Expenses accrued for the period (net of reimbursements)
           c =  The average daily number of accumulation units outstanding during the period
           d =  The accumulation unit value per unit on the last day of the period

For the 30-day period ended December 31, 2002, the 30-day yield for the Bond Index Subaccount was 2.98%, the Balanced Subaccount
was 2.19%, the High Yield Subaccount was 10.69%,  and the High Yield Bond Subaccount was 8.56%.

Average Annual Total Return. Advertisements for the contracts may also include  average annual total return quotations for each subaccount for 1, 5 and 10-year periods (or the life of the subaccount, if less).  The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                          P(1 + T)^n = ERV
           Where:
                     P     =   A hypothetical initial payment of $1,000
                     T     =   Average annual total return
                     n     =   Number of years
                     ERV   =   Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,
                               5 or 10-year periods (or fractional portion thereof)

Because of the charges and deductions imposed under a contract, performance data for the subaccounts will be lower than performance data for their corresponding portfolios. The performance of a subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. We currently do not assess a premium tax charge under the contract, and calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that could be applicable to a particular contract.

Performance for any given past period is not an indication or representation of future performance. The performance of each subaccount will fluctuate on a daily basis.

The following tables show average annual total return performance information based on the periods that the subaccounts have been in existence for those Subaccounts in effect for at least one year. The returns reflect total underlying portfolio expenses and certain contract fees and charges assumed to apply to all contract owners, including the issue expense charge and the monthly administrative charge ("Common Charges").  However, charges such as surrender charges, and cost of insurance charges, which are based on certain factors, such as gender, issue age or actual age, contract year, specified amount, or net amount at risk, and which therefore vary with each contract, are not reflected in the rates of return shown below, nor are any premium tax charges or any charges assessed on withdrawal, transfer, or increase in specified amount ("Non-Common Charges"). If Non-Common Charges were deducted, performance would have been significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

Average Annual Total Returns through December 31, 2002 were: /1/

                                                                                     Since Inception                Subaccount
Name of Subaccount               1 Year            5 Years           10 Years         of Subaccount               Inception Date
---------------------------------------------------------------------------------------------------------------------------------
Technology Stock                (42.14)                N/A                N/A             (33.43)                 March 2, 2001
Small Cap Stock                 (21.01)                N/A                N/A             (59.90)                 March 2, 2001
Small Cap Index                 (15.51)                N/A                N/A              (6.76)                 May 15, 1998
Mid Cap Growth                  (26.64)                N/A                N/A              (1.83)                 October 31, 2002
Mid Cap Stock                   (16.09)                N/A                N/A             (14.39)                 March 2, 2001
Mid Cap Index                   (15.29)                N/A                N/A              (7.89)                 March 2, 2001
International                   (19.65)                N/A                N/A             (17.67)                 May 15, 1998
Growth                          (30.52)                N/A                N/A             (15.66)                 October 31, 2002
Capital Growth                  (23.08)                N/A                N/A             (17.77)                 March 2, 2001
Large Company Index             (22.79)                N/A                N/A              (4.47)                 May 15, 1998
Balanced                         (9.93)                N/A                N/A               0.45                  May 15, 1998
High Yield Bond                  (0.35)                N/A                N/A              (2.64)                 May 15, 1998
Bond Index                        2.01                 N/A                N/A               6.56                  May 15, 1998

/1/ There is no performance for the Value and Money Market  Subaccounts because they became effective April 25, 2003, and there is no performance for the  Small Cap Value, Real Estate Securities and Mortgage Securities Subaccounts because they became effective on April 30, 2003.

Cumulative Total Return. Advertisements for the Contract may also include cumulative total return quotations for a Subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a Subaccount for a specified period ("Hypothetical Initial
Investment") based on a hypothetical Contract assumed to have been invested in a Portfolio of the Fund at the beginning of the period or when that Portfolio was first available for investment under a contract issued by Thrivent Financial or Lutheran
Brotherhood Variable insurance Products Company. Such performance data will assume that any applicable charges have been deducted from the initial $1,000 payment and include all recurring fees that are charged to all Contract Owners. Cumulative total return is calculated by finding the cumulative rates of return of the Hypothetical Initial Investment over various periods, according to the following formula and then expressing that as a percentage:

              C = (ERV/P) - 1

              Where:

              C = Cumulative total return;
              ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period; and
              P = A hypothetical initial payment of $1,000

Cumulative total returns for each Subaccount were: /2/

                                                                                      Since Inception        Subaccount
Name of Subaccount                        1 Year           5 Years        10 Years     of Subaccount       Inception Date
---------------------------------------------------------------------------------------------------------------------------------
Technology Stock                          (42.14)            N/A             N/A         (54.75             March 1, 2001
Small Cap Growth                          (27.56)            N/A             N/A         (23.63)            November 30, 2001
Opportunity Growth                        (32.28)         (37.37)            N/A         (25.77)            January 18, 1996
Small Cap Stock                           (21.01)            N/A             N/A         (12.79)            March 1, 2001
Small Cap Index                           (15.51)            N/A             N/A          (8.79)            March 1, 2001
Mid Cap Select Growth                     (44.08)            N/A             N/A         (40.77)            November 30, 2001
Mid Cap Growth                            (26.64)            N/A             N/A           8.26             January 30, 1998
Mid Cap Stock                             (16.09)            N/A             N/A         (24.63)            March 1, 2001
Mid Cap Index                             (15.29)            N/A             N/A         (13.20)            March 1, 2001
International                             (19.65)            N/A             N/A         (24.70)            March 2, 1998
World Growth                              (18.05)         (17.51)            N/A          (7.75)            January 18, 1996
All Cap                                   (38.79)            N/A             N/A         (36.94)            November 30, 2001
Growth                                    (30.52)          (4.45)         111.32            N/A /3/         January 9, 1987
Investors Growth                          (27.08)            N/A             N/A         (26.48)            November 30, 2001
Growth Stock                              (28.58)            N/A             N/A         (22.58)            November 30, 2001
Capital Growth                            (23.08)            N/A             N/A         (29.51)            March 1, 2001
Value                                     (23.43)            N/A             N/A         (22.37)            November 30, 2001
Large Company Index                       (22.79)          (7.53)            N/A          71.47             June 14, 1995
Balanced                                   (9.93)          10.94             N/A          67.78             June 14, 1995
High Yield                                 (9.33)         (26.68)          26.32            N/A /3/         November 2, 1987
High Yield Bond                            (0.35)            N/A             N/A         (10.56)            March 2, 1998
Income                                      4.96           29.34           77.68            N/A /3/         January 9, 1987
Bond Index                                  2.01           36.80             N/A          60.12             June 14, 1995
Limited Maturity Bond                       4.99             N/A             N/A           4.29             November 30, 2001
Money Market                                0.74           19.32           44.15            N/A /3/         January 9, 1987

/2/ Cumulative total returns for the following Subaccounts are not shown because they became effective April 30, 2003:  Small Cap
Value, Real Estate Securities and Mortgage Securities.

/3/ Because the Portfolio has been effective for more than 10 years, performance since inception is not shown.

STANDARD AND POOR'S DISCLAIMER
The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
("S&P").  S&P makes no representation or warranty, express or implied, to the owners of the contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap
400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance.  S&P's only relationship to is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the contracts.  S&P is not responsible for, and has not participated in, the determination of the prices and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash.  S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein.  S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein.  S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein.
Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

The consolidated financial statements of Thrivent Financial at December 31, 2002 and 2001 and for the years then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, whose address is 220 South
Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing and incorporated by reference elsewhere herein which, as to the year 2001, are based in part on the report of PricewaterhouseCoopers LLP, independent accountants.  The financial statements referred to above are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The consolidated financial statements of AAL at December 31, 2000 and 1999, and for the years then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein.  The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Life Account I at December 31, 2002 and for the periods indicated, appearing in this
SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors,  as set forth in their respective reports thereon appearing and incorporated by reference elsewhere herein, and are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The consolidated financial statements of LB at December 31, 2000 and 1999, and for each of the three years in the period ended
December 31, 2000, appearing in this SAI and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report thereon appearing and incorporated by reference elsewhere herein.  The financial statements referred to above are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

COMMENT ON FINANCIAL STATEMENTS OF THRIVENT FINANCIAL, AAL AND LB

On January 1, 2002, LB completed a merger with and into AAL.  The merged organization began operating by its new name, Thrivent
Financial, midyear after the new name was approved by it members and appropriate regulators.  The consolidated financial statements of Thrivent Financial at December 31, 2002 and 2001 and for each of the years then ended, appearing in this SAI and
Registration Statement have been prepared in accordance with accounting principles generally accepted in the United States.  The merger has been accounted for as a pooling of interests transaction, and as such the 2001 financial statements give retroactive effect to the merger.

Also included are the separate company financial statements of AAL as of and for the two years ending December 31, 2000 and LB as of and for the three years ending December 31, 2000.  These separate company financial statements have not been restated to
reflect the merger.   In the opinion of management, there would be no need for a significant adjustment to the separate company financial statements if these separate company financial statements were instead shown as consolidated financial statements for the same periods on a pooling of interests basis.

The financial statements of Thrivent Financial, AAL and LB included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable
Account.

FINANCIAL STATEMENTS OF VARIABLE ACCOUNT

Set forth on the following pages are the audited financial statements of the Variable Account

Report of Independent Auditors

The Board of Directors and Contractholders
Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Life
Account I (the Account) (comprising, respectively, the Technology Stock, Small Cap Growth, Opportunity Growth, Small Cap Stock,
Small Cap Index, Mid Cap Select Growth, Mid Cap Growth, Mid Cap Stock, Mid Cap Index, International, World Growth, All Cap,
Aggressive Growth, Growth, Investors Growth, Growth Stock, Capital Growth, Large Company Index, Equity Income, Balanced, High
Yield, High Yield Bond, Income, Bond Index, Limited Maturity Bond, and Money Market Subaccounts) as of December 31, 2002, and the
related statements of operations and changes in net assets for each of the periods indicated herein.  These financial statements are the responsibility of the Account's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the transfer agent.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Life Account I at December 31, 2002, and the results of their operations and changes in net assets for the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young, LLP
-------------------------------------
Ernst & Young, LLP
Minneapolis, Minnesota
March 28, 2003

                                                    THRIVENT VARIABLE LIFE ACCOUNT I
                                                  Statements of Assets and Liabilities

                                            Technology                  Small Cap               Opportunity             Small Cap
                                              Stock                      Growth                   Growth                  Stock
As of December 31, 2002                     Subaccount                 Subaccount               Subaccount             Subaccount
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                   $        553,768             $            19          $         75        $      1,388,472
                                        --------------------------------------------------------------------------------------------
     Total Assets                                 553,768                          19                    75               1,388,472

     Total Liabilities                                  -                           -                     -                       -
                                        --------------------------------------------------------------------------------------------
Net Assets                               $        553,768             $            19          $         75        $      1,388,472
                                        ============================================================================================
Net Assets Applicable to Contract Holders:
Contracts in accumulation period         $        553,768             $            19          $         75        $      1,388,472
                                        --------------------------------------------------------------------------------------------
     Net Assets                          $        553,768             $            19          $         75        $      1,388,472
                                        ============================================================================================

Accumulation units outstanding                    115,055                           2                     8                 159,606
Unit Value (accumulation)                           $4.81                      $10.34                 $9.93                   $8.70

Series funds, at cost                            $765,919                         $18                   $76              $1,611,907
Series funds shares owned                         120,591                           2                    11                 157,705

                                        --------------------------------------------------------------------------------------------
                                            Small Cap                   Mid Cap                 Mid Cap                 Mid Cap
                                              Index                  Select Growth               Growth                  Stock
As of December 31, 2002                     Subaccount                 Subaccount               Subaccount             Subaccount
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                   $      7,278,489             $            59         $        239         $      1,298,853
                                        --------------------------------------------------------------------------------------------
     Total Assets                               7,278,489                          59                  239                1,298,853

     Total Liabilities                                  -                           -                    -                        -
                                        --------------------------------------------------------------------------------------------
Net Assets                               $      7,278,489             $            59         $        239         $      1,298,853
                                        ============================================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period         $      7,278,489             $            59         $        239         $      1,298,853
                                        --------------------------------------------------------------------------------------------
     Net Assets                          $      7,278,489             $            59         $        239         $      1,298,853
                                        ============================================================================================

Accumulation units outstanding                    722,534                           6                   24                  170,379
Unit Value (accumulation)                          $10.07                       $9.92                $9.98                    $7.62

Series funds, at cost                          $8,559,683                         $59                 $241               $1,516,890
Series funds shares owned                         643,015                          10                   25                  170,915

                                        --------------------------------------------------------------------------------------------
                                                Mid Cap                                             World
                                                 Index                  International               Growth                All Cap
As of December 31, 2002                       Subaccount                 Subaccount               Subaccount             Subaccount
                                        --------------------------------------------------------------------------------------------
Assets:
Series funds, at value                   $       568,029              $     2,823,500          $     3,061         $            179
                                        --------------------------------------------------------------------------------------------
     Total Assets                                568,029                    2,823,500                3,061                      179
                                        ============================================================================================
     Total Liabilities                                 -                            -                    -                        -
                                        --------------------------------------------------------------------------------------------
Net Assets                               $     568,029.0              $   2,823,500.0          $   3,061.0         $          179.0
                                        ============================================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period         $       568,029              $     2,823,500          $     3,061         $            179
     Net Assets                          $       568,029              $     2,823,500          $     3,061         $            179
                                        ============================================================================================
Accumulation units outstanding                    65,128                      389,583                  301                       18
Unit Value (accumulation)                          $8.72                        $7.25               $10.16                    $9.88

Series funds, at cost                           $643,027                   $4,407,934               $3,069                     $180
Series funds shares owned                         65,693                      394,326                  372                       28

                                  The accompanying notes are an integral part of these financial statements

                                                       THRIVENT VARIABLE LIFE ACCOUNT
                                               Statements of Assets and Liabilities--continued

                                      ----------------------------------------------------------------------------------------------
                                        Aggressive                               Investors          Growth                Capital
                                          Growth            Growth                 Growth            Stock                Growth
As of December 31, 2002                 Subaccount        Subaccount             Subaccount        Subaccount           Subaccount
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                 $    670,014     $         252         $             -    $       3,721         $  2,843,781
                                      ----------------------------------------------------------------------------------------------
     Total Assets                           670,014               252                       -            3,721            2,843,781

     Total Liabiities                             -                 -                       -                -                    -
                                      ----------------------------------------------------------------------------------------------
Net Assets                              $   670,014     $         252         $             -    $       3,721         $  2,843,781
                                      ==============================================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period        $   670,014     $         252         $             -    $       3,721         $  2,843,781
                                      ----------------------------------------------------------------------------------------------
     Net Assets                         $   670,014     $         252         $             -    $       3,721         $  2,843,781
                                      ==============================================================================================

Accumulation units outstanding              121,606                26                       -              376              403,198
Unit Value (accumulation)                     $5.51             $9.73                       -            $9.89                $7.05

Series funds, at cost                      $879,481              $258                       -           $3,763           $3,476,326
Series funds shares owned                   121,794                24                       -              478              403,186

                                     ----------------------------------------------------------------------------------------------
                                       Large Company              Equity                                                High Yield
                                           Index                  Income        Balanced           High Yield              Bond
As of December 31, 2002                  Subaccount             Subaccount     Subaccount          Subaccount           Subaccount
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                 $ 14,035,058     $     413,730         $     5,088,275     $          3          $   710,291
     Total Assets                        14,035,058           413,730               5,088,275                3              710,291

     Total Liabilities                            -                 -                       -                -                    -
                                     -----------------------------------------------------------------------------------------------
Net Assets                             $ 14,035,058     $     413,730         $     5,088,275     $          3          $   710,291
                                     ===============================================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period       $ 14,035,058     $     413,730         $     5,088,275     $          3          $   710,291
                                     -----------------------------------------------------------------------------------------------
     Net Assets                        $ 14,035,058     $     413,730         $     5,088,275     $          3          $   710,291
                                     ===============================================================================================

Accumulation units outstanding            1,675,620            57,754                 481,461                -               77,668
Unit Value (accumulation)                     $8.38             $7.16                  $10.57           $10.56                $9.15

Series funds, at cost                   $20,373,121          $512,063              $6,135,471               $3              838,732
Series funds shares owned                   895,311            58,533                 399,027                1              122,240

                                     -------------------------------------------------------------------------
                                                                   Bond          Limited            Money
                                            Income                 Index       Maturity Bond        Market
As of December 31, 2002                   Subaccount             Subaccount     Subaccount        Subaccount
--------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                  $       185      $  1,383,159         $            29      $  652,574
                                     -------------------------------------------------------------------------
     Total Assets                               185         1,383,159                      29         652,574

     Total Liabilities                            -                 -                       -
                                    --------------------------------------------------------------------------
Net Assets                              $       185      $  1,383,159         $            29      $  652,574
                                    ==========================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period        $       185      $  1,383,159         $            29      $  652,574
                                    --------------------------------------------------------------------------
     Net Assets                         $       185      $  1,383,159         $            29      $  652,574
                                    ==========================================================================

Accumulation units outstanding                   18            99,538                       3         543,451
Unit Value (accumulation)                    $10.28            $13.90                  $10.11           $1.20

Series funds, at cost                           183         1,337,610                      29         652,574
Series funds shares owned                        19           129,772                       3         652,574

                                  The accompanying notes are an integral part of these financial statements

                                                  THRIVENT VARIABLE LIFE ACCOUNT I
                                                      Statements of Operations

                                    ------------------------------------------------------------------------------------------------
                                                   Technology              Small Cap         Opportunity         Small Cap
                                                      Stock                 Growth              Growth             Stock
For the year ended December 31, 2002               Subaccount             Subaccount /1/     Subaccount /1/      Subaccount
------------------------------------------------------------------------------------------------------------------------------------

Dividends                                      $            -           $             -     $             -     $           -
Mortality and expense risk charges                    (3,345)                         -                   -            (8,560)                                                                                                         -                  -
                                    ------------------------------------------------------------------------------------------------
    Net investment income(loss)                       (3,345)                         -                   -            (8,560)

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                (6,768)                         -                   -            (8,657)
Capital gain distributions                                 -                          -                   -             3,012
Change in unrealized appreciation
   (depreciation) of investments                    (212,934)                         -                  (1)         (277,679)
                                    ------------------------------------------------------------------------------------------------
    Net gain(loss) on investments                   (219,702)                         -                  (1)         (283,324)

                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations            $    (223,047)           $             -      $           (1)       $ (291,884)
                                    ===============================================================================================

                                    ------------------------------------------------------------------------------------------------
                                                    Small Cap              Mid Cap          Mid Cap             Mid Cap
                                                      Index             Select Growth        Growth              Stock
For the year ended December 31, 2002               Subaccount             Subaccount       Subaccount /1/      Subaccount
------------------------------------------------------------------------------------------------------------------------------------

Dividends                                      $          555          $              -      $            -       $    4,038
Mortality and expense risk charges                    (56,670)                        -                   -           (7,983)                                                                                                         -                  -
                                    ------------------------------------------------------------------------------------------------
    Net investment income(loss)                       (56,115)                        -                   -           (3,945)

Net realized and unrealized gain(loss)
    on investments
Net realized gain(loss) on investments                (11,688)                        -                   -           (6,242)
Capital gain distributions                             33,136                         -                   -                0
Change in unrealized appreciation
   (depreciation) of investments                   (1,241,102)                       (1)                 (2)        (195,456)
                                    ------------------------------------------------------------------------------------------------
    Net gain(loss) on investments                  (1,219,654)                       (1)                 (2)        (201,698)

                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations            $   (1,275,769)           $           (1)      $          (2)      $ (205,643)
                                    ===============================================================================================

                                    ------------------------------------------------------------------------------------------------
                                                     Mid Cap                                 World
                                                      Index             International        Growth              All Cap
For the year ended December 31, 2002               Subaccount             Subaccount       Subaccount /1/      Subaccount /1/
------------------------------------------------------------------------------------------------------------------------------------

Dividends                                      $        3,208         $         35,548      $            -       $           -
Mortality and expense risk charges                     (3,351)                 (20,458)                 (2)                  -                                                                                                         -                  -
                                    ------------------------------------------------------------------------------------------------
    Net investment income(loss)                          (143)                  15,090                  (2)                  -

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                   (862)                 (33,152)                (20)                  -
Capital gain distributions                              2,310                        -                   -                   -
Change in unrealized appreciation
   (depreciation) of investments                      (86,520)                (591,248)                 (8)                 (1)
                                    ------------------------------------------------------------------------------------------------
    Net gain(loss) on investments                     (85,072)                (624,400)                (28)                 (1)

                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations            $      (82,215)           $    (609,310)      $         (30)       $         (1)
                                    ===============================================================================================

/1/ Since inception, October 31, 2002

                                  The accompanying notes are an integral part of these financial statements

                                                    THRIVENT VARIABLE LIFE ACCOUNT I
                                                  Statements of Operations--continued

                                    ------------------------------------------------------------------------------------------------
                                                  Aggressive                     Investors        Growth          Capital
                                                    Growth          Growth         Growth          Stock           Growth
For the year ended December 31, 2002              Subaccount     Subaccount /1/  Subaccount /1/  Subaccount /1/   Subaccount
------------------------------------------------------------------------------------------------------------------------------------

Dividends                                     $           433    $            -  $           -   $        6    $      15,950
Mortality and expense risk charges                     (4,188)                -              -           (2)         (18,072)
                                    -----------------------------------------------------------------------------------------------
    Net investment income(loss)                        (3,755)                -              -            4           (2,122)

Net realized and unrealized
    gain(loss) on investments
Net realized gain(loss) on investments                 (5,832)                -              -          (43)         (16,515)
Capital gain distributions                                  -                 -              -            -                -
Change in unrealized appreciation
    (depreciation) of investments                    (193,922)               (6)             -          (42)        (611,888)
                                     -----------------------------------------------------------------------------------------------
    Net gain(loss) on investments                    (199,754)               (6)             -          (85)        (628,403)

                                     -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
    assets resulting from                      $     (203,509)   $           (6) $           -   $      (81)   $    (630,525)
    operations
                                     ===============================================================================================

                                   -------------------------------------------------------------------------------------------------
                                               Large Company      Equity                                       High Yield
                                                   Index          Income          Balanced      High Yield         Bond
For the year ended December 31, 2002            Subaccount      Subaccount       Subaccount    Subaccount /1/  Subaccount
------------------------------------------------------------------------------------------------------------------------------------

Dividends                                     $         1,584    $        4,840  $     255       $       -    $       56,083
Mortality and expense risk charges                   (108,092)           (2,616)   (33,354)              -            (4,641)
                                  --------------------------------------------------------------------------------------------------
    Net investment income(loss)                      (106,508)            2,224    (33,099)              -            51,442

Net realized and unrealized
    gain(loss) on investments
Net realized gain(loss) on investments               (459,625)           (5,950)   (62,960)              -            (9,733)
Capital gain distributions                             72,009                 -    115,541               -                 0
Change in unrealized appreciation
    (depreciation) of investments                  (3,369,507)          (98,980)  (528,293)              -           (40,074)
                                  --------------------------------------------------------------------------------------------------
    Net gain(loss) on investments                  (3,757,123)         (104,930)  (475,712)              -           (49,807)

                                  --------------------------------------------------------------------------------------------------
Net increase (decrease) in
    net assets resulting from                $     (3,863,631)  $      (102,706) $(508,811)     $        -    $        1,635
    operations
                                  ==================================================================================================

                                  ----------------------------------------------------------------------------
                                                                   Bond             Limited         Money
                                                 Income            Index         Maturity Bond      Market
For the year ended December 31, 2002          Subaccount /1/     Subaccount      Subaccount /1/   Subaccount
--------------------------------------------------------------------------------------------------------------
Dividends                                    $               -  $        49,093  $        -     $   14,364
Mortality and expense risk charges                           -           (6,964)          -         (8,328)
                                  ----------------------------------------------------------------------------
    Net investment income(loss)                              -           42,129           -          6,036

Net realized and unrealized
    gain(loss) on investments
Net realized gain(loss) on investments                       -            2,471           -              -
Capital gain distributions                                   -                -           -              -
Change in unrealized appreciation
    (depreciation) of investments                            2           36,775           -              -
                                  ----------------------------------------------------------------------------
    Net gain(loss) on investments                            2           39,246           -              -

                                  ----------------------------------------------------------------------------
Net increase (decrease) in net
    assets resulting from
    operations                               $               2  $        81,375  $        -     $    6,036
                                  ============================================================================

/1/ Since inception, October 31, 2002

                                  The accompanying notes are an integral part of these financial statements

                                                       THRIVENT VARIABLE LIFE ACCOUNT I
                                                      Statements of Changes in Net Assets

                                  --------------------------------------------------------------------------------------------------
                                                                                                   Small Cap       Opportunity
                                                           Technology Stock                         Growth           Growth
                                                              Subaccount                          Subaccount       Subaccount
For the years ended                                  12/31/02            12/31/01/2/            12/31/2002 /1/     12/31/2002 /1/
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                     $            (3,345)  $             -        $             -   $              -
Net realized gains/(losses) on investments                    (6,768)           (1,027)                     -                  -
Change in net unrealized
    appreciation/(depreciation) on
    investments                                             (212,934)              782                      -                 (1)
                                  --------------------------------------------------------------------------------------------------
   Net Change in Net Assets
     Resulting from Operations                              (223,047)             (245)                     -                 (1)

Unit Transactions
Transfer of net premiums                                     383,959           182,857                     21                 69
Transfer of death benefits                                      (735)           (1,537)                     -                  -
Transfers of surrenders and terminations                        (211)               (5)                     -                  -
Policy loan transfer                                          (1,015)             (943)                     -                  -
Cost of ins. And admin charges                              (111,491)          (36,057)                    (2)                (8)
Transfers between subaccounts                                145,042           218,199                      -                 15
Mortality and expense risk charges                            (1,003)                -                      -                  -
                                  --------------------------------------------------------------------------------------------------
   Net Change in Net Assets from
      Unit Transactions                                      415,549           361,511                     19                 76

Net Change in Net Assets                                     192,502           361,266                     19                 75
                                  --------------------------------------------------------------------------------------------------
Net Assets Beginning of Period                               361,266                 -                      -                  -

Net Assets End of Period                         $           553,768   $       361,266        $            19   $             75
                                  ==================================================================================================

                                  --------------------------------------------------------------------------------------------------
                                                                          Small Cap                           Small Cap
                                                                            Stock                               Index
                                                                         Subaccount                          Subaccount
For the years ended                                           12/31/02                 12/31/01/2/    12/31/02           12/31/01
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                           $      (5,548)            $           651  $   (22,979)     $      24,719
Net realized gains/(losses) on investments                    (8,657)                        838      (11,688)           463,502
Change in net unrealized appreciation/
    (depreciation) on investments                           (277,679)                     54,244   (1,241,102)          (141,262)
                                 ---------------------------------------------------------------------------------------------------
  Net Change in Net Assets Resulting
    from Operations                                         (291,884)                     55,733   (1,275,769)           346,959

Unit Transactions
Transfer of net premiums                                     932,748                     388,524    2,909,691          3,336,173
Transfer of death benefits                                    (6,088)                         (8)     (62,157)           (35,157)
Transfers of surrenders and terminations                      (1,968)                        (90)     (36,627)            (3,708)
Policy loan transfer                                          (3,507)                     (1,764)       6,865            (61,308)
Cost of ins. And admin charges                              (321,168)                    (73,977)  (1,447,558)        (1,400,950)
Transfers between subaccounts                                366,665                     346,920     (192,369)           257,660
Mortality and expense risk charges                                 -                      (1,664)           -            (46,076)
                                  --------------------------------------------------------------------------------------------------
   Net Change in Net Assets
       from Unit Transactions                                966,682                     657,941    1,177,845          2,046,634

Net Change in Net Assets                                     674,798                     713,674      (97,924)         2,393,593

Net Assets Beginning of Period                               713,674                           -    7,376,413          4,982,820

                                  --------------------------------------------------------------------------------------------------
Net Assets End of Period                               $   1,388,472             $       713,674  $ 7,278,489      $   7,376,413
                                  ==================================================================================================

                                  --------------------------------------------------------------------------------------------------
                                                                Mid Cap           Mid Cap                    Mid Cap
                                                             Select Growth         Growth                     Stock
                                                              Subaccount         Subaccount                 Subaccount
For the years ended                                            12/31/02         12/31/2002 /1/       12/31/02         12/31/01/2/
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                           $           -             $             -  $    (3,945)    $        1,396
Net realized gains/(losses) on investments                         -                           -       (6,242)            (1,490)
Change in net unrealized appreciation/
    (depreciation) on investments                                 (1)                         (2)    (195,456)           (22,581)
                                  --------------------------------------------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations             (1)                         (2)    (205,643)           (22,675)

Unit Transactions
Transfer of net premiums                                          64                         237      822,697            444,608
Transfer of death benefits                                         -                           -       (2,024)                 -
Transfers of surrenders and terminations                           -                           -         (636)                 -
Policy loan transfer                                               -                           -          497             (1,464)
Cost of ins. And admin charges                                    (4)                        (10)    (280,425)           (78,888)
Transfers between subaccounts                                      -                          14      281,560            343,172
Mortality and expense risk charges                                 -                           -            -             (1,862)
                                  --------------------------------------------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                60                         227      821,669            705,502

Net Change in Net Assets                                          59                         225      616,026            682,827

Net Assets Beginning of Period                                     -                           -      682,827                  -
                                  --------------------------------------------------------------------------------------------------
Net Assets End of Period                               $          59             $           225  $ 1,298,853     $      682,827
                                  ==================================================================================================

/1/ Since inception, October 31, 2002
/2/ Since inception, March 1, 2001

                                  The accompanying notes are an integral part of these financial statements

                                                             THRIVENT VARIABLE LIFE ACCOUNT I
                                                     Statements of Changes in Net Assets--continued

                                  --------------------------------------------------------------------------------------------------
                                                                   Mid Cap
                                                                    Index                         International
                                                                  Subaccount                       Subaccount
For the years ended                                        12/31/02        12/31/01/2/      12/31/02          12/31/01
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                           $       2,167   $         777     $       15,090     $        52,534
Net realized gains/(losses)
    on investments                                              (862)           (198)           (33,152)             (9,634)
Change in net unrealized appreciation/
    (depreciation) on investments                            (86,520)         11,523           (591,248)           (718,450)
                                 ---------------------------------------------------------------------------------------------------
   Net Change in Net Assets
       Resulting from Operations                             (85,215)         12,102           (609,310)           (675,550)

Unit Transactions
Transfer of net premiums                                     254,649         111,494          1,589,897           1,681,159
Transfer of death benefits                                    (1,699)         (2,815)           (22,120)            (11,807)
Transfers of surrenders and terminations                      (1,986)            (54)            (4,562)             (7,070)
Policy loan transfer                                          (3,409)              -            (16,163)             (2,804)
Cost of ins. And admin charges                               (85,529)        (20,816)          (635,701)           (586,321)
Transfers between subaccounts                                222,975         168,817            (34,579)              4,458
Mortality and expense risk charges                                 -            (485)                 -             (17,366)
                                 ---------------------------------------------------------------------------------------------------
   Net Change in Net Assets
       from Unit Transactions                                385,001         256,141            876,772           1,060,249

Net Change in Net Assets                                     299,786         268,243            267,462             384,699

Net Assets Beginning of Period                               268,243               -          2,556,038           2,171,339

                                 ---------------------------------------------------------------------------------------------------
Net Assets End of Period                               $     568,029   $     268,243    $     2,823,500     $     2,556,038
                                  ==================================================================================================

                                 ---------------------------------------------------------------------------------------------------
                                                            World                                      Aggressive
                                                            Growth          All Cap                      Growth
                                                          Subaccount      Subaccount                   Subaccount
For the years ended                                      12/31/2002 /1/    12/31/2002 /1/       12/31/02          12/31/01/2/
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                          $           (2)  $          -     $        (3,755)    $          384
Net realized gains/(losses) on investments                       (20)             -              (5,832)              (697)
Change in net unrealized appreciation/
    (depreciation) on investments                                 (8)            (1)           (193,922)           (15,545)
                                 ---------------------------------------------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations            (30)            (1)           (203,509)           (15,858)

Unit Transactions
Transfer of net premiums                                       2,796            186             460,305            244,300
Transfer of death benefits                                         -              -              (1,121)            (1,536)
Transfers of surrenders and terminations                           -              -                (428)                (5)
Policy loan transfer                                               -              -                (625)            (1,212)
Cost of ins. And admin charges                                   (20)            (6)           (156,466)           (48,616)
Transfers between subaccounts                                    315              -             166,132            229,699
Mortality and expense risk charges                                 -              -                   -             (1,046)
                                 ---------------------------------------------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions             3,091            180             467,797            421,584

Net Change in Net Assets                                       3,061            179             264,288            405,726

Net Assets Beginning of Period                                     -              -             405,726                  -
                                 ---------------------------------------------------------------------------------------------------
Net Assets End of Period                                  $    3,061   $        179     $       670,014     $      405,726
                                  ==================================================================================================

                                 -----------------------------------------------------------------------------
                                                                            Investors             Growth
                                                            Growth           Growth               Stock
                                                          Subaccount       Subaccount           Subaccount
For the years ended                                      12/31/2002 /1/    12/31/2002 /1/     12/31/2002 /1/
--------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                             $         -   $          -     $             4
Net realized gains/(losses) on investments                         -              -                 (43)
Change in net unrealized appreciation/
    (depreciation) on investments                                 (6)             -                 (42)
                                 -----------------------------------------------------------------------------
   Net Change in Net Assets Resulting
       from Operations                                            (6)             -                 (81)

Unit Transactions
Transfer of net premiums                                         261              -               3,618
Transfer of death benefits                                         -              -                   -
Transfers of surrenders and terminations                           -              -                   -
Policy loan transfer                                               -              -                   -
Cost of ins. And admin charges                                    (5)             -                 (33)
Transfers between subaccounts                                      2              -                 217
Mortality and expense risk charges                                 -              -                   -
                                 -----------------------------------------------------------------------------
   Net Change in Net Assets
       from Unit Transactions                                    258              -              3,802

Net Change in Net Assets                                         252              -              3,721

Net Assets Beginning of Period                                     -              -                  -
                                 -----------------------------------------------------------------------------
Net Assets End of Period                                 $       252    $         -     $        3,721
                                 =============================================================================

/1/ Since inception, October 31, 2002
/2/ Since inception, March 1, 2001

                                  The accompanying notes are an integral part of these financial statements

                                                        THRIVENT VARIABLE LIFE ACCOUNT I
                                               Statements of Changes in Net Assets--continued

                                 ---------------------------------------------------------------------------------------------------
                                                                      Capital                      Large Company
                                                                      Growth                           Index
                                                                     Subaccount                     Subaccount
For the years ended                                          12/31/02      12/31/01/2/       12/31/02          12/31/01
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                              $   (2,122)  $      4,162     $       (34,499)    $      147,503
Net realized gains/(losses) on investments                   (16,515)        (7,159)           (459,625)           623,300
Change in net unrealized appreciation/
    (depreciation) on investments                           (611,888)       (20,657)         (3,369,507)        (2,603,135)
                                 ---------------------------------------------------------------------------------------------------
   Net Change in Net Assets Resulting
       from Operations                                      (630,525)       (23,654)         (3,863,631)        (1,832,332)

Unit Transactions
Transfer of net premiums                                   2,040,082      1,084,916           6,077,016          7,144,390
Transfer of death benefits                                   (11,283)          (898)           (120,582)           (62,041)
Transfers of surrenders and terminations                      (2,993)          (114)            (46,682)           (59,971)
Policy loan transfer                                          (8,144)        (2,761)            (29,051)           (37,999)
Cost of ins. And admin charges                              (703,977)      (202,960)         (2,732,025)        (2,970,746)
Transfers between subaccounts                                441,751        868,881          (1,280,646)           294,843
Mortality and expense risk charges                                 -         (4,540)                  -           (108,619)
                                ----------------------------------------------------------------------------------------------------
   Net Change in Net Assets
       from Unit Transactions                              1,755,436      1,742,524           1,868,030          4,199,857

Net Change in Net Assets                                   1,124,911      1,718,870          (1,995,601)         2,367,525

Net Assets Beginning of Period                             1,718,870              -          16,030,659         13,663,134

                                 ---------------------------------------------------------------------------------------------------
Net Assets End of Period                                  $2,843,781   $  1,718,870     $    14,035,058     $   16,030,659
                                 ===================================================================================================

                                 ---------------------------------------------------------------------------------------------------
                                                                      Equity
                                                                      Income                             Balanced
                                                                    Subaccount                          Subaccount
For the years ended                                         12/31/02          12/31/01/2/       12/31/02          12/31/01
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                              $    2,224    $     1,493     $        82,442     $      137,468
Net realized gains/(losses) on investments                    (5,950)        (2,535)            (62,960)             3,639
Change in net unrealized appreciation/
    (depreciation) on investments                            (98,980)           647            (528,293)          (289,405)
                                 ---------------------------------------------------------------------------------------------------
   Net Change in Net Assets Resulting
       from Operations                                      (102,706)          (395)           (508,811)          (148,298)

Unit Transactions
Transfer of net premiums                                     208,524           116,096        1,467,070          1,728,955
Transfer of death benefits                                        (9)                -          (34,547)           (19,975)
Transfers of surrenders and terminations                        (629)              (62)         (32,625)           (32,218)
Policy loan transfer                                             (91)                -           13,675            (11,142)
Cost of ins. And admin charges                               (61,047)          (15,166)        (653,420)          (717,649)
Transfers between subaccounts                                132,243           137,560           12,181            112,746
Mortality and expense risk charges                                 -              (588)               -            (31,646)
                                 ---------------------------------------------------------------------------------------------------
   Net Change in Net Assets
       from Unit Transactions                                278,991           237,840          772,334          1,029,071

Net Change in Net Assets                                     176,285           237,445          263,523            880,773

Net Assets Beginning of Period                               237,445                 -        4,824,752          3,943,979

                                 ---------------------------------------------------------------------------------------------------
Net Assets End of Period                                  $  413,730    $      237,445  $     5,088,275     $    4,824,752
                                 ===================================================================================================

                                 ---------------------------------------------------------------------------------------------------
                                                                                      High Yield
                                                          High Yield                     Bond                       Income
                                                          Subaccount                   Subaccount                 Subaccount
For the years ended                                        12/31/02 /1/         12/31/02          12/31/01         12/31/02 /1/
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                              $        -    $       51,442  $        45,006     $            -
Net realized gains/(losses) on investments                         -            (9,733)         (16,592)                 -
Change in net unrealized appreciation/
    (depreciation) on investments                                  -           (40,074)         (23,063)                 2
                                 ---------------------------------------------------------------------------------------------------
   Net Change in Net Assets Resulting
       from Operations                                             -             1,635            5,351                  2

Unit Transactions
Transfer of net premiums                                           5           181,312          151,858                115
Transfer of death benefits                                         -            (2,085)            (991)                 -
Transfers of surrenders and terminations                           -            (1,321)          (5,290)                 -
Policy loan transfer                                               -            (2,218)            (356)                 -
Cost of ins. And admin charges                                    (2)          (87,374)         (73,892)                (2)
Transfers between subaccounts                                      -            82,165           47,164                 70
Mortality and expense risk charges                                 -                 -           (3,634)                 -
                                 ---------------------------------------------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                 3           170,479          114,859                183

Net Change in Net Assets                                           3           172,114          120,210                185

Net Assets Beginning of Period                                     -           538,177          417,967                  -

                                 ---------------------------------------------------------------------------------------------------
Net Assets End of Period                                  $        3    $      710,291  $       538,177     $          185
                                 ===================================================================================================

/1/ Since inception, October 31, 2002
/2/ Since inception, March 1, 2001

                                  The accompanying notes are an integral part of these financial statements

                                                        THRIVENT VARIABLE LIFE ACCOUNT I
                                                Statements of Changes in Net Assets--continued

                                 ---------------------------------------------------------------------------------------------------
                                                                                         Limited Maturity
                                                                  Bond Index                  Bond
                                                                  Subaccount               Subaccount
For the years ended                                       12/31/02         12/31/01       12/31/02 /1/
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                              $   42,129    $    24,716     $             -
Net realized gains/(losses) on investments                     2,471             95                   -
Change in net unrealized appreciation/
    (depreciation) on investments                             36,775          4,381                   -
                                ----------------------------------------------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations         81,375         29,192                   -

Unit Transactions
Transfer of net premiums                                     417,556        254,075                  29
Transfer of death benefits                                   (15,739)        (3,342)                  -
Transfers of surrenders and terminations                      (7,507)           (72)                  -
Policy loan transfer                                               -           (313)                  -
Cost of ins. And admin charges                              (159,939)       (68,978)                  -
Transfers between subaccounts                                477,498        147,538                   -
Mortality and expense risk charges                                 -         (3,019)                  -
                                ----------------------------------------------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions           711,869        325,889                  29

Net Change in Net Assets                                     793,244        355,081                  29

Net Assets Beginning of Period                               589,915        234,834                   -

                                ----------------------------------------------------------------------------------------------------
Net Assets End of Period                                  $1,383,159    $   589,915     $            29
                                ====================================================================================================

                                -----------------------------------------------------------------
                                                                Money Market
                                                                 Subaccount
For the years ended                                       12/31/02        12/31/01
-------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                              $    6,036    $    32,065
Net realized gains/(losses) on investments                         -              -
Change in net unrealized appreciation/
    (depreciation) on investments                                  -              -
                                -----------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations          6,036         32,065

Unit Transactions
Transfer of net premiums                                   1,528,260      4,734,482
Transfer of death benefits                                   (42,911)           (15)
Transfers of surrenders and terminations                         (41)           (88)
Policy loan transfer                                            (131)       (16,135)
Cost of ins. And admin charges                              (129,955)      (175,593)
Transfers between subaccounts                             (2,182,142)    (3,779,633)
Mortality and expense risk charges                                 -         (8,285)
                                -----------------------------------------------------------------
   Net Change in Net Assets
       from Unit Transactions                               (826,920)       754,733

Net Change in Net Assets                                    (820,884)       786,798

Net Assets Beginning of Period                             1,473,458        686,660

                                -----------------------------------------------------------------
Net Assets End of Period                                  $  652,574    $ 1,473,458
                                =================================================================

/1/ Since inception, October 31, 2002
/2/ Since inception, March 1, 2001

                                  The accompanying notes are an integral part of these financial statements

Thrivent Variable Life Account I
Notes to Financial Statements
As of December 31, 2002

(1) ORGANIZATION

The Thrivent Variable Life Account I ( the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial), formerly Aid Association for
Lutherans (AAL). The Variable Account has twenty-six subaccounts, each of which invests in a corresponding portfolio of either the
AAL Variable Product Series Fund, Inc. or the LB Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount                                    Series
Technology Stock                              AAL Variable Product Series Fund, Inc. - Technology Stock Portfolio
Small Cap Growth                              LB Series Fund, Inc. - Small Cap Growth Portfolio
Opportunity Growth                            LB Series Fund, Inc. - Opportunity Growth Portfolio
Small Cap Stock                               AAL Variable Product Series Fund, Inc. - Small Cap Stock Portfolio
Small Cap Index                               AAL Variable Product Series Fund, Inc. - Small Cap Index Portfolio
Mid Cap Select Growth                         LB Series Fund, Inc. - Mid Cap Growth Portfolio
Mid Cap Growth                                LB Series Fund, Inc. - Mid Cap Growth Portfolio
Mid Cap Stock                                 AAL Variable Product Series Fund, Inc. - Mid Cap Stock Portfolio
Mid Cap Index                                 AAL Variable Product Series Fund, Inc. - Mid Cap Index Portfolio
International                                 AAL Variable Product Series Fund, Inc. - International Portfolio
World Growth                                  LB Series Fund, Inc. - World Growth Portfolio
All Cap                                       LB Series Fund, Inc. - All Cap Portfolio
Aggressive Growth                             AAL Variable Product Series Fund, Inc. - Aggressive Growth Portfolio
Growth                                        LB Series Fund, Inc. - Growth Portfolio
Investors Growth                              LB Series Fund, Inc. - Investors Growth Portfolio
Growth Stock                                  LB Series Fund, Inc. - Growth Stock Portfolio
Capital Growth                                AAL Variable Product Series Fund, Inc. - Capital Growth Portfolio
Large Company Index                           AAL Variable Product Series Fund, Inc. - Large Company Index Portfolio
Equity Income                                 AAL Variable Product Series Fund, Inc. - Equity Income Portfolio
Balanced                                      AAL Variable Product Series Fund, Inc. - Balanced Portfolio
High Yield                                    LB Series Fund, Inc. - High Yield Portfolio
High Yield Bond                               AAL Variable Product Series Fund, Inc. - High Yield Bond Portfolio
Income                                        LB Series Fund, Inc. - Income Portfolio
Bond Index                                    AAL Variable Product Series Fund, Inc. - Bond Index Portfolio
Limited Maturity Bond                         LB Series Fund, Inc. - Limited Maturity Bond Portfolio
Money Market                                  AAL Variable Product Series Fund, Inc. - Money Market Portfolio

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment company.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial.
Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial.  The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts.  Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent
Financial as allowed by applicable law.  Accordingly,  the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the
Fund. The cost of shares sold and redeemed is determined on the average cost method.  Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, no provision has been charged against the Variable Account.  Thrivent Financial reserves the right to charge for taxes in the future.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

(3) EXPENSE CHARGES

The Variable Account pays Thrivent Financial certain amounts relating to the distribution and administration of the contracts funded by the Variable Account and as reimbursement for certain mortality and other risks assumed by Thrivent Financial.  The following summarizes those amounts.

Mortality and expense risks assumed by Thrivent Financial are compensated for by a charge equivalent to an annual rate of approximately 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter.  A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively.  A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for Thrivent Financials fraternal activities.  The contract owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge.  In addition, a surrender charge is imposed in the event the contract is surrendered or the specified amount is reduced.  The initial surrender charge is based on an amount per thousand of specified coverage for which the contract is issued.  The amount per thousand varies by risk class, sex, and issue age.  The cash value is reduced by the surrender charge.  The charge decreases over the first 10 contract years to zero in the 11th contract year.

Additionally, during the year ended December 31, 2002, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.  The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                              % of Average                                                    % of Average
Subaccount                     Net Assets                          Subaccount                  Net Assets
-------------------------------------------                        ----------------------------------------
Technology Stock                      0.75%                        Growth                             0.40%
Small Cap Growth                      1.00%                        Investors Growth                   0.80%
Opportunity Growth                    0.40%                        Growth Stock                       0.80%
Small Cap Stock                       0.70%                        Capital Growth                     0.31%
Small Cap Index                       0.35%                        Large Company Index                0.32%
Mid Cap Select Growth                 0.90%                        Equity Income                      0.45%
Mid Cap Growth                        0.70%                        Balanced                           0.32%
Mid Cap Stock                         0.35%                        High Yield                         0.40%
Mid Cap Index                         0.35%                        High Yield Bond                    0.40%
International                         0.80%                        Income                             0.40%
World Growth                          0.85%                        Bond Index                         0.35%
All Cap                               0.95%                        Limited Maturity Bond              4.00%
Aggressive Growth                     0.80%                        Money Market                       0.35%

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                                     -----------------------------------------------------------------------------------------------
                                          Technology        Small Cap       Opportunity       Small Cap        Small Cap
                                            Stock            Growth            Growth           Stock            Index
                                     -----------------------------------------------------------------------------------------------
Units outstanding at December 31,
2000                                               -                -                 -               -          440,200
  Units issued                                48,824                -                 -          73,112          333,002
  Units redeemed                              (5,098)               -                 -          (7,810)        (150,017)
                                     -----------------------------------------------------------------------------------------------

Units outstanding at December 31,
2001                                          43,726                -                 -          65,302          623,185
  Units issued                                93,461                2                 9         132,976          264,737
  Units redeemed                             (22,132)               -                (1)        (38,672)        (165,388)
                                     -----------------------------------------------------------------------------------------------
Units outstanding at December 31,
2002                                         115,055                2                 8         159,606          722,534
                                     ===============================================================================================

                                     -----------------------------------------------------------------------------------------------
                                         Mid Cap            Mid Cap          Mid Cap           Mid Cap
                                      Select Growth         Growth            Stock             Index         International
                                     -----------------------------------------------------------------------------------------------
Units outstanding at December 31,
2000                                               -                -                -                -          180,637
  Units issued                                     -                -           84,994           29,178          173,294
  Units redeemed                                   -                -           (9,260)          (2,931)         (68,445)
                                     -----------------------------------------------------------------------------------------------

Units outstanding at December 31,
2001                                               -                -           75,734           26,247          285,486
  Units issued                                     6               25          132,568           49,569          200,957
  Units redeemed                                   -               (1)         (37,923)         (10,688)         (96,860)
                                     -----------------------------------------------------------------------------------------------

Units outstanding at December 31,
2002                                               6               24          170,379           65,128          389,583
                                     ===============================================================================================

                                     -----------------------------------------------------------------------------------------------
                                          World                           Aggressive                          Investors
                                         Growth           All Cap           Growth          Growth              Growth
                                     -----------------------------------------------------------------------------------------------
Units outstanding at December 31,
2000                                               -                -                 -               -                -
  Units issued                                     -                -            57,641               -                -
  Units redeemed                                   -                -            (6,793)              -                -
                                     -----------------------------------------------------------------------------------------------

Units outstanding at December 31,
2001                                               -                -            50,848               -                -
  Units issued                                   303               19            98,440              26                -
  Units redeemed                                  (2)              (1)          (27,682)              -                -
                                     -----------------------------------------------------------------------------------------------

Units outstanding at December 31,
2002                            301               18          121,606                26               -
                                     ===============================================================================================

                                     -----------------------------------------------------------------------------------------------
                                         Growth           Capital        Large Company      Equity
                                          Stock           Growth            Index           Income            Balanced
                                     -----------------------------------------------------------------------------------------------
Units outstanding at December 31,
2000                                               -                -         1,114,323               -          326,779
  Units issued                                     -          213,267           696,329          26,935          169,173
  Units redeemed                                   -          (23,906)         (322,041)         (1,712)         (81,681)
                                     -----------------------------------------------------------------------------------------------

Units outstanding at December 31,
2001                                               -          189,361         1,488,611          25,223          414,271
  Units issued                                   380          317,839           657,069          40,762          150,607
  Units redeemed                                  (4)        (104,002)         (470,060)         (8,231)         (83,417)
                                     -----------------------------------------------------------------------------------------------
Units outstanding at December 31,
2002                                             376          403,198         1,675,620          57,754          481,461
                                     ===============================================================================================

                                     -----------------------------------------------------------------------------------------------
                                                      High Yield                       Bond          Limited           Money
                                       High Yield        Bond           Income         Index      Maturity Bond        Market
                                     -----------------------------------------------------------------------------------------------

Units outstanding at December 31,
2000                                            -           46,544            -       20,099                 -          596,415
  Units issued                                  -           22,302            -       33,095                 -        4,009,752
  Units redeemed                                -           (9,761)           -       (6,633)                -       (3,373,080)
                                     -----------------------------------------------------------------------------------------------

Units outstanding at December 31,
2001                                            -           59,085            -       46,561                 -        1,233,087
  Units issued                                  -           31,350           18       70,637                 -        1,265,470
  Units redeemed                                -          (12,767)           -      (17,660)                -       (1,955,106)
                                     -----------------------------------------------------------------------------------------------

Units outstanding at December 31,
2002                                            -           77,668           18       99,538                 3          543,451
                                     ===============================================================================================

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2002 were as follows:

Subaccount                                          Purchases                          Sales
Technology Stock Portfolio                        $   430,835                      $   18,631
Small Cap Growth Portfolio                                 20                               1
Opportunity Portfolio                                      76                               -
Small Cap Stock Portfolio                           1,032,619                          71,485
Small Cap Index Portfolio                           1,684,098                         529,232
Mid Cap Select Growth Portfolio                            60                               -
Mid Cap Growth Portfolio                                  241                               -
Mid Cap Stock Portfolio                               860,480                          42,756
Mid Cap Index Portfolio                               415,141                          27,973
International Portfolio                               979,449                          87,587
World Growth Portfolio                                  5,731                           2,642
All Cap Portfolio                                         180                               -
Aggressive Growth Portfolio                           483,133                          19,091
Growth Portfolio                                          258                               -
Investors Growth Portfolio                                  -                               -
Growth Stock Portfolio                                  6,429                           2,623
Capital Growth Portfolio                            1,857,673                         104,359
Large Company Index Portfolio                       4,168,234                       2,334,703
Equity Income Portfolio                               310,046                          28,831
Balanced Portfolio                                  1,087,703                         232,927
High Yield Portfolio                                        3                               -
High Yield Bond Portfolio                             250,843                          28,922
Income Portfolio                                          183                               -
Bond Index Portfolio                                  849,673                          95,675
Limited Maturity Bond Portfolio                            29                               -
Money Market Portfolio                              2,588,086                       3,408,970

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the two years in the period ended December 31, 2002, follows:

Subaccount                          2002              2001               Subaccount                     2002             2001
-------------------------------------------------------------------------------------------------------------------------------
Technology Stock                                                         Mid Cap Stock
Units                                 115,055           43,725           Units                             170,379       75,734
Unit value                              $4.81            $8.25           Unit value                          $7.62        $9.02
Net assets                           $553,768         $361,266           Net assets                     $1,298,853     $682,827
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (c,d)                          0.75%           0.75%             assets (c,d)                       0.75%        0.75%
Investment income ratio (b)              0.00%              0%           Investment income ratio (b)          0.39%        0.47%
Total Return (b)                       (42.14)%        (17.51)%          Total Return (b)                   (16.09)%      (9.79)%

Small Cap Growth                                                         Mid Cap Index
Units                                       2                            Units                              65,126       26,247
Unit value                             $10.34                            Unit value                          $8.72       $10.22
Net assets                                $19                            Net assets                       $568,029     $268,243
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (c,d)                          0.75%                             assets (c,d)                       0.75%        0.75%
Investment income ratio (a)              0.00%                           Investment income ratio (b)          0.73%        1.02%
Total Return (a)                         3.22%                           Total Return (b)                   (15.29)%       2.19%

Opportunity Growth                                                       International
Units                                       8                            Units                             389,583      285,487
Unit value                              $9.93                            Unit value                          $7.25        $8.96
Net assets                                $75                            Net assets                     $2,823,500   $2,556,038
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (c,d)                          0.75%                             assets (d)                         0.75%        0.75%
Investment income ratio (a)              0.00%                           Investment income ratio              1.30%        2.25%
Total Return (a)                        (0.79)%                           Total Return                       (19.65)%      (25.49)%

Small Cap Stock                                                          World Growth
Units                                 159,606            65,302          Units                                 301
Unit value                              $8.70            $10.94          Unit value                         $10.16
Net assets                         $1,388,472          $713,674          Net assets                       3,061.00
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (c,d)                          0.75%             0.75%            assets (c,d)                      0.75%
Investment income ratio (b)              0.00%             0.25%         Investment income ratio (a)          0.00%
Total Return (b)                       (21.01)%            9.35$         Total Return (a)                     1.46%

Small Cap Index                                                          All Cap
Units                                 722,534           623,185          Units                                  18
Unit value                             $10.07            $12.04          Unit value                          $9.88
Net assets                           $722,534        $7,376,413          Net assets                           $179
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (d)                            0.75%             0.75%           assets (c,d)                       0.75%
Investment income ratio                  0.01%             0.40%         Investment income ratio (a)          0.00%
Total Return                           (15.51)%            6.38%         Total Return (a)                    (1.30)%

Mid Cap Select Growth                                                    Aggressive Growth
Units                                       6                            Units                             121,606        50,848
Unit value                              $9.92                            Unit value                          $5.51         $7.96
Net assets                                $59                            Net assets                       $670,014      $405,726
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (c,d)                          0.75%                             assets (c,d)                       0.75%         0.75%
Investment income ratio (a)              0.00%                           Investment income ratio (b)          0.08%         0.23%
Total Return (a)                        (0.87)%                           Total Return (b)                  (31.39)%      (20.42%

Mid Cap Growth                                                           Growth
Units                                      24                            Units                                  26
Unit value                              $9.98                            Unit value                          $9.73
Net assets                               $239                            Net assets                           $252
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (c,d)                          0.75%                             assets (c,d  )                     0.75%
Investment income ratio (a)              0.00%                           Investment income ratio (a)          0.00%
Total Return (a)                        (0.31)%                          Total Return (a)                    (2.81)%

Investors Growth                                                         High Yield
Units                                       -                            Units                               1,246
Unit value                              $0.00                            Unit value                          $0.00
Net assets                                 $0                            Net assets                             $3
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (c,d)                          0.75%                             assets (c,d)                       0.75%
Investment income ratio (a)              0.00%                           Investment income ratio (a)          0.00%
Total Return (a)                        (3.70%                           Total Return (a)                     5.64%

Growth Stock                                                             High Yield Bond
Units                                     376                               Units                           77,668        59,085
Unit value                              $9.89                            Unit value                          $9.15         $9.11
Net assets                             $3,721                            Net assets                       $710,291      $538,177
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (c,d)                          0.75%                             assets (d)                         0.75%         0.75%
Investment income ratio (a)              0.80%                           Investment income ratio              9.07%         9.13%
Total Return (a)                        (1.24%                           Total Return                        (0.35)%        1.41%

Capital Growth                                                           Income
Units                                 403,198           189,361          Units                                  18
Unit value                              $7.05             $9.14          Unit value                         $10.28
Net assets                         $2,843,781        $1,718,870          Net assets                           $185
Ratio of expenses to net                                                 Ratio of expenses to net
assets (c,d)                             0.75%             0.75%           assets (c,d)                       0.75%
Investment income ratio (b)              0.67%             0.57%         Investment income ratio (a)          0.00%
Total Return (b)                       (23.07)%            (8.60)%       Total Return (a)                    (2.65)%

Large Company Index                                                      Bond Index
Units                               1,675,620         1,448,611          Units                              99,538%       46,560
Unit value                              $8.38            $10.77          Unit value                         $13.90%       $12.67
Net assets                        $14,035,058       $16,030,659          Net assets                     $1,383,159%     $589,915
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (d)                            0.75%           0.75%             assets (d)                         0.75%         0.75%
Investment income ratio                  0.01%           1.00%           Investment income ratio              0.00%         6.11%
Total Return                           (22.79)%        (12.15)%          Total Return                         8.86%         8.47%

Equity Income                                                            Limited Maturity Bond
Units                                  57,754            25,223          Units                                   3
Unit value                              $7.16             $9.38          Unit value                         $10.11
Net assets                           $413,730          $237,445          Net assets                            $29
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (c,d)                          0.75%             0.75%           assets (c,d)                       0.75%
Investment income ratio (b)              1.42%             1.56%         Investment income ratio (a)          0.00%
Total Return (b)                       (24.33)%            (6.25)%        Total Return (a)                     1.05%

Balanced                                                                 Money Market
Units                                 481,461           414,271          Units                              543,451    1,233,087
Unit value                             $10.57            $11.65          Unit value                           $1.20        $1.19
Net assets                         $5,088,275        $4,824,752          Net assets                        $652,574   $1,473,458
Ratio of expenses to net                                                 Ratio of expenses to net
   assets (d)                            0.75%             0.75%           assets (d)                          0.75%        0.75%
Investment income ratio                  0.01%             3.08%         Investment income ratio               0.00%        3.29%
Total Return                            (9.93)%           (3.49)%        Total Return                          0.66%        3.80%

(a) Commenced operations on October 31, 2002
(b) Commenced operations on March 1, 2001
(c) Annualized
(d) For the year ending December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contract holder accounts through the purchase or redemption of units.

FINANCIAL STATEMENTS OF THRIVENT FINANCIAL, AAL AND LB

Set forth on the following pages are the audited financial statements of Thrivent Financial, AAL and LB.

                                                   Thrivent Financial for Lutherans

                                                  Consolidated Financial Statements

                                                Years Ended December 31, 2002 and 2001

ERNST & YOUNG (logo)                                                               Ernst & Young, LLP
                                                                                   220 South Sixth Street, Ste. 1400
                                                                                   Minneapolis, MN  55402-4509
                                                                                   Phone:  (612) 343-1000
                                                                                   www.ey.com

                                                   Report of Independent Auditors

The Board of Directors
Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) (formed as a result of the merger of Lutheran Brotherhood (LB) with and into Aid Association for Lutherans (AAL)) as of December 31, 2002 and
2001, and the related consolidated statements of operations, changes in members' equity and cash flows for the years then ended.
These financial statements are the responsibility of Thrivent Financial's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the 2001 financial statements of LB which statements reflect total assets constituting 49% for 2001 of the related consolidated financial statement totals, which reflect total revenues constituting 44% of the related consolidated financial statement totals for the year then ended, and which reflect net income
(loss) constituting approximately (3)% of the related consolidated financial statement totals for the year then ended.  Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for LB, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2002 and 2001, and the
consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

January 29, 2003

/s/ Ernst & Young, LLP
-----------------------------------
Ernst & Young, LLP

                                                   Thrivent Financial for Lutherans

                                                      Consolidated Balance Sheets

                                                                                                 December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                                (in Millions)

Assets
  Investments:
      Securities available for sale, at fair value
          Fixed maturities                                                                   $  26,793            $  21,101
          Equity securities                                                                      1,379                1,584
      Fixed maturities held to maturity, at amortized cost                                                            1,757
                                                                                                     -
      Mortgage loans                                                                             5,812                5,698
      Real estate                                                                                  119                  121
      Contract loans                                                                             1,272                1,276
      Short-term investments                                                                       667                  325
      Other investments                                                                            326                  414
                                                                                   -------------------- --------------------
      Total investments                                                                         36,368               32,276

  Cash and cash equivalents                                                                      1,753                1,303
  Accrued investment income                                                                        363                  346
  Deferred acquisition costs                                                                     1,723                1,934
  Other assets                                                                                     331                  261
  Separate account assets                                                                        7,354                9,777
                                                                                   -------------------- --------------------
Total Assets                                                                                 $  47,892            $  45,897
                                                                                   ==================== ====================

Liabilities and Members' Equity
  Contract liabilities and accruals:
      Future contract benefits                                                               $  10,836            $  10,047
      Unpaid claims and claim expenses                                                             186                  167
                                                                                   -------------------- --------------------
      Total contract liabilities and accruals                                                   11,022               10,214

  Contractholder funds                                                                          21,090               19,339
  Amounts due to brokers                                                                         2,169                  662
  Other liabilities                                                                                639                  609
  Liabilities related to separate accounts                                                       7,317                9,726
                                                                                   -------------------- --------------------
Total Liabilities                                                                               42,237               40,550

Members' Equity
  Retained earnings                                                                              4,850                5,142
  Accumulated other comprehensive income                                                           805                  205
                                                                                   -------------------- --------------------
Total Members' Equity                                                                            5,655                5,347
                                                                                   -------------------- --------------------
Total Liabilities and Members' Equity                                                        $  47,892            $  45,897
                                                                                   ==================== ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                                Consolidated Statements of Operations

                                                                                            Years ended December 31
                                                                                          2002                  2001
                                                                                   --------------------  --------------------
                                                                                                 (in Millions)
Revenue
      Insurance premiums                                                                     $   1,311             $   1,266
      Contract charges                                                                             529                   544
      Net investment income                                                                      2,180                 2,171
      Net realized investment gains (losses)                                                     (324)                    16
      Mutual fund and other revenue                                                                175                   188
                                                                                   --------------------  --------------------
Total revenue                                                                                    3,871                 4,185

Benefits and expenses
      Contract claims and other benefits                                                           929                   858
      Increase in contract reserves                                                                780                   773
      Interest credited                                                                          1,094                 1,128
      Surplus refunds                                                                              323                   344
                                                                                   --------------------  --------------------
      Total benefits                                                                             3,126                 3,103

      Underwriting, acquisition and insurance expenses                                             648                   578
      Amortization of deferred acquisition costs                                                   194                   168
      Fraternal benefits and expenses                                                              195                   201
                                                                                   --------------------  --------------------
      Total expenses                                                                             1,037                   947
                                                                                   --------------------  --------------------
Total benefits and expenses                                                                      4,163                 4,050
                                                                                   --------------------  --------------------

Net income (loss)                                                                            $   (292)              $    135
                                                                                   ====================  ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                        Consolidated Statements of Changes in Members' Equity

                                                                                     Accumulated
                                                                                        other                    Total
                                                             Retained               comprehensive              members'
                                                             earnings                  income                   equity
                                                       ---------------------  --------------------------  --------------------

                                                                                   (in millions)

Balance at January 1, 2001                                        $   5,007                   $      69             $   5,076

Comprehensive income
  Net income                                                            135                           -                   135
  Change in unrealized gains/losses
    on securities available for sale                                      -                         136                   136
                                                                                                          --------------------
Total comprehensive income                                                                                                271
                                                       ---------------------  --------------------------  --------------------
Balance at December 31, 2001                                          5,142                         205                 5,347

Comprehensive income
  Net loss                                                            (292)                           -                 (292)
  Change in unrealized gains/losses
    on securities available for sale                                      -                         615                   615
  Minimum pension liability adjustment                                    -                                              (15)
                                                                                                   (15)
                                                                                                          --------------------
Total comprehensive income                                                                                                308
                                                       ---------------------  --------------------------  --------------------
Balance at December 31, 2002                                      $   4,850                  $      805             $   5,655
                                                       =====================  ==========================  ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                                Consolidated Statements of Cash Flows

                                                                                           Years Ended December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                   -----------------------------------------
                                                                                                (in Millions)

Operating Activities:
      Net Income (loss)                                                                      $   (292)             $    135
      Adjustments to reconcile net income to net cash
        provided by operating activities:
          Increase in contract liabilities and accruals                                            809                  717
          Increase in contractholder funds                                                         443                  965
          Increase in deferred acquisition costs                                                  (25)                 (64)
          Realized losses (gains) on investments                                                   324                 (16)
          Provisions for amortization                                                               47                   39
          Changes in other assets and liabilities                                                 (13)                   69
                                                                                   -------------------- --------------------
      Net cash provided by operating activities                                                  1,293                1,845

Investing Activities:
      Securities available for sale:
          Purchases - fixed maturities                                                        (27,300)             (21,159)
          Sales, maturities and calls - fixed maturities                                        25,039               20,139
          Purchases - equities                                                                 (1,130)              (1,274)
          Sales - equities                                                                         957                1,029
      Securities held to maturity:
          Purchases - fixed maturities                                                                                (185)
                                                                                                     -
          Maturities and calls - fixed maturities                                                                       382
                                                                                                     -
      Mortgage loans funded                                                                      (724)                (926)
      Mortgage loans repaid                                                                        620                  564
      Contract loans, net                                                                                              (27)
                                                                                                     4
      Other                                                                                        381                (105)
                                                                                   -------------------- --------------------
      Net cash used in investing activities                                                    (2,153)              (1,562)

Financing Activities:
      Universal life and investment contract receipts                                            2,196                1,437
      Universal life and investment contract withdrawals                                         (886)              (1,366)
                                                                                   -------------------- --------------------
      Net cash provided by financing activities                                                  1,310                   71
                                                                                   -------------------- --------------------
Net increase in cash and cash equivalents                                                          450                  354
Cash and cash equivalents, beginning of year                                                     1,303                  949
                                                                                   -------------------- --------------------
Cash and cash equivalents, end of year                                                       $   1,753            $   1,303
                                                                                   ==================== ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                              Notes to Consolidated Financial Statements

                                                          December 31, 2002

Note 1.  Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Lutheran Brotherhood (LB) completed a merger with and into Aid Association for Lutherans (AAL).  The merged organization began operating by its new name, Thrivent Financial for Lutherans (Thrivent Financial), midyear after the new name was approved by its members and appropriate regulators.  Until that time, the legal name of the organization was AAL, although it did business by the trade name Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB).  Thrivent Financial, a fraternal benefit society, provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states.  Thrivent Financial members are served by financial associates across the country and are offered ancillary financial services through various Thrivent Financial subsidiaries and affiliates.

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").  The merger has been accounted for as a pooling of interests transaction, and as such the 2001 financial statements give retroactive effect to the merger of LB with and into AAL and include AAL's and LB's financial information as if LB had always been part of AAL.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiary, Thrivent Financial
Holdings, Inc., which is the parent company of a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, and a property and casualty insurance agency.  All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments
Fixed maturity securities that Thrivent Financial has both the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost.  All other fixed maturity securities and marketable equity securities are classified as available-for-sale and carried at fair value.  Unrealized gains and losses on securities classified as available-for-sale are carried, net of deferred acquisition costs, as a component of accumulated other comprehensive income.  When there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings as a realized investment loss.

On January 1, 2001, Thrivent Financial adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative
Instruments and Hedging Activities".  Statement No. 133 requires Thrivent Financial to recognize all derivative instruments on the balance sheet at fair value.  Because of Thrivent Financial's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or retained earnings of Thrivent Financial.  However, as allowed by Statement No. 133, as of January 1, 2001, Thrivent Financial transferred $871 million of its 'held to maturity' securities to the available for sale category.  In conjunction with the business combination, Thrivent Financial transferred its remaining held to maturity securities with book value of $1.8 billion to the available for sale category on January 1, 2002. The effect of these transfers on accumulated other comprehensive income is described in Note 2.

The cost of fixed maturity investments is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method.  Such amortization or accretion is included in net investment income.

Realized investment gains and losses on the sale of investments are recognized in the Consolidated Statements of Operations using the specific identification method.

Mortgage loans generally are stated at their unpaid principal balances adjusted for premium and discount amortization and an allowance for uncollectible balances.  Interest income is accrued on the unpaid principal balance.  Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation.  Depreciation is computed using the straight-line method over the estimated useful life of the property.  Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Contract loans are generally valued at the aggregate unpaid balances.  Other investments, consisting primarily of real estate joint ventures, are valued on the equity basis.

Securities loaned under Thrivent Financial's securities lending agreement are stated in the  Consolidated Balance Sheets at amortized cost or fair market value, consistent with Thrivent Financial's classifications of such securities as held to maturity or available for sale.  Thrivent Financial measures the fair value of securities loaned against the collateral received on a daily basis.  Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits.  Such costs include commissions, selling, selection and contract issue expenses.  For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.  Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Contract Liabilities and Accruals
Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.  Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions.  For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health contracts.
These reserves are based on past experience and applicable morbidity tables.  Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Contractholder Funds
Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk.  Fees charged on separate account contractholder deposits are included in contract charges.  Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets.  Operating results of the separate accounts are not included in the Consolidated Statements of Operations.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period.  Expenses include interest credited to contract account balances and benefits incurred in excess of contract
account balances.  Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Surplus Refunds
Surplus refunds are recognized over the contract year and are reflected in the Consolidated Statements of Operations.  The majority of life insurance contracts, except for universal life and term contracts, begin to receive surplus refunds at the end of the second contract year.  Surplus refunds are not currently being paid on most interest-sensitive and health insurance contracts.  Surplus refund
scales are approved annually by Thrivent Financial's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial's fraternal character.  This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants.  Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consist primarily of concessions and investment advisory fees.

Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, no provision for income taxes has been made.  Thrivent Financial's subsidiary, Thrivent Financial Holdings, Inc. and its subsidiaries file a consolidated federal income tax return.  Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The provision for income taxes recorded in the Consolidated Statements of Operations consisted of federal and state income tax expense (benefit) of ($8) million and $3 million for the years ended December 31, 2002 and 2001, respectively.  At December 31, 2002 and 2001, Thrivent Financial Holdings, Inc. had recorded a net deferred federal income tax liability of $37 million and $41 million, respectively.  The deferred tax liability arises from the temporary differences related primarily to reserves held for future benefits, unrealized investment gains on securities available for sale and deferred acquisitions costs as computed for financial statement and tax return purposes.

Reclassifications
Certain prior year balances have been reclassified to conform to the current year presentation.

                                                   Thrivent Financial for Lutherans

                                        Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments

Thrivent Financial's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                       Gross              Gross          Estimated
                                                  Amortized          Unrealized         Unrealized          Fair
                                                    Cost               Gains             Losses            Value
                                              ------------------ ------------------- ---------------- -----------------
                                                                           (In Millions)
Available for sale securities at
  December 31, 2002:
    Fixed maturity securities:
     Loan-backed obligations of U.S.
       Government corporations
       and agencies                                     $ 5,680              $  145           $    -           $ 5,825
     U.S. Treasury securities and non-
       loan-backed obligations of U.S.
       Government corporations and
       agencies                                             948                  59                              1,007
                                                                                                   -
     Corporate and other bonds                           14,635               1,093            (188)            15,540
     Mortgage & asset-backed securities                   4,220                 215                              4,421
                                                                                                (14)
                                              ------------------ ------------------- ---------------- -----------------
     Total fixed maturity securities                     25,483               1,512            (202)            26,793
    Equity securities                                     1,567                  68            (256)             1,379
                                              ------------------ ------------------- ---------------- -----------------
Total                                                  $ 27,050             $ 1,580         $  (458)          $ 28,172
                                              ================== =================== ================ =================

                                                                            Gross                Gross            Estimated
                                                     Amortized            Unrealized           Unrealized           Fair
                                                       Cost                 Gains               Losses              Value
                                                 ------------------  --------------------  ------------------ ------------------
                                                                                 (In Millions)
Available for sale securities at
  December 31, 2001:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                                     $   5,334               $    57           $    (19)          $   5,372
      U.S. Treasury securities and non-
        loan-backed obligations of U.S.
        Government corporations and
        agencies                                                                      28
                                                               670                                       (2)                696
      Corporate and other bonds                             11,888                   318                                 12,002
                                                                                                       (204)
      Mortgage & asset-backed securities                                              84
                                                             2,965                                      (18)              3,031
                                                 ------------------  --------------------  ------------------ ------------------
      Total fixed maturity securities                       20,857                   487                                 21,101
                                                                                                       (243)
    Equity securities                                                                242
                                                             1,554                                     (212)              1,584
                                                 ------------------  --------------------  ------------------ ------------------
Total                                                    $  22,411              $    729            $  (455)          $  22,685
                                                 ==================  ====================  ================== ==================

Held to maturity securities at
  December 31, 2001:
    Fixed maturity securities:
      U.S. Treasury securities and
        non-loan-backed obligations
        of U.S. Government
        corporations and agencies                          $    16               $     1             $     -            $    17
      Corporate bonds                                                                 52
                                                             1,741                                       (8)              1,785
                                                 ------------------  --------------------  ------------------ ------------------
Total                                                    $   1,757               $    53            $    (8)          $   1,802
                                                 ==================  ====================  ================== ==================

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2002, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                  Available for Sale
                                                                                           ----------------------------------
                                                                                             Amortized            Fair
                                                                                                Cost             Value
                                                                                           ---------------  -----------------
                                                                                                   (in millions)

Due in one year or less                                                                            $  700             $  705
Due after one year through five years                                                               6,494              6,844
Due after five years through ten years                                                              5,921              6,322
Due after ten years                                                                                 2,468              2,676
                                                                                           ---------------  -----------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                                                               15,583             16,547
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                                                                          5,680              5,825
Mortgage and asset-backed securities                                                                4,220              4,421
                                                                                           ---------------  -----------------
Total fixed maturity securities                                                                   $25,483           $ 26,793
                                                                                           ===============  =================

Major categories of Thrivent Financial's investment income are summarized as follows :

                                                                                                 Years Ended December 31
                                                                                                2002               2001
                                                                                           ---------------  -------------------
                                                                                                      (in Millions)

Fixed maturity securities                                                                         $ 1,503              $ 1,487
Equity securities                                                                                      29                   29
Mortgage loans                                                                                        445                  446
Investment real estate                                                                                 32                   32
Contract loans                                                                                         87                   86
Other invested assets                                                                                 111                  114
                                                                                           ---------------  -------------------
Gross investment income                                                                             2,207                2,194
Investment expenses                                                                                    27                   23
                                                                                           ---------------  -------------------
Net investment income                                                                             $ 2,180              $ 2,171
                                                                                           ===============  ===================

Thrivent Financial's realized gains and losses on investments are summarized as follows:

                                                                                              Years Ended December 31
                                                                                               2002              2001
                                                                                         -----------------  ----------------
                                                                                                   (in Millions)
Securities available for sale:
      Fixed maturity securities:
         Gross realized gains                                                                      $  207            $  210
         Gross realized losses                                                                      (379)             (221)
      Equity securities:
         Gross realized gains                                                                          99               134
         Gross realized losses                                                                      (255)             (134)
Other investments, net                                                                                  4
                                                                                                                         27
                                                                                         -----------------  ----------------
Net realized investment gains (losses)                                                           $  (324)            $   16
                                                                                         =================  ================

During 2002, Thrivent Financial recorded realized investment losses for declines in value that were deemed other than temporary on fixed maturity and equity securities totaling $132 million and $84 million, respectively.

Proceeds from sales of investments in bonds (net of maturities, prepayments and calls) were $21.8 billion and $18.0 billion in 2002 and 2001, respectively.  Gross gains of $204 million and $203 million and gross losses of $254 million and $208 million were realized on those sales in 2002 and 2001, respectively.

Net unrealized gains/losses on securities available for sale credited directly to members' equity as accumulated other comprehensive income were as follows:
                                                                                                     December 31
                                                                                               2002              2001
                                                                                         -----------------  ----------------
                                                                                                   (in Millions)

Fair value adjustment to available for sale securities                                            $ 1,122            $  271
Deferred acquisition costs                                                                          (302)
                                                                                                                       (66)
                                                                                         -----------------  ----------------
Net unrealized gains on available for sale securities                                              $  820            $  205
                                                                                         =================  ================

The change in accumulated other comprehensive income due to unrealized gains/losses on securities available for sale is as follows:

                                                                                                Years Ended December 31
                                                                                               2002                2001
                                                                                         -----------------  -------------------
                                                                                                     (in Millions)

Fixed maturity securities available for sale                                                      $ 1,024               $  396
Effect of transfer of held to maturity securities to
      available for sale (Note 1)                                                                      45                   18
Equity securities available for sale                                                                (218)                (203)
Change in deferred acquisition costs                                                                (236)                 (75)
                                                                                         -----------------  -------------------
                                                                                                   $  615               $  136
                                                                                         =================  ===================

The net change in unrealized gains/losses on securities available for sale is reported net of the reclassification adjustment as follows:

                                                                                               Years Ended December 31
                                                                                               2002              2001
                                                                                         -----------------  ----------------
                                                                                                   (in Millions)
Unrealized gains/losses on securities
  available for sale                                                                               $  943            $  147
    Less:  reclassification adjustment for realized
      losses included in net income                                                                   328
                                                                                                                         11
                                                                                         -----------------  ----------------
Change in unrealized gains/losses on
  securities available for sale                                                                    $  615            $  136
                                                                                         =================  ================

Thrivent Financial invests in mortgage loans, principally involving commercial real estate.  Such investments consist of first mortgage liens on completed income producing properties. Thrivent Financial manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types.  The unpaid principal balances of mortgage loans were as follows:

                                                                                                      December 31
                                                                                                 2002             2001
                                                                                            ---------------- ----------------
                                                                                                     (in Millions)
Mortgage loans:
      Residential and commercial                                                                    $ 5,179          $ 5,097
      Loans to Lutheran Churches                                                                        705              683
                                                                                            ---------------- ----------------

        Total mortgage loans                                                                        $ 5,884          $ 5,780
                                                                                            ================ ================

The following table presents changes in the allowance for credit losses:

                                                                                               Years Ended December 31
                                                                                                2002              2001
                                                                                         ------------------- ----------------
                                                                                                    (in Millions)

Balance at beginning of year                                                                        $    82            $  89
Provisions for credit losses (credit)                                                                  (10)              (7)
                                                                                         ------------------- ----------------
Balance at end of year                                                                              $    72            $  82
                                                                                         =================== ================

Thrivent Financial's investment in mortgage loans includes $60 million and $96 million of loans that are considered to be impaired at December 31, 2002 and 2001, respectively, for which the related allowance for credit losses are $10 million and $15 million at
December 31, 2002 and 2001, respectively.  The average recorded investment in impaired loans during the years ended December 31,
2002 and 2001, was $80 million and $103 million, respectively.  Thrivent Financial recorded interest income, using the cash method, on impaired loans of $4 million and $7 million for 2002 and 2001, respectively.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                                               Years Ended December 31
                                                                                               2002               2001
                                                                                         -----------------  -----------------
                                                                                                    (in Millions)

Balance at beginning of year                                                                      $ 1,934            $ 1,945
Capitalization of acquisition costs                                                                   219                232
Acquisition costs amortized                                                                         (194)              (168)
Change due to unrealized investment gains (losses)                                                  (236)               (75)
                                                                                         -----------------  -----------------

Balance at end of year                                                                            $ 1,723            $ 1,934
                                                                                         =================  =================

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

Thrivent Financial offers noncontributory defined retirement plans to substantially all home office and field employees.
Additionally, Thrivent Financial provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in the consolidated financial statements and the plans' funding status:

                                                           Retirement Plans                     Other Benefits
                                                                               December 31
                                                       2002                2001              2002              2001
                                                 ------------------  ----------------- -----------------  ---------------
                                                                              (In Millions)
Projected benefit obligation for
  services rendered to date                                $   524             $  478            $   75            $  73
Plan assets at fair value                                      402                453
                                                                                                      -                -
                                                 ------------------  ----------------- -----------------  ---------------
Funded status of the plan                                $   (122)           $   (25)          $   (75)          $  (73)
                                                 ==================  ================= =================  ===============

Accumulated benefit obligation                             $   444             $  390            $   75            $  73
                                                 ==================  ================= =================  ===============

Accrued liability included in
  consolidated balance sheets                               $   42             $   17            $   71            $  65
                                                 ==================  ================= =================  ===============

At December 31, 2002, the accumulated benefit obligation of one of Thrivent Financial's retirement plans exceeds the fair value of plan assets.  As a result, Thrivent Financial has accrued a minimum pension liability of $15 million with a corresponding reduction in accumulated other comprehensive income.

The following summarizes certain assumptions and activity included in the preceding schedules:

                                                            Retirement Plans                            Other Benefits
                                                                               Year Ended December 31
                                                       2002                  2001                  2002                  2001
                                                 ------------------    ------------------    ------------------     ---------------

Discount rate                                          7.0%                7.0-7.5%                7.0%                  7.5%
Expected return on plan assets                         9.0%                8.5-9.0%                  -                     -
Rate of compensation increase                          5.0%                  5.0%                    -                     -
Health care trend rate                                   -                     -                     -                   6.0%
Initial health care trend rate                           -                     -                   10.0%                   -
Ultimate health care trend rate -
  reached in 2008                                        -                     -                   5.0%                    -

                                                  Retirement Plans                                Other Benefits
                                                                     Years ended December 31
                                            2002                    2001                    2002                  2001
                                     --------------------    --------------------    --------------------   ------------------
                                                                          (In Millions)

Benefit cost                                     $    10                 $     6                 $    10               $    9
Employer contributions                                 -                       3                       4                    2
Employee contributions                                 5                       3                       2                    1
Benefits paid                                         21                      19                       5                    3

During 2002, certain eligible employees were given a one-time choice between two different retirement programs.  Employees could either remain in the current traditional retirement program or elect to move to a new program.  The current traditional plan focuses on retirement income, whereas the new plan focuses on capital accumulation and portability.  All new hires will be covered under the new plan.  In addition, three defined benefit retirement plans were merged into one retirement plan, and three 401(K) savings plans were merged into one 401(K) savings plan on December 31, 2002.

At December 31, 2002 and 2001, $148 million and $151 million, respectively of the retirement plans assets were held on deposit with
Thrivent Financial and invested in corporate bonds, mortgage loans and equity securities through a deposit administration fund, which is part of the general assets of Thrivent Financial.  The related retirement liabilities of $167 million and $156 million at
December 31, 2002 and 2001, respectively, are included in future contract benefits and other liabilities in the Consolidated Balance
Sheets.

Thrivent Financial also has noncontributory defined contribution retirement plans (as defined under Internal Revenue Code section
401(k)) which cover substantially all home office and field employees and a noncontributory non-qualified deferred compensation plan which covers certain of its general agents.

At December 31, 2002 and 2001, approximately $157 million and $152 million, respectively, of the defined contribution retirement plans' assets were held by Thrivent Financial and the remaining plan assets were held in separate trusts.  An accrued liability of
$157 million and $152 million was included in future contract benefits at December 31, 2002 and 2001, respectively, for the portion of plan assets held by Thrivent Financial. Expenses related to the defined contribution retirement plans for the year ended December
31, 2002 and 2001 were $17 million and $18 million, respectively.  Accumulated vested deferred compensation benefits at December 31,
2002 and 2001 totaled $75 million and $71 million, respectively, and are included in other liabilities.

Note 5.  Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities.  Effective January 1, 2001, the National Association of Insurance Commissioner's (NAIC) adopted a revised Accounting Practices and Procedures Manual which was adopted by the primary states regulating Thrivent Financial.  The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows:  (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of members' equity, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future contract benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to members' equity and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of members'
equity rather than as a liability; (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the contractholders' accounts rather than including as revenues the premiums received on these contracts; (g) expenses include interest added to the contractholders' accounts rather than reserve changes related to the
investment portion of these contracts;               (h) subsidiaries are consolidated rather than being recorded on an equity basis; and (i) benefit reserves are net level or account value rather than modified reserve bases, such as the Commissioner's
Reserve Valuation Method.

Summarized statutory-basis financial information for Thrivent Financial is as follows:

                                                                                                 December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                                (in Millions)

Assets                                                                                       $  41,205            $  39,256
                                                                                   ==================== ====================

Liabilities                                                                                  $  38,561            $  36,262
Unassigned funds                                                                                 2,644                2,994
                                                                                   -------------------- --------------------
Total liabilities and unassigned funds                                                       $  41,205            $  39,256
                                                                                   ==================== ====================

                                                                                            Year ended December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                                (in Millions)

Gain from operations before net realized capital losses                                         $    1              $    39
Net realized capital losses                                                                      (333)                 (54)
                                                                                   -------------------- --------------------
      Net loss from operations                                                                   (332)                 (15)

Total other changes                                                                               (18)                 (25)
                                                                                   -------------------- --------------------

Net change in unassigned surplus                                                             $   (350)             $   (40)
                                                                                   ==================== ====================

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Note 6.  Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Short-term Investments
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services.  All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.  The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.  Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.  Estimated fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities
The fair values for Thrivent Financial's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.  These amounts are included in contractholder funds in the accompanying Consolidated Balance Sheets.

The carrying value and estimated fair value of Thrivent Financial's financial instruments are as follows:

                                                              2002                                  2001
                                                  ------------------------------------  ------------------------------------
                                                      Carrying          Estimated           Carrying          Estimated
                                                       Value            Fair Value           Value            Fair Value
                                                  -----------------  -----------------  -----------------  -----------------
                                                                                (in Millions)
Financial Assets:
      Fixed maturities                                    $ 26,793           $ 26,793           $ 22,858           $ 22,903
      Equity securities                                      1,379              1,379              1,584              1,584
      Mortgage loans                                         5,812              6,507              5,698              5,968
      Short-term investments                                   667                667                325                325
      Cash and cash equivalents                              1,753              1,753              1,303              1,303
      Contract loans                                         1,272              1,272              1,276              1,276
      Separate account assets                                7,354              7,354              9,777              9,777

Financial Liabilities:
      Deferred annuities                                    11,340             11,254             10,175             10,119
      Separate account liabilities                           7,317              7,317              9,726              9,726
      Other                                                  1,441              1,437              1,408              1,404

Note 7.  Commitments and Contingent Liabilities

Thrivent Financial is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Also,
Thrivent Financial has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by Thrivent
Financial, which appear to be similar to claims asserted in class actions brought against many other life insurers.  These matters are sometimes referred to as market conduct lawsuits.  Thrivent Financial believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed.  While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of Thrivent Financial.

Contingent liabilities arising from litigation, tax, commitments to provide capital to subsidiaries and other matters are not considered material in relation to the financial position of Thrivent Financial.  Thrivent Financial has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of a guarantee of a letter of credit, Thrivent Financial is obligated to advance a maximum of $45 million if an
Appleton, Wisconsin based civic organization is unable to make timely payments on its debt.  Thrivent Financial's guarantee is secured by the civic organization's assets that include all funds held by the organization to support the debt and the organization's building.  Thrivent Financial would acquire these assets in the event of default.

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $169 million and $228 million at
December 31, 2002 and 2001, respectively.  Commitments to purchase other invested assets were $310 million and $132 million at
December 31, 2002 and 2001, respectively.

Note 8.  Business Combination

On January 1, 2002 LB merged with and into AAL in a pooling-of-interests transaction and accordingly all 2001 financial information has been restated to include the historical information of both companies.

Separate company financial information reported on a condensed basis for 2001 was as follows:

                                                                       December 31, 2001
                                                                         (in millions)
Total assets at year end
      AAL                                                                   $ 23,478
      LB                                                                      22,419
                                                                       -------------------
                                                                       -------------------
         Total                                                              $ 45,897
                                                                       ===================

                                                                           Year Ended
                                                                       December 31, 2001
                                                                         (in millions)
Net income
      AAL                                                                     $ 139
      LB                                                                         (4)
                                                                       -------------------
                                                                       -------------------
         Total                                                                $ 135
                                                                       ===================

Integration costs incurred during 2002 associated with the merger include $47 million related to severance and other employee-related charges and $48 million of other charges.  Of these amounts, $18 million was accrued at December 31, 2002.

                                                   Aid Association for Lutherans

                                                 Consolidated Financial Statements

                                               Years ended December 31, 2000 and 1999

                                                   Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 2000 and
1999, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for the years then ended.  These financial statements are the responsibility of AAL's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

January 24, 2001
except for Note 8, for which the date is
January 1, 2002

/s/ Ernst & Young, LLP
--------------------------------------------
Ernst & Young, LLP
Milwaukee, WI

                                                   Aid Association for Lutherans

                                                    Consolidated Balance Sheets

                                                                                                     December 31
                                                                                             2000                   1999
                                                                                      --------------------  ---------------------
                                                                                                    (In Millions)

Assets
  Investments:
       Securities available for sale, at fair value
            Fixed maturities                                                                     $ 11,281               $  9,952
            Equity securities                                                                         825                    849
       Fixed maturities held to maturity, at amortized cost                                         2,810                  3,261
       Mortgage loans                                                                               3,092                  3,151
       Real estate                                                                                     45                     62
       Certificate loans                                                                              501                    494
       Other invested assets                                                                           67                     10
                                                                                      --------------------  ---------------------
       Total investments                                                                           18,621                 17,779

  Cash and cash equivalents                                                                           200                    243
  Premiums and fees receivable                                                                         47                     22
  Accrued investment income                                                                           222                    212
  Deferred acquisition costs                                                                          764                    807
  Property and equipment                                                                               88                     89
  Assets held in separate accounts                                                                  2,164                  2,002
  Other assets                                                                                          6                      4
                                                                                      --------------------  ---------------------
Total Assets                                                                                     $ 22,112               $ 21,158
                                                                                      ====================  =====================

Liabilities and Certificateholders' Surplus
  Certificate liabilities and accruals:
       Future certificate benefits                                                               $  3,155               $  2,970
       Unpaid claims and claim expenses                                                               119                     84
                                                                                      --------------------  ---------------------
       Total certificate liabilities and accruals                                                   3,274                  3,054

  Certificateholder funds                                                                          13,874                 13,582
  Liabilities related to separate accounts                                                          2,164                  2,002
  Other liabilities                                                                                   176                    166
                                                                                      --------------------  ---------------------
Total Liabilities                                                                                  19,488                 18,804

Certificateholders' Surplus
  Accumulated surplus                                                                               2,591                  2,363
  Accumulated other comprehensive income (deficit)                                                     33                    (9)
                                                                                      --------------------  ---------------------
Total Certificateholders' Surplus                                                                   2,624                  2,354
                                                                                      --------------------  ---------------------
Total Liabilities and Certificateholders' Surplus                                                $ 22,112               $ 21,158
                                                                                      ====================  =====================

See accompanying notes.

                                                   Aid Association for Lutherans

                                                 Consolidated Statements of Income

                                                                                                Years Ended December 31
                                                                                              2000                   1999
                                                                                      ---------------------  ---------------------
                                                                                                     (In Millions)

Revenue
       Insurance premiums                                                                          $   470                $   419
       Insurance charges                                                                               318                    307
       Net investment income                                                                         1,330                  1,266
       Net realized investment gains                                                                    94                    103
       Other revenue                                                                                   110                     96
                                                                                      ---------------------  ---------------------
Total revenue                                                                                        2,322                  2,191

Benefits and expenses
       Certificate claims and other benefits                                                           431                    383
       Increase in certificate reserves                                                                197                    184
       Interest credited                                                                               840                    809
       Surplus refunds                                                                                 120                    115
                                                                                      ---------------------  ---------------------
       Total benefits                                                                                1,588                  1,491

       Underwriting, acquisition and insurance expenses                                                378                    355
       Fraternal benefits and expenses                                                                 128                    119
                                                                                      ---------------------  ---------------------
       Total expenses                                                                                  506                    474
                                                                                      ---------------------  ---------------------
Total benefits and expenses                                                                          2,094                  1,965
                                                                                      ---------------------  ---------------------
Net income                                                                                         $   228                $   226
                                                                                      =====================  =====================

See accompanying notes.

                                                   Aid Association for Lutherans

                                 Consolidated Statements of Changes in Certificateholders' Surplus

                                                                                     Accumulated
                                                                                        other                     Total
                                                             Accumulated             comprehensive         certificateholders'
                                                               surplus              income (deficit)             surplus
                                                        ----------------------  --------------------------------------------------

                                                                                      (In Millions)

Balance at January 1, 1999                                          $   2,137                 $    411                  $   2,548

Comprehensive loss
  Net income                                                              226                        -                        226
  Change in unrealized gains/losses
    on securities available for sale  *                                     -                    (420)                      (420)
                                                                                                         -------------------------
Total comprehensive loss                                                                                                    (194)
                                                        ----------------------  -----------------------  -------------------------

Balance at December 31, 1999                                            2,363                      (9)                      2,354

Comprehensive income
  Net income                                                              228                        -                        228
  Change in unrealized gains/losses
    on securities available for sale  *                                     -                       42                         42
                                                                                                         -------------------------
Total comprehensive income                                                                                                    270
                                                        ----------------------  -----------------------  -------------------------
Balance at December 31, 2000                                        $   2,591                  $    33                  $   2,624
                                                        ======================  =======================  =========================

*  Net change in unrealized gains/losses on securities available for sale is reported net of reclassification adjustment calculated as follows:

                                                                                         2000                      1999
                                                                                -----------------------  -------------------------
Unrealized gains/losses on securities
  available for sale                                                                          $    214                 $    (237)
    Less:  reclassification adjustment for realized
      gains included in net income                                                                 172                        183
                                                                                -----------------------  -------------------------
Change in unrealized gains/losses on
  securities available for sale                                                                $    42                 $    (420)
                                                                                =======================  =========================

See accompanying notes.

                                                   Aid Association for Lutherans

                                               Consolidated Statements of Cash Flows

                                                                                               Years Ended December 31
                                                                                             2000                   1999
                                                                                      --------------------  ---------------------
                                                                                                    (In Millions)

Operating Activities:
       Net Income                                                                                 $   228                $   226
       Adjustments to reconcile net income to net cash
         provided by operating activities:
            Increase in certificate liabilities and accruals                                          220                    156
            Increase in certificateholder funds                                                       506                    488
            Increase in deferred acquisition costs                                                   (17)                   (24)
            Realized gains on investments                                                            (94)                  (103)
            Provisions for amortization and depreciation                                               18                     19
            Changes in other assets and liabilities                                                   (1)                      9
                                                                                      --------------------  ---------------------
       Net cash provided by operating activities                                                      860                    771

Investing Activities:
       Securities available for sale:
            Purchases - fixed maturities                                                          (3,518)                (3,839)
            Sales - fixed maturities                                                                1,625                  1,449
            Maturities and calls- fixed maturities                                                    790                    972
            Purchases - equities                                                                    (768)                  (580)
            Sales - equities                                                                          732                    636
       Securities held to maturity:
            Purchases                                                                               (156)                   (82)
            Maturities and calls                                                                      616                    730
       Mortgage loans funded                                                                        (184)                  (249)
       Mortgage loans repaid                                                                          266                    266
       Certificate loans, net                                                                         (7)                      6
       Other                                                                                         (85)                   (51)
                                                                                      --------------------  ---------------------
       Net cash used in investing activities                                                        (689)                  (742)

Financing Activities:
       Universal life and investment contract receipts                                              1,045                  1,028
       Universal life and investment contract withdrawals                                         (1,259)                (1,046)
                                                                                      --------------------  ---------------------
       Net cash used in financing activities                                                        (214)                   (18)
                                                                                      --------------------  ---------------------
Net increase (decrease) in cash and cash equivalents                                                 (43)                     11
Cash and cash equivalents, beginning of year                                                          243                    232
                                                                                      --------------------  ---------------------
Cash and cash equivalents, end of year                                                            $   200                $   243
                                                                                      ====================  =====================

See accompanying notes.

                                                   Aid Association for Lutherans

                                             Notes to Consolidated Financial Statements

                                                         December 31, 2000

Note 1.  Nature of Operations and Significant Accounting Policies

Nature of Operations
Aid Association for Lutherans (AAL) is the nation's largest fraternal benefit society in terms of assets and individual life insurance in force.  It provides its 1.8 million members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states.  AAL members are served by approximately 1,800 district representatives across the country and are offered ancillary services through various
AAL subsidiaries and affiliates.  Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and personal asset management, administrative and other trust services are offered to the general public by AAL Trust Company, FSB (AALTC).
CMC and AALTC are wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary.  Credit union services are available to members from the AAL Member Credit Union, an affiliate of AAL.

Basis of Presentation
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALTC and North Meadows Investment Ltd.  All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent.
Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity.  Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders' surplus as comprehensive income and, accordingly, have no effect on net income.  The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method.  That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances.  Interest income is accrued on the unpaid principal balance.  Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation.  Depreciation is computed using the straight-line method over the estimated useful life of the property.  Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances.  Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale.  AAL measures the fair value of securities loaned against the collateral received on a daily basis.  Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits.  Such costs include commissions, selling, selection and certificate issue expenses.
For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.  Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Property and Equipment
Property and equipment are recorded at cost less accumulated depreciation.  The cost of property and equipment is depreciated using the straight-line method over the estimated useful lives.  Accumulated depreciation was $111,000,000 and $102,000,000 at
December 31, 2000 and 1999, respectively.

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.  Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.  Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.5% to 9.6%
for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges.  The average interest rate credited to account balances in 2000 was 7.2% for universal life, 5.9% for portfolio-average deferred annuities, and ranged from 4.5% to 7.4% for investment generation deferred annuities.

Reserves for health certificates are generally computed using current pricing assumptions.  For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates.  These reserves are based on past experience and applicable morbidity tables.  Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk.  Fees charged on separate account certificateholder deposits are included in insurance charges.  Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets.  Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period.  Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances.  Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income.  The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year.  Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates.  Surplus refund scales are approved annually by AAL's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character.  This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants.
Expenses, such as those necessary to maintain the branch system, are also included.

Other Revenue
Other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, income earned by AAL is generally exempt from taxation.  AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's consolidated financial statements.

Recent Pronouncements
In June 1998, the FASB issued Statement 133, Accounting for Derivative Instruments and Hedging Activities, which is effective for fiscal years beginning after June 15, 2000.  Because of AAL's minimal involvement with options and other instruments classified by the statement as embedded derivatives (convertible bonds, convertible preferred stocks, and remarketable put bonds), management does not anticipate that the adoption of the new statement will have a significant effect on earnings or the financial position of
AAL.

Note 2.  Investments

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                     Gross              Gross            Estimated
                                               Amortized           Unrealized         Unrealized            Fair
                                                Cost                 Gains              Losses             Value
                                        ---------------------   ----------------- -------------------------------------
                                                                        (In Millions)
Available for sale securities at
  December 31, 2000:
    Fixed maturity securities:
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                                $ 2,431               $  14          $ (23)               $ 2,422
       Obligations of other
         governments, states and
         political subdivisions                           17                   -               -                    17
       Corporate bonds                                 7,216                  91           (224)                 7,083
       Mortgage & asset-backed                         1,734                  31             (6)                 1,759
     securities
                                        ---------------------   ----------------- ---------------     -----------------
       Total fixed maturity securities                11,398                 136           (253)                11,281
    Equity securities                                    696                 175            (46)                   825
                                        ---------------------   ----------------- ---------------     -----------------
Total                                               $ 12,094               $ 311         $ (299)              $ 12,106
                                        =====================   ================= ===============     =================

Held to maturity securities at
  December 31, 2000:
    Fixed maturity securities:
       U.S. Treasury securities and
         non-loan-backed obligations
         of U.S. Government
         corporations and agencies                    $  143                $  7           $   -                $  150
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                                    107                   2               -                   109
       Obligations of other
         governments, states and
         political subdivisions                           39                   -               -                    39
       Corporate bonds                                 2,214                  53            (21)                 2,246
       Mortgage & asset-backed                           307                   6             (1)                   312
     securities
                                        ---------------------   ----------------- ---------------     -----------------
Total                                                $ 2,810               $  68          $ (22)               $ 2,856
                                        =====================   ================= ===============     =================

                                                                  Gross                 Gross                 Estimated
                                             Amortized            Unrealized            Unrealized              Fair
                                              Cost                Gains                   Losses                 Value
                                        ------------------   -----------------    ------------------------------------------
                                                                           (In Millions)
Available for sale securities at
  December 31, 1999:
    Fixed maturity securities:
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                             $ 2,182               $   -                $ (86)                 $ 2,096
       Obligations of other
         governments, states and
         political subdivisions                        17                   -                     -                      17
       Corporate bonds                              6,585                  14                 (267)                   6,332
       Mortgage & asset-backed                      1,542                   1                  (36)                   1,507
     securities
                                        ------------------   -----------------    ------------------      ------------------
       Total fixed maturity securities             10,326                  15                 (389)                   9,952
    Equity securities                                 565                 299                  (15)                     849
                                        ------------------   -----------------    ------------------      ------------------
Total                                            $ 10,891               $ 314               $ (404)                $ 10,801
                                        ==================   =================    ==================      ==================

Held to maturity securities at
  December 31, 1999:
    Fixed maturity securities:
       U.S. Treasury securities and
         non-loan-backed obligations
         of U.S. Government
         corporations and agencies                 $  165                $  3                $  (5)                  $  163
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                                 128                   3                   (1)                     130
       Obligations of other
         governments, states and
         political subdivisions                        48                   -                   (1)                      47
       Corporate bonds                              2,525                  43                  (48)                   2,520
       Mortgage & asset-backed                        395                   4                   (4)                     395
     securities
                                        ------------------   -----------------    ------------------      ------------------
Total                                             $ 3,261               $  53                $ (59)                 $ 3,255
                                        ==================   =================    ==================      ==================

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2000, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              Available for Sale                       Held to Maturity
                                                     -------------------------------------   -------------------------------------
                                                        Amortized              Fair             Amortized             Fair
                                                           Cost               Value                Cost               Value
                                                     -----------------   -----------------   -----------------  ------------------
                                                                                    (In Millions)

Due in one year or less                                        $  299              $  306              $  139              $  136
Due after one year through five years                           4,471               4,363               1,161               1,180
Due after five years through ten years                          2,210               2,184                 640                 652
Due after ten years                                               253                 247                 456                 467
                                                     -----------------   -----------------   -----------------  ------------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                            7,233               7,100               2,396               2,435
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                                      2,431               2,422                 107                 109
Mortgage and asset-backed securities                            1,734               1,759                 307                 312
                                                     -----------------   -----------------   -----------------  ------------------
Total fixed maturity securities                               $11,398             $11,281             $ 2,810             $ 2,856
                                                     =================   =================   =================  ==================

Major categories of AAL's investment income are summarized as follows:

                                                                                                   Years Ended December 31
                                                                                                   2000               1999
                                                                                             -----------------  ------------------
                                                                                                        (In Millions)

Fixed maturity securities                                                                             $ 1,001              $  942
Equity securities                                                                                          21                  13
Mortgage loans                                                                                            259                 270
Investment real estate                                                                                     10                  11
Certificate loans                                                                                          35                  35
Other invested assets                                                                                      13                   5
                                                                                             -----------------  ------------------
Gross investment income                                                                                 1,339               1,276
Investment expenses                                                                                         9                  10
                                                                                             -----------------  ------------------
Net investment income                                                                                 $ 1,330             $ 1,266
                                                                                             =================  ==================

AAL's realized gains and losses on investments are summarized as follows:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  -------------------
                                                                                                      (In Millions)
Securities available for sale:
       Fixed maturity securities:
          Gross realized gains                                                                       $   17               $   14
          Gross realized losses                                                                        (45)                 (18)
       Equity securities:
          Gross realized gains                                                                          171                  152
          Gross realized losses                                                                        (76)                 (62)
Other investments, net                                                                                   27                   17
                                                                                         -------------------  -------------------
Net realized investment gains                                                                        $   94               $  103
                                                                                         ===================  ===================

Net unrealized gains/losses on securities available for sale credited directly to certificateholders' surplus as comprehensive income (loss) were as follows:

                                                                                                       December 31
                                                                                                2000                 1999
                                                                                         -------------------  -------------------
                                                                                                      (In Millions)

Fair value adjustment to available for sale securities                                               $   12             $   (90)
Increase in deferred acquisition costs                                                                   21                   81
                                                                                         -------------------  -------------------
Net unrealized gains (losses) on available for sale securities                                       $   33              $   (9)
                                                                                         ===================  ===================

The change in accumulated other comprehensive income (deficit) due to unrealized gains/losses on securities available for sale is as follows:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  -------------------
                                                                                                      (In Millions)

Fixed maturity securities available for sale                                                         $  257             $  (527)
Equity securities available for sale                                                                  (155)                  (9)
Deferred acquisition costs                                                                             (60)                  116
                                                                                         -------------------  -------------------
                                                                                                     $   42             $  (420)
                                                                                         ===================  ===================

AAL invests in mortgage loans, principally involving commercial real estate.  Such investments consist of first mortgage liens on completed income producing properties.  AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 2000:

                                                                                                    Principal           Percent
                                                                                               ---------------------  ------------
                                                                                                  (In Millions)
Geographic Region:
       South Atlantic                                                                                      $  1,047          32.9
       Pacific                                                                                                  945          29.7
       Midwest                                                                                                  657          20.7
       Other                                                                                                    532          16.7
                                                                                               ---------------------  ------------
       Total Mortgage Loans                                                                                $  3,181         100.0
                                                                                               =====================  ============

Property Type:
       Industrial                                                                                           $   994          31.2
       Office                                                                                                   754          23.7
       Retail                                                                                                   407          12.8
       Residential                                                                                              263           8.3
       Church                                                                                                   253           8.0
       Other                                                                                                    510          16.0
                                                                                               ---------------------  ------------
       Total Mortgage Loans                                                                                $  3,181         100.0
                                                                                               =====================  ============

The following table presents changes in the allowance for credit losses:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  --------------------
                                                                                                      (In Millions)

Balance at January 1                                                                                 $  107                $  118
Provisions for credit losses (credit)                                                                  (18)                  (11)
Charge offs                                                                                               -                     -
                                                                                         -------------------  --------------------
Balance at December 31                                                                               $   89                $  107
                                                                                         ===================  ====================

AAL's investment in mortgage loans includes $109,000,000 and $178,000,000 of loans that are considered to be impaired at December
31, 2000 and 1999, respectively, for which the related allowance for credit losses are $16,000,000 and $35,000,000 at December 31,
2000 and 1999, respectively.  The average recorded investment in impaired loans during the years ended December 31, 2000 and 1999, was $134,000,000 and $192,000,000, respectively.  AAL recorded interest income, using the accrual method, on impaired loans of
$8,000,000 and $14,000,000 for 2000 and 1999, respectively.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  --------------------
                                                                                                      (In Millions)

Balance at beginning of year                                                                         $  807                $  667
Acquisition costs deferred:
       Commissions                                                                                       83                    81
       Other costs                                                                                       30                    29
                                                                                         -------------------  --------------------
       Total deferred                                                                                   113                   110
Acquisition costs amortized                                                                            (96)                  (86)
                                                                                         -------------------  --------------------
Increase in deferred acquisition costs                                                                   17                    24
Change in unrealized gains/losses on fixed
  maturity investments recorded directly to
  certificateholders' surplus as comprehensive income (loss)                                           (60)                   116
                                                                                         -------------------  --------------------
Total increase (decrease)                                                                              (43)                   140
                                                                                         -------------------  --------------------
Balance at end of year                                                                               $  764                $  807
                                                                                         ===================  ====================

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL offers a noncontributory defined retirement plan and a contributory savings plan to substantially all home office and field employees.  The savings plan is defined under the Internal Revenue Code section 401(k) as a profit sharing plan that allows participant contributions on a before-tax basis as well as an after-tax basis.  AAL also provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

                                                          Retirement Plans                            Other Benefits
                                                                                  December 31
                                                      2000                 1999                 2000                 1999
                                               -------------------  -------------------  -------------------  --------------------
                                                                                 (In Millions)
Projected benefit obligation for
  services rendered to date                                $  298               $  266               $   63                $   63
Plan assets at fair value                                     330                  332                    -                     -
                                               -------------------  -------------------  -------------------  --------------------
Funded (unfunded) status of
  the plan                                                 $   32               $   66             $   (63)              $   (63)
                                               ===================  ===================  ===================  ====================
Accrued liability included in
  consolidated balance sheet                               $   10               $   10               $   50                $   44

The following summarizes certain assumptions included in the preceding schedule:

                                                          Retirement Plans                            Other Benefits
                                                                             Years Ended December 31
                                                      2000                 1999                 2000                 1999
                                               -------------------  -------------------  -------------------  --------------------

Discount rate                                         7.5%                 7.5%                 7.5%                 7.5%
Expected return on plan assets                        9.0%                 9.0%                   -                    -
Rate of compensation increase                         5.0%                 5.0%                   -                    -
Health care trend rate                                  -                    -                  6.0%                 6.0%

                                             Savings Plan                  Retirement Plans                Other Benefits
                                                                        Years Ended December 31
                                         2000            1999            2000            1999           2000            1999
                                     --------------  --------------  --------------  -------------  --------------  --------------
                                                                            (In Millions)

Benefit cost                              $ -             $ -             $ -             $ 4            $ 9             $ 4
Employer contributions                      5               5               -               -              -               -
Employee contributions                     19              18               -               -              -               -
Benefits paid                              25              18              11              11              3               2

Note 5.  Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities.  Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the National Association of Insurance Commissioner's ("NAIC") Accounting Practices and Procedures
Manual and a variety of other NAIC publications.  "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

The more significant differences are as follows:  (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of certificateholders' surplus, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents'
debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates.  Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies.  Summarized statutory-basis financial information for AAL on an unconsolidated basis is as follows:

                                                                                                     December 31
                                                                                             2000                   1999
                                                                                     ---------------------  ---------------------
                                                                                                    (In Millions)

Assets                                                                                           $ 21,502               $ 20,800
                                                                                     =====================  =====================

Liabilities                                                                                      $ 19,685               $ 19,044
Unassigned funds                                                                                    1,817                  1,756
                                                                                     ---------------------  ---------------------
Total liabilities and unassigned funds                                                           $ 21,502               $ 20,800
                                                                                     =====================  =====================

                                                                                               Years ended December 31
                                                                                             2000                   1999
                                                                                     ---------------------  ---------------------
                                                                                                    (In Millions)

Premium income and certificate proceeds                                                          $  1,835               $  1,849
Net investment income                                                                               1,321                  1,256
Other income                                                                                           34                     42
                                                                                     ---------------------  ---------------------
       Total income                                                                                 3,190                  3,147

Reserve increase                                                                                      505                    623
Certificateholders' benefits                                                                        1,801                  1,487
Surplus refunds                                                                                       121                    117
Commissions and operating costs                                                                       411                    402
Other                                                                                                 249                    350
                                                                                     ---------------------  ---------------------
       Total benefits and expenses                                                                  3,087                  2,979
                                                                                     ---------------------  ---------------------

Net gain from operations                                                                              103                    168
Net realized capital gains                                                                             66                     88
                                                                                     ---------------------  ---------------------
       Net income                                                                                 $   169                $   256
                                                                                     =====================  =====================

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification.  The revised manual is effective January 1, 2001. Wisconsin insurance laws and regulations define the NAIC manual as the prescribed method of accounting.
The revised NAIC manual has changed, to some extent, prescribed statutory accounting practices and results in changes to the accounting practices that AAL uses to prepare its statutory-basis financial statements.  Management has determined that the impact of these changes to AAL's statutory-basis capital and surplus as of January 1, 2001 will not be significant.

AAL is in compliance with the statutory surplus requirements of all states.

Note 6.  Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services.  All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.  The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.  Loans with similar characteristics are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.

Financial Liabilities
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.  These amounts are included in certificateholder funds in the accompanying Consolidated Balance Sheets.

The cost and estimated fair value of AAL's financial instruments are as follows:

                                                    2000                                        1999
                                             -----------------------------------------   ----------------------------------------
                                                                       Estimated                                  Estimated
                                                    Cost              Fair Value                Cost              Fair Value
                                             -------------------  --------------------   -------------------  -------------------
                                                                                (In Millions)
Financial Assets:
       Fixed maturities                                $ 14,208              $ 14,137              $ 13,587             $ 13,207
       Equity securities                                    696                   825                   565                  849
       Mortgage loans                                     3,092                 3,393                 3,151                3,204
       Cash and cash equivalents                            200                   200                   243                  243
       Certificate loans                                    501                   501                   494                  494
       Separate account assets                            2,164                 2,164                 2,002                2,002

Financial Liabilities:
       Deferred annuities                                 7,398                 7,368                 7,419                7,368
       Separate account liabilities                       2,164                 2,164                 2,002                2,002
       Other                                                723                   719                   721                  718

Note 7.  Contingent Liabilities

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business.  Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of
AAL.  AAL has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Note 8.  Subsequent Event

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood, pursuant to an agreement and plan of merger dated June 27,
2001.  The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements will include Lutheran Brotherhood's financial data as if Lutheran Brotherhood had always been part of AAL.

Lutheran Brotherhood
Consolidated Financial Statements
December 31, 2000 and 1999

PricewaterhouseCoopers LLP                                                         (LOGO)
                                                                                   PricewaterhouseCoopers LLP
                                                                                   650 Third Avenue South
                                                                                   Suite 1300
                                                                                   Minneapolis, MN 55402-4333
                                                                                   Telephone (612) 596-6000
                                                                                   Facsimile (612) 373-7160

                                                   Report of Independent Accountants

To the Board of Directors and Members of
Lutheran Brotherhood:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of members'
equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood (the Society)
and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United
States of America.  These financial statements are the responsibility of the Society's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

   March 16, 2001

   /s/ PricewaterhouseCoopers, LLP
   ------------------------------------------
   Price WaterhouseCoopers, LLP

Lutheran Brotherhood
Consolidated Balance Sheet
(December 31, 2000 and 1999
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

  Assets                                                                                        2000              1999

Investments:
    Fixed income securities available for sale, at fair value                                     $ 7,374           $ 6,975
    Equity securities available for sale, at fair value                                               722               893
Mortgage loans                                                                                      2,236             2,102
Real estate                                                                                            65                63
Loans to contractholders                                                                              748               721
Short-term investments                                                                                290               208
Amounts due from brokers                                                                                7               346
Other invested assets                                                                                 216               122
                                                                                               ----------        ----------
       Total investments                                                                           11,658            11,430

Cash and cash equivalents                                                                             749             1,001
Deferred policy acquisition costs                                                                   1,181             1,159
Investment income due and accrued                                                                     137               133
Other assets                                                                                          156               167
Separate account assets                                                                             8,842             9,059
                                                                                               ----------        ----------
       Total assets                                                                              $ 22,723          $ 22,949
                                                                                               ==========        ==========

                                  Liabilities and Members' Equity

Liabilities:
    Contract reserves                                                                             $ 5,988           $ 5,551
    Contractholder funds                                                                            4,484             4,539
    Benefits in the process of payment                                                                 63                60
    Dividends payable                                                                                 117               111
    Amounts due to brokers                                                                            413             1,012
    Other liabilities                                                                                 364               313
    Separate account liabilities                                                                    8,842             9,059
                                                                                               ----------        ----------
       Total liabilities                                                                           20,271            20,645
                                                                                               ----------        ----------

Members' equity:
    Accumulated other comprehensive income                                                             36                16
    Retained earnings                                                                               2,416             2,288
                                                                                               ----------        ----------
       Total members' equity                                                                        2,452             2,304
                                                                                               ----------        ----------
       Total liabilities and members' equity                                                     $ 22,723          $ 22,949
                                                                                               ==========        ==========

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Consolidated Statement of Income
For the years ended December 31, 2000, 1999 and 1998
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                               2000           1999           1998

Revenues:
    Premiums                                                                    $ 585          $ 553          $ 504
    Net investment income                                                         799            748            735
    Net realized investment gains                                                  16             87            126
    Contract charges                                                              211            189            169
    Annuity considerations and other income                                       211            176            159
                                                                          ------------   ------------   ------------

       Total revenues                                                           1,822          1,753          1,693

Benefits and other deductions:
    Net additions to contract reserves                                            462            420            377
    Contractholder benefits                                                       643            612            597
    Dividends                                                                     230            217            198
    Commissions and operating expenses                                            223            213            176
    Amortization of deferred policy acquisition costs                              48             66            101
    Fraternal activities                                                           79             77             66
                                                                          ------------   ------------   ------------

       Total benefits and other deductions                                      1,685          1,605          1,515
                                                                          ------------   ------------   ------------

Income before income taxes                                                        137            148            178

Provision for income taxes                                                          9              1              5
                                                                          ------------   ------------   ------------

Net income                                                                      $ 128          $ 147          $ 173
                                                                          ============   ============   ============

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Consolidated Statement of Members' Equity
For the years ended December 31, 2000, 1999 and 1998
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                              Accumulated Other
                                                                       Comprehensive Income (Loss)

                                                                             Unrealized
                                                            Unrealized       Gains/Losses                       Total
                                       Comprehensive       Gains/Losses     Acquisition       Retained         Members'
                                       Income               Investments        Costs          Earnings          Equity

Balance at December 31, 1997                                  $ 373               $ (96)         $ 1,968           $ 2,245
Comprehensive income:
    Net income                              $ 173                 -                   -              173               173
    Other comprehensive income
          (loss)                               92               106                 (14)               -                92
                                           ------             -----              -------       ---------          --------
       Total comprehensive income           $ 265
                                           ======
Balance at December 31, 1998                                    479                (110)           2,141             2,510
Comprehensive income:
    Net income                              $ 147                 -                   -              147               147
    Other comprehensive income
          (loss)                             (353)             (527)                174                -              (353)
                                           ------             -----              -------       ---------          --------

       Total comprehensive income         $ (206)
                                           ======

Balance at December 31, 1999                                   (48)                   64           2,288             2,304
Comprehensive income:
    Net income                              $ 128                 -                    -             128               128
    Other comprehensive income
          (loss)                               20                96                 (76)               -                20
                                           ------             -----              -------       ---------          --------
       Total comprehensive income           $ 148
                                           ======

Balance at December 31, 2000                                  $  48               $ (12)         $ 2,416           $ 2,452
                                                              =====              =======       =========          ========

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Consolidated Statement of Cash Flows
For the years ended December 31, 2000, 1999 and 1998
--------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                           2000              1999              1998

Cash flows from operating activities:
    Net income                                                                $  128            $  147            $  173
    Adjustments to reconcile net income to net cash
          provided by operating activities:
       Depreciation and amortization                                              10                 3                 3
       Deferred policy acquisition costs                                         (98)              (64)              (32)
       Equity in earnings of other invested assets                                (8)               (5)                8
       Net realized investment gains                                             (16)              (87)             (126)
    Change in operating assets and liabilities:
       Loans to contractholders                                                  (27)              (22)              (18)
       Other assets                                                              (31)              (58)              (10)
       Contract reserves and contractholder funds                                382               371               168
       Other liabilities                                                          63                73                29
                                                                      ---------------   ---------------   ---------------

          Total adjustments                                                      275               211                22
                                                                      ---------------   ---------------   ---------------

          Net cash provided by operating activities                              403               358               195
                                                                      ---------------   ---------------   ---------------

Cash flows from investing activities:
    Proceeds from investments sold, matured or repaid:
       Fixed income securities available for sale                              7,252             9,768            11,122
       Equity securities available for sale                                      430               564             1,125
       Mortgage loans                                                            184               228               520
       Short-term investments                                                    523               799               466
       Other invested assets                                                     376               133                28
    Costs of investments acquired
       Fixed income securities available for sale                             (8,076)           (9,869)          (10,981)
       Equity securities available for sale                                     (320)             (514)           (1,144)
       Mortgage loans                                                           (317)             (358)             (221)
       Short-term investments                                                   (598)             (599)             (660)
       Other invested assets                                                    (109)              (64)             (448)
                                                                      ---------------   ---------------   ---------------

          Net cash (used in) provided by investing activities                   (655)                88             (193)
                                                                      ---------------   ---------------   ---------------

Net (decrease) increase in cash and cash equivalents                            (252)               446                 2

Cash and cash equivalents, beginning of year                                   1,001               555               553
                                                                      ---------------   ---------------   ---------------

Cash and cash equivalents, end of year                                        $  749           $ 1,001            $  555
                                                                      ===============   ===============   ===============

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Notes to Consolidated Financial Statements
 (Dollars in millions)
--------------------------------------------------------------------------------------------------------------------------------------

1.  Organization and Basis of Presentation

Nature of Operations and Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Lutheran Brotherhood (the Society), a fraternal benefit organization offering life insurance and related financial service products as well as fraternal benefits for
Lutherans throughout the United States.  Also included in the accounts of the Society are its wholly owned subsidiary,
Lutheran Brotherhood Financial Corporation (LBFC), which is the parent company of Lutheran Brotherhood Variable Insurance
Products Company (LBVIP), a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank.  All significant intercompany balances and transactions have been eliminated in consolidation.

2.  Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of
America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Financial Statement Presentation
Certain prior year amounts in the financial statements and notes to the financial statements have been reclassified to conform to the 2000 financial statement presentation.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of
90 days or less.

Investments
See disclosures regarding the determination of fair value of financial instruments at Note 10.

Carrying value of investments is determined as follows:

             Fixed income securities                               Fair value
             Equity securities                                     Fair value
             Mortgage loans on real estate                         Amortized cost less impairment allowance
             Investment real estate                                Cost less accumulated depreciation and impairment
                                                                         allowance
             Real estate joint ventures                            Equity accounting method
             Real estate acquired through foreclosure              Lower of cost or fair value less estimated cost to sell
             Loans to contractholders                              Unpaid principal balance
             Short-term investments                                Amortized cost
             Other invested assets                                 Equity accounting method

Fixed income securities which may be sold prior to maturity and equity securities (common stock and nonredeemable preferred stock) are classified as available for sale.

Realized investment gains and losses on sales of securities are determined on a first-in, first-out method for fixed income securities and the average cost method for equity securities and are reported in the Consolidated Statement of Income.
Unrealized investment gains and losses on fixed income and equity securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred acquisition costs, are reported as other comprehensive income.

Mortgage loans are considered impaired when it is probable that the Society will be unable to collect all amounts according to the contractual terms of the loan agreement.  Real estate is considered impaired when the carrying value exceeds the fair value.  In cases where impairment is present, valuation allowances are established and netted against the asset categories to which they apply and changes in the valuation allowances are included in realized investment gains or losses.

Deferred Policy Acquisition Costs
Those costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred.  Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses.  Deferred policy acquisition costs are subject to recoverability testing at the time of contract issue and loss recognition testing at the end of each accounting period.  Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if those gains or losses had been realized, with corresponding credits or charges included in equity.

For participating-type long duration contracts, deferred acquisition costs are amortized over the expected average life of the contracts in proportion to estimated gross margins.  The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross margins are revised.

For universal life-type and investment-type contracts, deferred acquisition costs are amortized over the average expected life of the contracts in proportion to estimated gross profits from mortality, investment, and expense margins and surrender charges.  The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

For health insurance and certain term life insurance contracts, deferred acquisition costs are amortized over the average expected premium paying period, in proportion to expected premium revenues at the time of issue.

Separate Accounts
Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners.  The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Society.  Assets are valued at fair value.  The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Society's consolidated net income.

Derivative Financial Instruments
The Society's current utilization of derivative financial instruments is not significant.  Most of the Society's derivative transactions are used to reduce or modify interest rate risk and to replicate assets in certain markets.  These strategies use future contracts, option contracts, interest rate swaps and structured securities.  The Society does not use derivative instruments for speculative purposes.  Changes in the market value of these contracts are deferred and realized upon disposal of the hedged assets.  The effect of derivative transactions is not significant to the Society's results from operations or financial position.

Effective January 1, 2001, the Society adopted the provisions of Statement of Financial Accounting Standards No. 133,
"Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133), as amended.  Given the Society's limited use of derivative instruments, the adoption of SFAS No. 133 did not have a significant impact on the financial position or results of operations of the Society.

Other Assets
Other assets include property and equipment reported at depreciated cost.  The Society provides for depreciation of property and equipment using the straight-line method over the useful lives of the assets which are three to ten years for equipment and forty years for property.

Contract Reserves and Contractholder Funds
Liabilities for future contract benefits on participating-type long duration contracts are the net level premium reserve for death benefits.  Liabilities are calculated using dividend fund interest rates and mortality rates guaranteed in calculating cash surrender values.

Liabilities for future contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

Liabilities for future contract benefits on health insurance and certain term life insurance contracts are calculated using the net level premium method and assumptions as to investment yields, mortality, morbidity and withdrawals.  The assumptions, made at the time of issue, are based on best estimates of expected experience and include provision for possible adverse deviation.

Liabilities for future contract benefits on limited-payment contracts are determined using appropriate assumptions for investment yields, mortality, morbidity and expenses, including a provision for the risk of adverse deviation.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience.
Actual future experience could differ from these estimates.

Premium Revenue and Benefits to Contractholders
Recognition of Certain Participating-Type Contract Revenue and Benefits to Contractholders

Participating-type contracts are long-duration contracts with expected dividends to contractholders based on actual experience, paid in proportion to the contractholder's contribution to surplus.  Premiums are recognized as revenues when due.  Death and surrender benefits are reported as expenses when incurred.  Dividends to contractholders based on estimates of amounts to be paid for the period are reported separately as expenses.

Recognition of Universal Life-Type Contract Revenue and Benefits to Contractholders

Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed.  The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances.  Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for universal life-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration.  Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

Recognition of Investment Contract Revenue and Benefits to Contractholders

Contracts that do not subject the Society to risks arising from contractholder mortality or morbidity are referred to as investment contracts.  Certain deferred annuities, immediate annuities and supplementary contracts are considered investment contracts.  Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for investment contracts consist of investment income and contract administration charges.  Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

Recognition of Limited-Payment Contract Revenue and Benefits to Contractholders

Limited-payment contracts subject the Society to contractholder mortality and morbidity risks over a period that extends beyond the premium paying period.  Certain annuities and supplementary contracts with life contingencies are considered limited-payment contracts.  Considerations are recognized as revenue when due.  Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.  This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

Recognition of Term Life and Health Revenue and Benefits to Contractholders

Products with fixed and guaranteed premiums and benefits consist principally of health insurance contracts and certain term life contracts.  Premiums are recognized as revenue when due.  Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.  This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

Dividends
The dividend scale, approved annually by the Board of Directors, seeks to achieve equity among contractholders.  Dividends charged to operations represent an estimation of those incurred during the current year.

Income Taxes
Lutheran Brotherhood qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, no provision for income taxes has been made.  Lutheran Brotherhood's subsidiary, Lutheran Brotherhood Financial Corporation (LBFC) is a
taxable entity.  LBFC and its subsidiaries file a consolidated federal income tax return.  Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The provision for income taxes reflected on the Consolidated Statement of Income consisted of federal and state income tax expense of $9, $1 and $5 for the years ended December 31, 2000, 1999 and 1998, respectively.  At December 31, 2000 and 1999,
LBFC had recorded a net deferred federal income tax liability of $41 and $29, respectively.  The deferred tax liability is mainly due to the net effect of the temporary differences of reserves held for future benefits and deferred acquisitions costs as computed for financial statement and tax return purposes.

3.  Investments

Fixed Income Securities
Investments in fixed income securities at December 31, 2000 and 1999 follow:

                                                                             Available for Sale (Carried at Fair Value)
                                                                                       December 31, 2000
                                                           ------------------------------------------------------------------------
                                                            Amortized            Unrealized         Unrealized              Fair
                                                               Cost                Gains             Losses                 Value

Fixed income securities:
    U.S. government                                              $  771            $ 36              $  1                  $  806
    Mortgage-backed securities                                    2,224              26                14                   2,236
    Non-investment grade bonds                                      725               5               106                     624
    All other corporate bonds                                     3,710              90                92                   3,708
                                                                -------            ----              ----                 -------
       Total available for sale                                 $ 7,430            $157              $213                 $ 7,374
                                                                =======            ====              ====                 =======

                                                                             Available for Sale (Carried at Fair Value)
                                                                                       December 31, 1999
                                                           ------------------------------------------------------------------------
                                                            Amortized            Unrealized         Unrealized              Fair
                                                               Cost                Gains             Losses                 Value

Fixed income securities:
    U.S. government                                              $  798            $  1              $ 48              $  751
    Mortgage-backed securities                                    2,177               2                83               2,096
    Non-investment grade bonds                                      653               7                44                 616
    All other corporate bonds                                     3,612              60               160               3,512
                                                                -------            ----              ----                 -------
       Total available for sale                                 $ 7,240            $ 70              $335             $ 6,975
                                                                =======            ====              ====                 =======

Contractual Maturity of Fixed Income Securities
The amortized cost and fair value of fixed income securities available for sale as of December 31, 2000 are shown below by contractual maturity.  Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.

                                                                                                      Amortized         Fair
Year to Maturity                                                                                        Cost           Value

One year or less                                                                                        $  123         $  123
After one year through five years                                                                        1,349          1,354
After five years through ten years                                                                       1,940          1,887
After ten years                                                                                          1,794          1,774
Mortgage-backed securities                                                                               2,224          2,236
                                                                                                --------------- --------------
       Total available for sale                                                                        $ 7,430        $ 7,374
                                                                                                =============== ==============

Equity Securities
Investments in equity securities and preferred stock at December 31, 2000 and 1999 are as follows:

                                                                                                           2000         1999

Cost                                                                                                        $618         $677
Gross unrealized gains                                                                                       171          257
Gross unrealized losses                                                                                       67           41
                                                                                                      -----------   ----------

Carrying value                                                                                              $722         $893
                                                                                                      ===========   ==========

Mortgage Loans and Real Estate
The Society's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, borrower and loan size.

At December 31, the carrying values of mortgage loans and real estate investments were as follows:

                                                                                                       2000            1999

Mortgage loans:
    Residential and commercial                                                                        $ 1,865         $ 1,746
    Loans to Lutheran Churches                                                                            371             356
                                                                                                --------------  --------------

       Total mortgage loans                                                                           $ 2,236         $ 2,102
                                                                                                --------------  --------------

Real estate:
    To be disposed of                                                                                   $   1           $   -
    To be held and used                                                                                    64              63
                                                                                                --------------  --------------
       Total real estate                                                                                $  65           $  63
                                                                                                ==============  ==============

4.  Investment Income and Realized Gains and Losses

For the year ended December 31, investment income summarized by type of investment was as follows:

                                                                                         2000           1999           1998

Fixed income securities                                                                   $ 483          $ 466          $ 459
Equity securities                                                                            23             20             18
Mortgage loans                                                                              173            167            177
Real estate                                                                                  20             17             14
Loans to contractholders                                                                     48             47             45
Short-term investments                                                                       75             54             52
Other invested assets                                                                        21             18              4
                                                                                    ------------   ------------   ------------
       Gross investment income                                                              843            789            769

Investment expenses                                                                        (44)           (41)           (34)
                                                                                    ------------   ------------   ------------

Net investment income                                                                     $ 799          $ 748          $ 735
                                                                                    ============   ============   ============

For the year ended December 31, gross realized investment gains and losses on sales of all types of investments are as follows:

                                                                                          2000           1999           1998

Fixed income securities:
    Realized gains                                                                        $  60          $  87          $  99
    Realized losses                                                                         (98)           (99)           (31)

Equity securities:
    Realized gains                                                                           87            115             86
    Realized losses                                                                         (38)           (22)           (39)

Other investments:
    Realized gains                                                                            6              6             13
    Realized losses                                                                          (1)             -             (2)
                                                                                    ------------   ------------   ------------

Total net realized investment gains                                                       $  16          $  87          $ 126
                                                                                    ============   ============   ============

5.  Deferred Policy Acquisition Costs

The balances of and changes in deferred policy acquisition costs as and for the years ended December 31 are as follows:

                                                                                        2000           1999           1998

Balance, beginning of year                                                               $ 1,159          $ 921          $ 903
Capitalization of acquisition costs                                                          146            130            133
Amortization                                                                                (48)           (66)          (101)
Change in unrealized investment gains                                                       (76)            174           (14)
                                                                                     ------------   ------------   ------------

Balance, end of year                                                                     $ 1,181        $ 1,159          $ 921
                                                                                     ============   ============   ============

6.  Separate Account Business

Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners.  A portion of the contract owner's premium payments are invested by the Society into the
LB Variable Insurance Account I, the LB Variable Annuity Account I, the LBVIP Variable Insurance Account, the LBVIP Variable
Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts).  The Society records these payments as assets in the separate accounts.  Separate account liabilities represent reserves held related to the separate account business.

The Variable Accounts are unit investment trusts registered under the Investment Company
Act of 1940.  Each Variable Account has seven subaccounts, each of which invests only in a corresponding portfolio of the LB
Series Fund, Inc. (the Fund).  The Fund is a diversified, open-end management investment company.  The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value of the Fund.  The Society serves as the investment adviser of the Fund and is compensated through a daily investment advisory fee based on the average daily net assets of each portfolio.  For the year ended December 31, 2000, 1999 and 1998, advisory fee income of $37, $29 and $24, respectively, is included in the Consolidated Statement of Income.

A fixed account is also included as an investment option for variable annuity contract owners.  Net premiums allocated to the fixed account are invested in the assets of the Society.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Society.  The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Society.

The Society assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts.  The charges to the separate accounts, shown below for the year ended December 31, are based on the average daily net assets at specified annual rates:

                                                                                      2000           1999           1998
                                                                          Rate        Charges        Charges       Charges

LB Variable Insurance Account I                                             0.6%          $  1           $  1           $  1
LB Variable Annuity Account I                                               1.1%            44             34             24
LBVIP Variable Insurance Account                                            0.6%             2              1              1
LBVIP Variable Insurance Account II                                         2.3%             -              -              -
LBVIP Variable Annuity Account I                                            1.1%            53             46             40
                                                                                   ------------   ------------   ------------

                                                                                         $ 100          $  82          $  66
                                                                                   ============   ============   ============

Income from these charges is included in the Consolidated Statement of Income.

In addition, the Society deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges.  For the year ended December 31, amounts are as follows:

                                                                                      2000           1999           1998

LB Variable Insurance Account I                                                          $  12          $  10           $  8
LB Variable Annuity Account I                                                                3              3              2
LBVIP Variable Insurance Account                                                            11             11             10
LBVIP Variable Insurance Account II                                                          -              -              -
LBVIP Variable Annuity Account I                                                             1              1              2
                                                                                   ------------   ------------   ------------

                                                                                         $  27          $  25          $  22
                                                                                   ============   ============   ============

7.  Employee Benefit Plans

Pension Plans
Defined Benefit

Lutheran Brotherhood has noncontributory defined benefit plans which cover substantially all employees.  The Society's policy is to fund all defined benefit pension costs using the aggregate level value method.  In comparison to other acceptable methods, the annual contributions under the aggregate level method are generally higher in the earlier years and decrease over time.

Components of net pension cost for the year ended December 31 were as follows:

                                                                                            2000         1999         1998

Service cost - benefits earned during the year                                                 $  5         $  5         $  4
Interest cost on projected benefit obligations                                                    9            8            8
Expected return on assets                                                                        (8)          (8)          (8)
                                                                                         -----------  -----------   ----------

Net pension cost                                                                               $  6         $  5         $  4
                                                                                         ===========  ===========   ==========

The following rates were used in computing the pension cost for each of the three years in the period ended December 31:

                                                                                              2000         1999         1998

Discount rates used to determine expense                                                      7.00%        7.00%        8.00%
Assumed rates of compensation increases                                                       5.00%        5.00%        6.00%
Expected long-term rates of return                                                            7.00%        7.00%        8.00%

The following tables summarize the reconciliation of funded status as of December 31 of the pension plan, including the change in benefit obligation and the change in plan assets:

                                                                                                         2000         1999

Change in benefit obligation

Projected benefit obligation at beginning of year                                                           $124         $114

Service cost                                                                                                   5            5
Interest cost                                                                                                  9            8
Actuarial loss (gain)                                                                                          7            1
Benefits paid                                                                                                (5)          (4)
                                                                                                      -----------   ----------

Projected benefit obligation at end of year                                                                 $140         $124
                                                                                                      ===========   ==========

                                                                                                         2000         1999
Change in plan assets

Fair value of plan assets at beginning of year                                                              $124         $110

Actual return on plan assets                                                                                  15           13
Employer contribution                                                                                          5            5
Benefits paid                                                                                                 (5)          (4)
                                                                                                      -----------   ----------

Fair value of plan assets at end of year                                                                    $139         $124
                                                                                                      ===========   ==========

                                                                                                         2000         1999

Funded status

Funded status                                                                                              $ (1)        $  -
Unrecognized actuarial gain                                                                                  (4)          (4)
Unrecognized transition amount                                                                                1            1
                                                                                                      -----------   ----------

Accrued benefit cost                                                                                       $ (4)        $ (3)
                                                                                                      ===========   ==========

Plan assets are held on deposit with the Society and invested primarily in corporate bonds and mortgage loans.  Plan contributions are accumulated in a deposit administration fund, which is a part of the general assets of the Society.  The accrued retirement liability at December 31, 2000 of $143 is included in contract reserves and other liabilities.

The following rates were used in computation of the funded status for the plan at December 31:

                                                                                                         2000         1999

Discount rates used for obligations                                                                        7.00%        7.00%
Assumed rates of compensation increases                                                                    5.00%        5.00%

Defined Contribution

The Society has noncontributory defined contribution retirement plans which cover substantially all employees and field representatives and a noncontributory non-qualified deferred compensation plan which covers substantially all of its general agents.  As of January 1, 2000, approximately $133 of the defined contribution retirement plans' assets were held by the
Society and the remaining $139 were held in a separate trust.  The accrued retirement liability at December 31, 2000 of $149 is included in contract reserves.  Expenses related to the retirement plan for the years ended December 31, 2000, 1999 and
1998 were $11, $12 and $11, respectively.  Accumulated vested deferred compensation benefits at December 31, 2000 and 1999 total $66 and $61, respectively, and are included in other liabilities.

The Society has established contributory 401(k) defined contribution plans which cover substantially all employees and field representatives.  Participants are immediately vested in their contributions plus investment earnings thereon.

Postretirement Benefits Other Than Pensions
The Society has a postretirement medical benefit plan which provides for a minor subsidy of certain medical benefits for eligible early retirees until age 65.  The Society's obligation for post-retirement medical benefits under the plan is not significant.

8.  Reinsurance

In the normal course of business, the Society seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding business to other insurance enterprises or reinsurers under reinsurance contracts.  As of
December 31, 2000, total life insurance inforce approximated $51 billion, of which approximately $1 billion had been ceded to various reinsurers.  The Society retains a maximum of $2 of coverage per individual life.  Premiums ceded to other companies of $7 are reported as a reduction in premium income and benefits were reduced by $4 for reinsurance recoverable for the year ended December 31, 2000.

Reinsurance contracts do not relieve the Society from its obligations to contractholders.  Failure of reinsurers to honor their obligations could result in losses to the Society; consequently, allowances are established for amounts deemed uncollectible.  The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 2000.

9.  Commitments and Contingencies

Financial Commitments
The Society has commitments to extend credit for mortgage loans and other lines of credit of $104 and $90 at December 31,
2000 and 1999, respectively.  Commitments to purchase other invested assets were $117 and $58 at December 31, 2000 and 1999, respectively.

10. Disclosures About Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments.  In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques.  Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.  In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

Fixed Income Securities:  Fair values for fixed income securities are based on quoted market prices, where available.  For fixed income securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

Equity Securities:  Fair values for equity securities are based on quoted market prices, where available.  For equity securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

Mortgage Loans:  The fair values for mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Loans to Contractholders:  The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

Cash and Cash Equivalents, Short-Term Investments:  The carrying amounts for these assets approximate the assets' fair values.

Separate Account Assets and Liabilities:  The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

Other Financial Instruments Recorded as Assets:  The carrying amounts for these financial instruments (primarily loans receivable and other investments), approximate those assets' fair values.

Investment Contract Liabilities:  The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability.  The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

For supplementary contracts and immediate annuities without life contingencies, the carrying amounts approximate those liabilities' fair value.

The carrying amounts reported for other investment contracts, which include participating pension contracts and retirement plan deposits, approximate those liabilities' fair value.

Other Deposit Liabilities:  The carrying amounts for dividend accumulations and premium deposit funds approximate the liabilities' fair value.

Other Financial Instruments Recorded as Liabilities:  The carrying amounts for these financial instruments (primarily deposits and advances payable) approximate those liabilities' fair values.

The carrying amounts and estimated fair values of the Society's financial instruments at December 31 are as follows:

                                                                                2000                            1999
                                                                      -----------------------         ------------------------
                                                                      Carrying          Fair          Carrying          Fair
                                                                       Amount           Value          Amount           Value

Financial instruments recorded as assets
    Fixed income securities                                            $ 7,374         $ 7,374         $ 6,975         $ 6,975
    Equity securities                                                      722             722             893             893
    Mortgage loans:
       Residential and commercial                                        1,865           2,007           1,746           1,763
       Loans to Lutheran churches                                          371             376             356             339
    Loans to contractholders                                               748             748             721             721
    Cash and cash equivalents                                              749             749           1,001           1,001
    Short-term investments                                                 290             290             208             208
    Separate account assets                                              8,842           8,842           9,059           9,059
    Other financial instruments recorded
          as assets                                                         85              85              46              46

                                                                                2000                            1999
                                                                      -----------------------         ------------------------
                                                                      Carrying          Fair          Carrying          Fair
                                                                       Amount           Value          Amount           Value

Financial instruments recorded as liabilities
    Investment contracts:
       Deferred annuities                                              $ 2,465         $ 2,427         $ 2,624         $ 2,578
       Supplementary contracts and immediate
            annuities                                                      433             433             387             387
    Other deposit liabilities:
       Dividend accumulations                                               35              35              34              34
       Premium deposit funds                                                 1               1               2               2
    Separate account liabilities                                         8,842           8,842           9,059           9,059
    Other financial instruments recorded as
          liabilities                                                       79              79              38              38

11. Statutory Financial Information

Accounting practices used to prepare statutory financial statements for regulatory filing of fraternal life insurance companies differ from accounting principles generally accepted in the United States of America (GAAP).  The following reconciles the Society's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota with net income and members'
equity on a GAAP basis.

                                                                                                           Year Ended
                                                                                                           December 31,
                                                                                                       2000            1999

Net change in statutory surplus                                                                       $   (59)         $  136
Change in asset valuation reserves                                                                        (45)             34
                                                                                                       ------          ------
       Net change in statutory surplus and asset valuation reserves                                      (104)            170

Adjustments:
    Future contract benefits and contractholders' account balances                                         56              (3)
    Deferred acquisition costs                                                                             98              64
    Investment gains (losses)                                                                              33            (111)
    Other, net                                                                                             45              27
                                                                                                       ------          ------
Consolidated net income                                                                                $  128          $  147
                                                                                                       ======          ======

                                                                                                           Year Ended
                                                                                                           December 31,
                                                                                                       2000            1999

Statutory surplus                                                                                     $ 1,218         $ 1,277
Asset valuation reserves                                                                                  248             293
                                                                                                      -------         -------
       Statutory surplus and asset valuation reserves                                                   1,466           1,570

Adjustments:
    Future contract benefits and contractholders' account balances                                       (388)           (467)
    Deferred acquisition costs                                                                          1,181           1,159
    Interest maintenance reserves                                                                          78             143
    Valuation of investments                                                                              (43)           (263)
    Dividend liability                                                                                    117             111
    Other, net                                                                                             41              51
                                                                                                      -------         -------

Consolidated members' equity                                                                          $ 2,452         $ 2,304
                                                                                                      =======         =======

The Society files statutory-basis financial statements with state insurance departments in all states in which the Society is licensed.  On January 1, 2001, significant changes to the statutory basis of accounting became effective.  The cumulative effect of these changes will be recorded as a direct adjustment to statutory surplus in the first quarter of 2001.  The effect of adoption is expected to be minor and the Society expects that statutory surplus after adoption will continue to be in excess of the regulatory risk-based capital requirements.

12. Supplementary Financial Data

Following is a condensed synopsis of statutory financial information of the Society (excluding affiliated subsidiaries) at
December 31, 2000 and 1999.  This information is included to satisfy certain state reporting requirements for fraternals.

                                                                                                          December 31,
                                                                                                     2000              1999

Invested and other admitted assets                                                                 $ 12,260          $ 12,627
Assets held in separate accounts                                                                      4,165             3,932
                                                                                                   --------          --------
       Total assets                                                                                $ 16,425          $ 16,559
                                                                                                   ========          ========
Contract reserves                                                                                   $ 9,903           $ 9,529
Liabilities related to separate accounts                                                              4,031             3,790
Other liabilities and asset reserves                                                                  1,273             1,963
                                                                                                   --------          --------
       Total liabilities and asset reserves                                                          15,207            15,282
                                                                                                   --------          --------
Unassigned surplus                                                                                    1,218             1,277
                                                                                                   --------          --------
       Total liabilities, asset reserves and surplus                                               $ 16,425          $ 16,559
                                                                                                   ========          ========

                                                                                                            December 31,
                                                                                                      2000              1999

Savings from operations before net realized capital gains                                            $   32            $   96
Net realized capital gains                                                                               44                80
                                                                                                   --------          --------
       Net savings from operations                                                                       76               176

Total other changes                                                                                    (135)              (40)
                                                                                                   --------          --------
Net change in unassigned surplus                                                                    $   (59)           $  136
                                                                                                   ========          ========

13. Legal Matters

The Society is involved in various pending or threatened legal proceedings arising out of the normal course of business.
Also, the Society has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by the Society, which appear to be similar to claims asserted in class actions brought against many other life insurers.  These matters are sometimes referred to as market conduct lawsuits.  The Society believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed.  While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of the Society.

                                                     PART C: OTHER INFORMATION
Item 27.  Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration
Statements of the Depositor.

(a)        (i)Resolutions of Board of Directors of the Depositor authorizing the establishment of the AAL Variable Life Account I
           (1)
           (ii) Resolution of Board of Directors of the Depositor authorizing the name change of Registrant to Thrivent Variable
           Life Account I   (3)
(b)        Custodian Agreements-Not applicable
(c)(i)     Form of Principal Underwriting Agreement Between the Depositor and Thrivent Investment Management Inc.
           ("Thrivent Investment Mgt.")  (4)
(c)(ii)    Form of Agreement between Thrivent Investment Mgt. and Registered Representative with respect to the sale of the
           Contracts   (4)
(d)(i)     Form of Contract  (1)
(d)(ii)    Available Contract Riders  (1)
(e)        Contract Application Form  (4)
(f)(i)     Depositor's Articles of Incorporation (4)
(f)(ii)    Depositor's Bylaws (5)
(g)        Reinsurance Contracts-Not applicable
(h)        Participation Agreements (3)
(i)        Administrative Contracts-Not applicable
(j)        Other Material Contracts-Not applicable
(k)        Opinion and Consent of Counsel  (6)
(l)        Actuarial Opinion (6)
(m)        Calculation (4)
(n)(i)     Consent of Independent Auditors - Ernst & Young LLP  (6)
(n)(ii)    Consent of Independent Auditors - PricewaterhouseCoopers LLP  (6)
(o)        Omitted Financial statements-Not applicable
(p)        Initial Capital Agreements-Not applicable
(q)        Redeemability Exemption  (4)
(r)        (a) Powers of Attorney for Richard E. Beumer, Dr. Addie J. Butler, John O. Gilbert, Gary J. Greenfield, Robert
           H. Hoffman, James M. Hushagen, Richard C. Kessler, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J.
           Nicholson, Robert B. Peregrine, Paul D. Schrage, Dr. Kurt M. Senske, Dr. Albert K. Siu, Lawrence W. Stranghoener,
           Roger G. Wheeler, and Thomas R. Zehnder, and Randall L. Boushek (3)
           (b) Power of Attorney for Adrian M. Tocklin  (5)
________________________________

(1)        Incorporated by reference from initial registration statement on Form S-6 of Thrivent Variable Life Account I,
           Registration No. 333-31011, filed on July 10, 1997.
(2)        Incorporated by reference from post-effective amendment No. 7 to the registration statement on Form S-6 of Thrivent
           Variable Life Account I, Registration No. 333-31011, filed on April 26, 2002.
(3)        Incorporated by reference from post-effective amendment No.  to the registration statement on Form N-6 of Thrivent
           Variable Life Account I, Registration No. 333-31011, filed on August 29, 2002.
(4)        Incorporated reference from post-effective amendment No. 9  to the registration statement on Form N-6 of Thrivent
           Variable Life Account I, Registration No. 333-31011, filed on October 29, 2002.
(5)        Incorporated by reference from initial rregistration statement on Form N-6 of Thrivent Variable Life Account I,
           Registration No. 333-103454, filed on February 26, 2003.
(6)        Filed herewith.

Item 28. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable life operations, other officers of Depositor, are listed below.  Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal                                     Positions and Offices
Business Address                                          with Depositor
------------------------------------------------------------------------------------------------------
John O. Gilbert                                        Chairman of the Board

Bruce J. Nicholson                                     Director, President & CEO

Richard E. Beumer                                      Director
Jacobs Engineering Group, Inc.
501 N. Broadway
St. Louis, Missouri 63102

Dr. Addie J. Butler                                    Director
Community College of Philadelphia
1700 Spring Garden Street
Philadelphia, Pennsylvania 19130

Gary J. Greenfield                                     Director
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, Wisconsin 53226

Robert H. Hoffman                                      Director
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 37208
North Mankato, Minnesota 56002-3728

James M. Hushagen                                      Director
Eisenhower & Carlson, PLLC
1201 Pacific Avenue, Suite 1200
Edgewood, Washington  98402-4395

Richard C. Kessler                                     Director
The Kessler Enterprise, Inc.
7380 Sand Lake Road, Suite 120
Orlando, Florida 32819

Richard C. Lundell                                     Director
7341 Dogwood
Excelsior, Minnesota  55331

John P. McDaniel                                       Director
MedStar Health
5565 Sterrett Place
Columbia, Maryland  21044

Paul W. Middeke                                        Director
Lutheran High School Association
  of St. Louis
5401 Lucas & Harriet Road, Suite 103
St. Louis, Missouri  63121

Robert B. Peregrine                                    Director
Peregrine & Roth, S.C.
633 W. Wisconsin Avenue, Suite 1300
Milwaukee, Wisconsin 53203-1960

Paul D. Schrage                                        Director
42237 N. 112th Place
Scottsdale, Arizona  85262

Dr. Kurt M. Senske                                     Director
Lutheran Social Services
8305 Cross Park Drive
Austin, Texas  78754-5154

Dr. Albert Siu                                         Director
23 North Gate Road
Mendham, New Jersey 07945

Adrian M. Tocklin                                      Director
4961 Bacopa Lane, Suite 801
St. Petersburg, Florida  33715

Roger G. Wheeler                                       Director
6109 West 104th Street
Bloomington, Minnesota 55438

Rev. Thomas R. Zehnder                                 Director
6308 Chiswick Park
Williamsburg, Virginia 23188-6368

Jon M. Stellmacher                                     Executive Vice President, Financial Services Operations
4321 North Ballard Road
Appleton, Wisconsin  54919

Lawrence Stranghoener                                  Executive Vice President & Chief Financial Officer

Woodrow E. Eno, Esq.                                   Senior Vice President, General Counsel and Secretary

Jennifer H. Martin                                     Senior Vice President, Corporate Administration

Pamela J. Moret                                        Senior Vice President, Marketing and Products

Frederick A. Ohlde                                     Senior Vice President, Fraternal Operations
4321 North Ballard Road
Appleton, Wisconsin  54919

James A. Thomsen                                       Senior Vice President, Field Distribution

Larry A. Robbins                                       Senior Vice President and Chief Information Officer

James H. Abitz                                         Senior Vice President and Chief Investment Officer

Randall L. Boushek                                     Senior Vice President and Treasurer, Finance

Robert G. Same                                         Vice President, Compliance
222 W. College Avenue
Appleton, Wisconsin  54919

Item 29. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor.   The Depositor is a fraternal benefit society organized under the laws of the
State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities except
Thrivent Property & Casualty Insurance Agency, Inc.

Thrivent Financial Entities                             Primary Business                                     State of Incorporation
-----------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans                        Fraternal benefit society offering financial services     Wisconsin
                                                        and products

    Thrivent Financial Holdings, Inc.                   Holding Company with no independent operations            Delaware

         Thrivent Financial Bank                        Federally chartered bank                                  Federal Charter

         Thrivent Investment Management Inc.            Broker-dealer and investment adviser                      Delaware

         North Meadows Investment Ltd.                  Organized for the purpose of holding and investing in     Wisconsin
                                                        real estate

         AAL Service Organization, Inc.                 Organized for the purpose of owning bank account          Wisconsin
                                                        withdrawal authorizations

         Lutheran Brotherhood Variable                  Life insurance company                                    Minnesota
         Insurance Products Company

         Thrivent Financial Investor Services Inc.      Transfer agent for The Lutheran Brotherhood Family of     Pennsylvania
                                                        Funds

         Thrivent Property & Casualty Insurance         Auto and homeowners insurance company                     Minnesota
         Agency, Inc.

Item 30. Indemnification

Section 33 of Depositor's Bylaws; Section 4.01 of the LB Series Fund, Inc. First Amended and Restated Bylaws;  and Section Eight
of Thrivent Investment Mgt.'s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the
Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between AAL Variable Product Series Fund, Inc. and Depositor and
Section XII of the Investment Advisory Agreement between LB Series Fund, Inc. and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the
Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees)
harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of
Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

a.   Other Activity.  Thrivent Investment Mgt., the principal underwriter of the contracts, is also the distributor and investment adviser of The AAL Mutual Funds and The Lutheran Brotherhood Family of Funds.

b.   Management.  The directors and principal officers of Thrivent Investment Mgt. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal                                        Positions and Offices
Business Address                                          with Underwriter
----------------------------------------------------------------------------------------------------
John O. Gilbert                                           Director and Chairman

Bruce J. Nicholson                                        Director and President

Jon M. Stellmacher                                        Director and Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Lawrence W. Stranghoener                                  Director and Senior Vice President

Woodrow E. Eno                                            Director, Senior Vice President and Secretary

Pamela J. Moret                                           Director and Senior Vice President

James A. Thomsen                                          Director and Senior Vice President

James H. Abitz                                            Senior Vice President and Chief Investment Officer
222 West College Ave.
Appleton, Wisconsin 54919-0007

Doug Ahrenstorff                                          Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Craig T. Britton                                          Vice President

David C. Francis                                          Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Charles D. Gariboldi                                      Vice President

Michael J. Haglin

Frederick P. Johnson                                      Vice President

Jeffrey R. Kargus                                         Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Richard J. Kleven                                         Vice President

Katie S. Kloster                                          Vice President

Gwen L. Kuhrt                                             Vice President

Marnie Loomans-Theucks                                    Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Michael J. Mevis                                          Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Douglas B. Miller                                         Vice President

Thomas R. Mischka                                         Vice President
4321 North Ballard Road
Appleton,Wisconsin 54919-0001

James E. Nelson                                           Vice President and Assistant Secretary

Brenda J. Pederson                                        Vice President

Reginald L. Pfeifer                                       Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Brian W. Picard                                           Vice President and Deputy Chief Compliance Officer
222 West College Ave.
Appleton, Wisconsin 54919-0007

Richard B.  Ruckdashel                                    Vice President

Robert C. Same                                            Vice President and Chief Compliance Officer
222 West College Ave.
Appleton, Wisconsin 54919-007

Thomas C. Schinke                                         Vice President

Nikki L. Sorum                                            Vice President

Bryan K. Stoltenberg                                      Vice President

Terry W. Timm                                             Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

David L. Westmark                                         Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Anita J.T. Young                                          Vice President

Brett L. Agnew                                            Assistant Secretary

Marlene J. Nogle                                          Assistant Secretary

John C. Bjork                                             Assistant Secretary

Peter E. Schifsky                                         Assistant Secretary

c.  Compensation from Registrant.  Not applicable.

Item 32. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis,
Minnesota 55415; 4321 North Ballard Road, Appleton, Wisconsin 54919; and 222 West College Avenue, Appleton, Wisconsin 54911.

Item 33. Management Services

Not Applicable.

Item 34. Fee Representation

Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement,
File Number 333-31011, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

                                                             SIGNATURES

Pursuant to the  requirements  of the  Securities  Act of 1933 and the  Investment  Company Act of 1940, as amended,  the Registrant certifies that it meets the  requirements of Securities Act Rule 485(b) for  effectiveness  of this  Registration  Statement and has duly caused this amendment to the  Registration  Statement to be signed on its behalf by the undersigned,  duly  authorized,  in the
City of Minneapolis and State of Minnesota on the 28th day of April, 2003.

                                                                                  THRIVENT VARIABLE LIFE ACCOUNT I
                                                                                              (Registrant)

                                                                                   By THRIVENT FINANCIAL FOR LUTHERANS
                                                                                             (Depositor)

                                                                                   By                     *
                                                                                      ----------------------------------------------
                                                                                      Bruce J. Nicholson, President
                                                                                      and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of
Minnesota on the 28th day of April, 2003 .

                                                                                   THRIVENT FINANCIAL FOR LUTHERANS
                                                                                             (Depositor)

                                                                                   By                     *
                                                                                      ----------------------------------------------
                                                                                      Bruce J. Nicholson, President
                                                                                      and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of April, 2003.

                   *                                President and Chief Executive Officer
     ------------------------------------------     (Chief Executive Officer)
     Bruce J. Nicholson

                   *                                Executive Vice President and Chief Financial Officer
     ------------------------------------------      (Principal Financial Officer )
     Lawrence W. Stranghoener

                 *                                  Senior Vice President and Treasurer, Finance
     ------------------------------------------     (Principal Accounting Officer)
     Randall L. Boushek

    A Majority of the Board of Directors:*

    Richard E. Beumer                              Paul W. Middeke
    Dr. Addie J. Butler                            Bruce J. Nicholson
    John O. Gilbert                                Robert B. Peregrine
    Gary J. Greenfield                             Paul D. Schrage
    Robert H. Hoffman                              Dr. Kurt M. Senske
    James M. Hushagen                              Dr. Albert Siu
    Richard C. Kessler                             Adrian M. Tocklin
    Richard C. Lundell                             Roger G. Wheeler
    John P. McDaniel                               Rev. Thomas R. Zehnder

* John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent for Lutherans pursuant to a power of attorney duly executed by such persons.

                                                                                   By:  /s/ John C. Bjork
                                                                                       --------------------------------------------
                                                                                       John C. Bjork, Attorney-in-Fact

                                                THRIVENT VARIABLE INSURANCE ACCOUNT I
                                                         INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 27 of Part C for exhibits not listed below.

Exhibit
Number                         Name of Exhibit
-------------                  --------------------------

k                              Opinion & Consent of Counsel
l                              Actuarial Opinion
n(i)                           Consent of Ernst & Young LLP
n(ii)                          Consent of PricewaterhouseCoopers LLP